Exhibit 99.2

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up- todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-OP2
All records


----------------------------------------------------------------------------------------------------------------------------------
All records
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Weighted
                                                     % by                                  Weighted     Weighted       Average
                                     Current        Current      Weighted     Weighted     Average      Average        Stated
Adjustment         Number of        Principal      Principal     Average      Average      Maximum      Minumum       Remaining
Type                 Loans           Balance        Balance       Coupon       Margin        Rate         Rate          Term
----------------------------------------------------------------------------------------------------------------------------------
ARM                  3,486        $612,372,414       74.45         6.96         5.18        12.97         6.96           356
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate           1,343        $210,148,970       25.55         6.99            -            -            -           344
----------------------------------------------------------------------------------------------------------------------------------
Total:               4,829        $822,521,383      100.00         6.97         5.18        12.97         6.96           353
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
All records
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Weighted     Weighted
                                    Weighted     Weighted    Weighted     Average      Average
                     Remaining       Average     Average      Average      Months      Combined              Average       Pct
Adjustment          Amortization    Original     Initial      Percap         to        Original    FICO      Current       Full
Type                    Term          Term         Cap         Cap          Roll         LTV       Score      Balance      Doc
---------------------------------------------------------------------------------------------------------------------------------
ARM                      353          360         2.99         1.00        22.00        78.67       597     175,666.21    60.04
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate               343          347            -            -            -        74.63       638     156,477.27    61.43
---------------------------------------------------------------------------------------------------------------------------------
Total:                   350          356         2.99         1.00        22.00        77.64       607     170,329.55    60.40
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------
All records
------------------------------------------------------
                       Pct                     Pct
Adjustment            Single      Pct         Owner
Type                  Family    Purchase    Occupied
------------------------------------------------------
ARM                 75.70        26.25       93.02
------------------------------------------------------
Fixed Rate          70.62        19.26       90.77
------------------------------------------------------
Total:              74.40        24.46       92.45
------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up- todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-OP2
All records


1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $822,521,383
Number of Loans: 4,829
Average Current Balance: $170,330
Weighted Average Coupon: 6.969%
Weighted Average Net Coupon: 6.449%
Weighted Average Remaining Term: 353
Weighted Average Seasoning: 3
Second Liens: 0.97%
Weighted Average Combined OLTV: 77.64%
Weighted Average FICO: 607
Loans w/ Prepay Penalties: 73.52%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 6.963%
Weighted Average Remaining Term (Arm Only): 356
Weighted Average Margin: 5.179%
Weighted Average Initial Per Cap: 2.993%
Weighted Average Per Cap: 1.004%
Weighted Average Lifetime Rate Cap: 6.004%
Weighted Average Months To Roll: 22
:
Loan Type:
Fixed: 25.55%
Balloons: 0.00%
2 Year Fixed Arms: 68.39%
3 Year Fixed Arms: 5.88%
Other Hybrid: 0.18%
:
Index:
6-Month Libor: 74.45%
1-Month Libor: 0.00%
Other Index: 25.55%



2. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average          Weighted
                            Number of          Aggregate             Aggregate            Gross      Remaining         Average
Loan                         Mortgage        Cut-off Date           Cut-off Date        Interest       Term            Combined
Purpose                       Loans        Principal Balance     Principal Balance        Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout           3,052         $541,523,594               65.84              6.952         352             75.51
Purchase                      1,297         $201,220,562               24.46              6.928         356             83.00
Refinance - Rate Term           480         $ 79,777,227                9.70              7.186         352             78.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                        4,829         $822,521,383              100.00              6.969         353             77.64
------------------------------------------------------------------------------------------------------------------------------------


3. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average          Weighted
                            Number of          Aggregate             Aggregate            Gross      Remaining         Average
                             Mortgage        Cut-off Date           Cut-off Date        Interest       Term            Combined
Occupancy                     Loans        Principal Balance     Principal Balance        Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                       4,434         $760,394,786               92.45              6.944         353             77.76
Investment                      327         $ 48,380,116                5.88              7.410         354             76.17
Second Home                      68         $ 13,746,481                1.67              6.823         353             76.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                        4,829         $822,521,383              100.00              6.969         353             77.64
------------------------------------------------------------------------------------------------------------------------------------


4. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average          Weighted
                            Number of          Aggregate             Aggregate            Gross      Remaining         Average
Property                     Mortgage        Cut-off Date           Cut-off Date        Interest       Term            Combined
Type                          Loans        Principal Balance     Principal Balance        Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence       3,731         $611,945,077               74.40              6.982         353             77.67
2-4 Family                      450         $101,955,519               12.40              6.857         353             75.92
PUD                             322         $ 63,000,355                7.66              6.983         356             79.64
Condo                           250         $ 37,818,341                4.60              7.042         354             78.46
Manufactured Housing             76         $  7,802,092                0.95              6.976         355             77.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                        4,829         $822,521,383              100.00              6.969         353             77.64
------------------------------------------------------------------------------------------------------------------------------------


5. Documentation Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average          Weighted
                            Number of          Aggregate             Aggregate            Gross      Remaining         Average
Documentation                Mortgage        Cut-off Date           Cut-off Date        Interest       Term            Combined
Type                          Loans        Principal Balance     Principal Balance        Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full                          3,171         $496,777,356               60.40              6.949         353             79.24
Stated                        1,609         $316,300,810               38.46              6.984         353             75.15
Lite                             32         $  5,190,484                0.63              7.539         337             71.85
No Documentation                 17         $  4,252,734                0.52              7.437         354             83.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                        4,829         $822,521,383              100.00              6.969         353             77.64
------------------------------------------------------------------------------------------------------------------------------------


6. Fico Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average          Weighted
                            Number of          Aggregate             Aggregate            Gross      Remaining         Average
Fisco                        Mortgage        Cut-off Date           Cut-off Date        Interest       Term            Combined
Distribution                  Loans        Principal Balance     Principal Balance        Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 459                           68         $  7,489,521                0.91              8.017         353             72.59
500 - 519                       386         $ 61,438,403                7.47              7.876         356             72.50
520 - 539                       452         $ 71,420,318                8.68              7.691         356             73.58
540 - 559                       451         $ 70,761,872                8.60              7.499         354             73.41
560 - 579                       442         $ 74,479,427                9.06              7.224         355             74.04
580 - 599                       518         $ 89,553,480               10.89              6.929         353             77.62
600 - 619                       626         $104,528,971               12.71              6.751         353             78.72
620 - 639                       607         $105,100,820               12.78              6.668         353             80.76
640 - 659                       456         $ 78,082,999                9.49              6.566         352             80.82
660 - 679                       331         $ 66,497,134                8.08              6.375         352             80.24
680 - 699                       177         $ 32,190,504                3.91              6.519         348             80.89
700 - 719                       129         $ 26,980,896                3.28              6.453         352             81.99
720 - 739                        96         $ 17,183,023                2.09              6.459         349             81.72
740 - 759                        50         $  9,418,168                1.15              6.622         350             82.18
760 >=                           40         $  7,395,850                0.90              6.667         353             79.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                        4,829         $822,521,383              100.00              6.969         353             77.64
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 815
Weighted Average: 607.1


7. Combined Original Loan-to-Value Ratio (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
Combined                                                            Loan Pool by         Average      Average          Weighted
Original                    Number of          Aggregate             Aggregate            Gross      Remaining         Average
Loan-to-Value                Mortgage        Cut-off Date           Cut-off Date        Interest       Term            Combined
Ratio (%)                     Loans        Principal Balance     Principal Balance        Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 20.00                          8         $    858,139                0.10              7.225         341             16.93
20.01 - 30.00                    25         $  2,490,004                0.30              7.746         345             27.73
30.01 - 40.00                    67         $  9,100,935                1.11              6.856         341             35.50
40.01 - 50.00                   145         $ 20,009,614                2.43              6.875         351             45.93
50.01 - 60.00                   258         $ 41,742,209                5.07              6.883         347             56.29
60.01 - 70.00                   676         $117,870,389               14.33              7.006         352             66.53
70.01 - 80.00                 2,160         $365,365,388               44.42              6.902         354             78.26
80.01 - 90.00                 1,119         $208,857,791               25.39              6.950         354             88.01
90.01 - 100.00                  371         $ 56,226,913                6.84              7.476         355             95.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                        4,829         $822,521,383              100.00              6.969         353             77.64
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 10.82
Maximum: 100.00
Weighted Average by Original Balance: 77.64
Weighted Average by Current Balance: 77.64


8. Current Principal Balance ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average          Weighted
Current                     Number of          Aggregate             Aggregate            Gross      Remaining         Average
Principal                    Mortgage        Cut-off Date           Cut-off Date        Interest       Term            Combined
Balance ($)                   Loans        Principal Balance     Principal Balance        Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                54         $  2,687,341                0.33              8.474         318             61.24
$50,001 - $75,000               681         $ 42,995,500                5.23              8.162         342             77.83
$75,001 - $100,000              674         $ 59,500,073                7.23              7.655         348             76.60
$100,001 - $150,000           1,166         $144,743,771               17.60              7.170         354             77.13
$150,001 - $200,000             824         $143,253,307               17.42              6.959         353             75.89
$200,001 - $250,000             552         $123,301,634               14.99              6.846         354             77.06
$250,001 - $300,000             341         $ 93,002,836               11.31              6.670         356             78.36
$300,001 - $350,000             227         $ 73,559,122                8.94              6.737         355             79.45
$350,001 - $400,000             135         $ 50,888,250                6.19              6.507         355             79.84
$400,001 - $450,000              68         $ 28,857,540                3.51              6.547         352             80.84
$450,001 - $500,000              39         $ 18,807,094                2.29              6.484         354             81.73
$500,001 - $550,000              20         $ 10,489,111                1.28              6.409         356             82.53
$550,001 - $600,000              28         $ 16,182,855                1.97              6.553         356             79.51
$600,001 - $650,000               6         $  3,758,283                0.46              6.393         357             78.99
$650,001 - $700,000               4         $  2,714,625                0.33              6.410         356             69.36
$700,001 - $750,000               5         $  3,601,810                0.44              6.289         356             76.90
$750,001 - $800,000               2         $  1,525,097                0.19              7.209         357             65.72
$800,001 - $850,000               1         $    847,835                0.10              6.850         357             62.96
$850,001 - $900,000               1         $    855,300                0.10              5.750         357             63.56
$900,001 - $950,000               1         $    950,000                0.12              7.440         355             68.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                        4,829         $822,521,383              100.00              6.969         353             77.64
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 47,750.67
Maximum: 950,000.00
Average: 170,329.55


9. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average          Weighted
                            Number of          Aggregate             Aggregate            Gross      Remaining         Average
Geographical                 Mortgage        Cut-off Date           Cut-off Date        Interest       Term            Combined
Distribution                  Loans        Principal Balance     Principal Balance        Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Alabama                          22         $  2,042,720                0.25              7.846         347             85.11
Alaska                            4         $    607,305                0.07              6.610         357             87.17
Arizona                          68         $  9,459,149                1.15              7.109         355             83.96
Arkansas                          8         $    788,587                0.10              7.821         346             85.95
California                      733         $179,414,286               21.81              6.666         355             77.23
Colorado                         98         $ 15,511,013                1.89              6.628         356             81.44
Connecticut                     123         $ 20,308,325                2.47              6.786         352             77.64
Delaware                          8         $    990,391                0.12              6.984         335             82.11
Florida                         361         $ 48,733,480                5.92              7.154         354             78.27
Georgia                         120         $ 14,269,126                1.73              8.018         355             81.70
Hawaii                            1         $    302,694                0.04              5.500         357             80.00
Idaho                            15         $  1,506,558                0.18              7.132         350             83.84
Illinois                        152         $ 22,676,498                2.76              7.301         353             81.52
Indiana                          70         $  7,160,732                0.87              7.300         354             82.69
Iowa                             18         $  1,618,050                0.20              6.881         357             84.01
Kansas                           11         $  1,046,258                0.13              7.827         357             79.58
Kentucky                         38         $  3,722,206                0.45              7.744         357             80.14
Louisiana                        37         $  4,571,773                0.56              7.528         355             79.07
Maine                            66         $  9,688,670                1.18              6.835         346             76.58
Maryland                         88         $ 16,227,506                1.97              7.390         356             79.34
Massachusetts                   393         $ 84,360,675               10.26              6.638         354             73.85
Michigan                        125         $ 13,570,430                1.65              7.891         355             79.14
Minnesota                        59         $  8,445,995                1.03              7.023         354             78.30
Mississippi                       3         $    346,673                0.04              7.769         279             91.03
Missouri                         57         $  5,965,577                0.73              7.455         355             79.61
Montana                           4         $    498,580                0.06              7.032         357             85.88
Nebraska                          9         $    690,848                0.08              7.159         357             82.80
Nevada                           69         $ 13,500,087                1.64              6.850         357             82.05
New Hampshire                    75         $ 12,312,046                1.50              6.830         354             74.85
New Jersey                      242         $ 50,522,653                6.14              7.051         355             77.55
New Mexico                        1         $    119,272                0.01              7.500         352             80.00
New York                        474         $111,975,834               13.61              6.769         352             73.56
North Carolina                   81         $  9,778,505                1.19              7.385         355             82.55
Ohio                            137         $ 14,114,887                1.72              7.586         357             80.23
Oklahoma                          4         $    394,496                0.05              7.536         357             85.92
Oregon                           32         $  4,365,801                0.53              7.126         357             81.05
Pennsylvania                    166         $ 19,804,452                2.41              7.094         344             80.66
Rhode Island                    107         $ 18,650,023                2.27              6.548         352             75.38
South Carolina                   37         $  3,529,372                0.43              7.792         351             83.04
South Dakota                      1         $     89,110                0.01              9.250         357             85.00
Tennessee                        69         $  7,074,497                0.86              7.586         352             83.24
Texas                           309         $ 32,034,847                3.89              7.661         341             78.38
Utah                              8         $  1,507,658                0.18              6.725         357             88.24
Vermont                          20         $  2,670,711                0.32              7.290         357             78.63
Virginia                        166         $ 26,153,402                3.18              7.301         352             79.94
Washington                       63         $ 10,649,362                1.29              6.877         356             81.69
Wisconsin                        64         $  7,182,183                0.87              7.117         355             81.15
Wyoming                          13         $  1,568,083                0.19              7.199         357             83.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                        4,829         $822,521,383              100.00              6.969         353             77.64
------------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 48

600k($)>10. Original Principal Balance > 600k ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Pct
Original                                     % of        Weighted      Weighted     Weighted        Pct          Cash         Pct
Principal                    Current        Current      Average        Average      Average       Owner         -out         Full
Balance > 600k ($)           Balance        Balance       Coupon         Fico         OLTV          Occ          Refi         Doc
------------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000       3,758,282.75       26.37         6.393          609         78.99         65.86        100.00      66.11
$650,001 - $700,000       2,714,625.23       19.05         6.410          618         69.36        100.00         76.01      48.64
$700,001 - $750,000       3,601,810.06       25.27         6.289          611         76.90        100.00         80.43      60.30
$750,001 - $800,000       1,525,096.66       10.70         7.209          580         65.72        100.00         50.27      49.73
$800,001 - $850,000         847,834.84        5.95         6.850          698         62.96          0.00          0.00       0.00
$850,001 - $900,000         855,299.67        6.00         5.750          679         63.56        100.00        100.00       0.00
$900,001 - $950,000         950,000.00        6.67         7.440          582         68.49        100.00        100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   14,252,949.21      100.00         6.516          616         72.63         85.05         79.22      53.92
------------------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-OP2
All records



1. Product Types

                                                                                           % of Mortgage            Weighted
                                                                                             Loan Pool by           Average
                                                     Number of         Aggregate              Aggregate              Gross
Product                                              Mortgage         Cut-off Date          Cut-off Date            Interest
Types                                                  Loans       Principal Balance      Principal Balance           Rate
------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                           11             $723,936              0.09%                 7.971%
Fixed - 15 Year                                           83            9,367,897               1.14                  6.852
Fixed - 20 Year                                           56            6,662,215               0.81                  7.255
Fixed - 30 Year                                        1,178          189,578,587              23.05                  6.984
ARM - 15 Year/6 Month LIBOR                                6            1,053,778               0.13                  6.283
ARM - 2 Year/6 Month LIBOR                             3,089          530,600,209              64.51                  7.014
ARM - 2 Year/6 Month LIBOR/15 Year                        16            1,553,469               0.19                  7.534
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only          111           30,389,598               3.69                  6.472
ARM - 3 Year/6 Month LIBOR                               245           43,777,629               5.32                  6.746
ARM - 3 Year/6 Month LIBOR/15 Year                         1               64,191               0.01                  6.240
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only           15            4,488,789               0.55                  6.301
ARM - 6 Month LIBOR                                        3              444,750               0.05                  6.993
Fixed - 30 Year/5 Year Interest Only                      15            3,816,334               0.46                  6.793
------------------------------------------------------------------------------------------------------------------------------
Total:                                                 4,829         $822,521,383            100.00%                 6.969%
------------------------------------------------------------------------------------------------------------------------------

                                                     Weighted                                          Weighted
                                                     Average          Weighted          Non-Zero       Average
                                                    Remaining          Average          Weighted        Back
Product                                               Term            Combined          Average         Debt
Types                                                (months)      Original LTV (%)       FICO          Ratio
------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                        117             70.00%             631          34.92%
Fixed - 15 Year                                        177              70.69             637           39.21
Fixed - 20 Year                                        237              73.51             636           40.36
Fixed - 30 Year                                        357              74.83             638           38.97
ARM - 15 Year/6 Month LIBOR                            357              72.03             585           43.11
ARM - 2 Year/6 Month LIBOR                             357              78.23             594           39.12
ARM - 2 Year/6 Month LIBOR/15 Year                     203              73.92             596           36.06
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only        356              86.35             617           40.06
ARM - 3 Year/6 Month LIBOR                             357              78.08             607           38.69
ARM - 3 Year/6 Month LIBOR/15 Year                     177              74.97             622           24.52
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only        355              87.67             617           39.69
ARM - 6 Month LIBOR                                    357              77.82             568           33.61
Fixed - 30 Year/5 Year Interest Only                   356              77.14             626           35.00
------------------------------------------------------------------------------------------------------------------
Total:                                                 353             77.64%             607          39.08%
------------------------------------------------------------------------------------------------------------------


2. Range of Combined Original LTV Ratios (%)

                                                                                           % of Mortgage            Weighted
Range of                                                                                     Loan Pool by           Average
Combined                                             Number of         Aggregate              Aggregate              Gross
Original                                             Mortgage         Cut-off Date          Cut-off Date            Interest
LTV Ratios (%)                                         Loans       Principal Balance      Principal Balance           Rate
------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                            2             $140,991              0.02%                 9.657%
15.01% - 20.00%                                            6              717,148               0.09                  6.747
20.01% - 25.00%                                            5              374,411               0.05                  8.230
25.01% - 30.00%                                           20            2,115,594               0.26                  7.661
30.01% - 35.00%                                           31            3,697,053               0.45                  7.209
35.01% - 40.00%                                           36            5,403,883               0.66                  6.614
40.01% - 45.00%                                           56            7,814,157               0.95                  6.905
45.01% - 50.00%                                           89           12,195,457               1.48                  6.857
50.01% - 55.00%                                           96           15,409,802               1.87                  6.919
55.01% - 60.00%                                          162           26,332,407               3.20                  6.862
60.01% - 65.00%                                          294           50,526,806               6.14                  7.161
65.01% - 70.00%                                          382           67,343,583               8.19                  6.889
70.01% - 75.00%                                          504           90,827,826              11.04                  7.022
75.01% - 80.00%                                        1,656          274,537,562              33.38                  6.862
80.01% - 85.00%                                          365           65,332,018               7.94                  6.915
85.01% - 90.00%                                          754          143,525,773              17.45                  6.967
90.01% - 95.00%                                          276           49,484,979               6.02                  7.105
95.01% - 100.00%                                          95            6,741,933               0.82                 10.202
------------------------------------------------------------------------------------------------------------------------------
Total:                                                 4,829         $822,521,383            100.00%                 6.969%
------------------------------------------------------------------------------------------------------------------------------

                                                      Weighted                                          Weighted
Range of                                              Average          Weighted          Non-Zero       Average
Combined                                             Remaining          Average          Weighted        Back
Original                                               Term            Combined          Average         Debt
LTV Ratios (%)                                        (months)      Original LTV (%)       FICO          Ratio
-------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                         356             11.84%             520          39.12%
15.01% - 20.00%                                         338              17.93             664           33.52
20.01% - 25.00%                                         320              22.71             600           30.11
25.01% - 30.00%                                         349              28.62             588           36.79
30.01% - 35.00%                                         343              32.33             572           39.15
35.01% - 40.00%                                         340              37.67             593           40.88
40.01% - 45.00%                                         348              42.96             577           36.20
45.01% - 50.00%                                         353              47.84             584           36.76
50.01% - 55.00%                                         343              53.01             590           39.06
55.01% - 60.00%                                         350              58.20             589           36.53
60.01% - 65.00%                                         352              63.29             581           39.36
65.01% - 70.00%                                         352              68.97             590           38.87
70.01% - 75.00%                                         354              74.05             585           39.61
75.01% - 80.00%                                         354              79.66             608           39.09
80.01% - 85.00%                                         353              84.41             625           38.84
85.01% - 90.00%                                         354              89.65             627           39.50
90.01% - 95.00%                                         356              94.81             637           39.45
95.01% - 100.00%                                        348              99.93             638           40.47
-------------------------------------------------------------------------------------------------------------------
Total:                                                  353             77.64%             607          39.08%
-------------------------------------------------------------------------------------------------------------------

Minimum: 10.82%
Maximum: 100.00%
Weighted Average: 77.64%


3. Northern Southern California

                                                                                           % of Mortgage            Weighted
                                                                                             Loan Pool by           Average
Northern                                             Number of         Aggregate              Aggregate              Gross
Southern                                             Mortgage         Cut-off Date          Cut-off Date            Interest
California                                             Loans       Principal Balance      Principal Balance           Rate
------------------------------------------------------------------------------------------------------------------------------
California-Southern                                    443           $109,680,419             61.13%                 6.690%
California-Northern                                    290             69,733,867              38.87                  6.628
------------------------------------------------------------------------------------------------------------------------------
Total:                                                 733           $179,414,286            100.00%                 6.666%
------------------------------------------------------------------------------------------------------------------------------

                                                      Weighted                                          Weighted
                                                      Average          Weighted          Non-Zero       Average
Northern                                             Remaining          Average          Weighted        Back
Southern                                               Term            Combined          Average         Debt
California                                            (months)      Original LTV (%)       FICO          Ratio
-------------------------------------------------------------------------------------------------------------------
California-Southern                                     355             77.04%             604          40.18%
California-Northern                                     354             77.53              610          40.08
-------------------------------------------------------------------------------------------------------------------
Total:                                                  355             77.23%             606         40.14%
-------------------------------------------------------------------------------------------------------------------


5. Florida By Zip Code

------------------------------------------------------------------------------------------------------------------------------------
                                            % of Mortgage      Weighted     Weighted                                       Weighted
                                              Loan Pool by     Average       Average        Weighted          Non-Zero     Average
Florida   Number of       Aggregate            Aggregate        Gross       Remaining        Average          Weighted       Back
By Zip    Mortgage       Cut-off Date        Cut-off Date      Interest       Term          Combined          Average        Debt
Code        Loans     Principal Balance    Principal Balance     Rate       (months)    Original LTV (%)        FICO        Ratio
------------------------------------------------------------------------------------------------------------------------------------
33177         4            $676,353             1.39%           6.820%        357             75.99%            585         26.49%
33418         3             649,909              1.33            6.839        356              65.34            601          44.05
33414         3             648,071              1.33            5.553        356              80.00            656          39.73
33030         3             628,122              1.29            7.083        357              88.38            628          39.35
34997         3             594,567              1.22            6.074        309              63.71            622          38.04
33023         4             592,908              1.22            7.026        357              85.59            585          37.22
33309         4             551,277              1.13            6.885        356              82.20            591          42.24
32176         3             528,881              1.09            7.297        357              81.36            588          33.08
34953         4             515,525              1.06            7.251        357              78.50            590          36.26
33196         2             511,358              1.05            7.272        357              89.46            697          43.88
32550         1             497,775              1.02            7.250        357              85.00            709          47.27
33142         5             494,120              1.01            7.194        357              79.84            569          38.75
33467         2             485,652              1.00            8.171        354              77.57            533          32.97
33437         3             475,458              0.98            7.882        357              78.28            573          36.34
32092         2             463,278              0.95            6.178        356              78.82            599          29.97
34112         3             460,302              0.94            7.066        357              77.60            599          26.20
32168         4             458,388              0.94            7.415        357              75.58            585          33.13
33138         3             450,175              0.92            6.475        356              63.49            557          34.28
33313         4             438,171              0.90            7.224        357              77.41            551          45.84
33004         1             425,763              0.87            7.600        357              85.00            689          39.96
33618         2             423,805              0.87            6.674        357              84.01            607          41.37
32224         3             419,193              0.86            7.693        357              88.12            587          43.32
33182         2             415,513              0.85            6.340        356              76.53            592          42.18
32169         1             407,669              0.84            5.425        356              70.00            673          27.02
33708         2             406,743              0.83            6.450        356              79.07            633          29.82
33066         3             400,554              0.82            7.126        357              78.88            624          39.46
33029         1             398,389              0.82            7.990        357              80.00            593          33.73
33183         2             376,199              0.77            5.696        357              74.23            646          38.71
33991         3             372,564              0.76            7.407        357              82.80            603          38.60
33432         2             352,521              0.72            6.650        357              80.00            723          30.46
33773         3             351,503              0.72            7.650        356              85.91            680          41.35
33167         3             345,668              0.71            6.875        357              85.96            608          39.31
32937         2             345,104              0.71            6.548        357              79.95            530          39.85
33755         3             339,451              0.70            8.172        357              79.33            599          40.81
33809         3             336,524              0.69            7.324        356              78.07            702          40.36
34117         2             335,909              0.69            7.147        357              87.41            661          34.15
34120         1             332,183              0.68            8.625        358              79.00            536          18.51
33594         2             328,339              0.67            7.604        356              74.68            543          50.88
34241         1             320,381              0.66            6.250        357              90.00            588          38.93
34207         2             318,664              0.65            6.426        356              84.01            678          28.29
34983         3             315,982              0.65            7.519        357              81.73            665          37.16
33063         2             293,221              0.60            6.686        357              74.45            560          51.87
33469         1             292,422              0.60            6.500        357              65.00            632          27.20
34957         2             290,186              0.60            7.585        357              74.34            513          45.12
33772         2             287,626              0.59            6.275        357              88.84            650          30.14
33178         2             287,392              0.59            7.322        356              85.56            675          36.95
32246         3             285,894              0.59            6.987        357              80.90            630          42.86
33062         1             283,606              0.58            6.350        357              90.00            615          19.38
33065         2             283,072              0.58            6.798        356              80.00            632          39.53
33129         1             278,538              0.57            5.800        355              51.85            562          54.78
33446         1             271,917              0.56            6.140        356              85.00            702          44.38
33332         1             270,611              0.56            7.680        358              62.30            594          38.06
33412         1             267,087              0.55            6.850        356              59.56            590          54.82
33609         2             266,279              0.55            9.526        357              68.15            545          34.54
32792         2             265,293              0.54            7.254        357              78.31            591          27.99
33556         1             263,171              0.54            6.500        357              80.00            630          40.37
33703         2             255,867              0.53            6.279        357              86.10            595          32.93
33020         1             255,573              0.52            8.950        357              80.00            549          50.36
33321         2             254,843              0.52            6.799        357              79.86            599          43.94
33548         1             248,913              0.51            6.450        357              80.00            633          26.94
33569         2             248,094              0.51            7.388        357              80.00            595          34.01
34108         1             247,500              0.51            6.500        356              84.76            603          49.21
34209         2             246,203              0.51            7.154        357              77.69            574          31.26
33404         2             244,037              0.50            8.782        357              83.13            525          37.44
33428         1             240,959              0.49            7.500        357              75.00            555          49.97
33952         3             236,499              0.49            7.674        357              70.07            570          34.95
33971         3             234,595              0.48            7.726        357              81.28            637          38.88
34116         2             233,132              0.48            6.029        356              73.82            587          32.65
32966         1             233,009              0.48            6.390        357              95.00            633          35.14
33470         1             230,221              0.47            6.500        357              90.53            606          33.38
33410         1             229,788              0.47            8.100        356              90.00            622          42.83
34655         2             229,505              0.47            7.839        357              79.02            557          37.25
32526         2             227,195              0.47            6.725        357              80.00            635          36.34
33764         1             224,100              0.46            5.650        356              90.00            614          44.75
34698         1             224,067              0.46            6.350        357              75.00            604          44.37
32825         2             223,960              0.46            6.299        357              86.72            654          36.12
32773         2             221,643              0.45            7.891        356              79.80            561          44.55
32459         1             221,440              0.45            6.900        357              74.00            501          34.67
32034         2             213,952              0.44            8.494        357              87.47            576          27.68
32738         2             212,489              0.44            6.417        357              80.00            625          46.24
32713         2             211,601              0.43            6.202        356              57.81            644          52.03
34668         3             210,886              0.43            8.429        357              73.82            512          32.96
32909         2             209,671              0.43            8.613        357              90.00            581          36.66
32119         2             209,151              0.43            7.414        357              85.58            616          42.77
34212         1             207,399              0.43            6.200        357              69.33            584          31.76
34211         1             205,524              0.42            7.850        356              90.00            599          36.20
33019         1             204,041              0.42            5.600        356              37.27            571          39.31
33433         1             199,359              0.41            5.650        357              58.82            618          34.76
34491         2             194,133              0.40            7.490        283              85.91            688          36.20
32829         1             194,098              0.40            6.300        357              85.00            582          35.60
33312         2             191,926              0.39            7.270        357              63.40            537          35.52
32812         1             191,587              0.39            7.700        357              80.00            541          45.57
33647         1             191,241              0.39            5.250        357              80.00            680          29.64
34759         2             189,384              0.39            7.161        357              83.11            616          36.21
33135         1             186,198              0.38            5.650        356              55.82            676          47.92
33461         2             185,585              0.38            7.537        357              74.40            551          43.22
34950         1             183,769              0.38            8.350        358              80.00            585          40.73
33326         1             183,641              0.38            8.190        357              80.00            557          44.94
33054         2             183,035              0.38            7.462        357              74.37            570          39.69
33756         2             178,960              0.37            6.696        356              86.81            625          26.67
32174         1             178,131              0.37            7.900        357              89.92            598          50.47
34986         1             176,963              0.36            6.190        356              95.00            690          34.37
33027         1             175,614              0.36            7.600        357              72.73            538          36.72
32696         1             174,295              0.36            5.975        356              63.64            714          44.69
33189         1             173,625              0.36            7.700        235              90.00            583          44.33
32955         1             172,256              0.35            5.750        357              80.00            637          45.34
33170         1             171,536              0.35            6.550        357              80.00            506          19.49
33904         1             170,094              0.35            8.600        357              79.63            551          39.05
33771         2             169,616              0.35            7.494        357              85.00            601          18.96
32757         1             166,000              0.34            6.040        355              90.00            671          26.53
33322         1             164,007              0.34            7.850        357              95.00            623          34.52
32789         1             163,385              0.34            6.350        356              78.10            664          21.35
34952         1             163,266              0.34            7.700        358              72.67            519          42.94
33013         1             159,471              0.33            7.000        356              66.67            532          52.11
33334         1             159,442              0.33            7.875        355              80.00            587          46.06
33407         1             158,729              0.33            7.850        358              85.00            643          43.01
33328         1             158,361              0.32            8.000        356              90.00            729          45.08
34652         1             157,047              0.32            6.990        357              90.00            641          33.09
33624         1             155,403              0.32            6.250        356              80.00            676          42.80
34286         1             153,564              0.32            6.300        357              70.00            591          25.37
32308         1             153,338              0.31            8.850        357              86.78            548          32.57
34653         2             151,488              0.31            8.181        357              77.53            566          33.02
34135         1             150,815              0.31            6.850        357              80.00            504          48.70
34105         1             149,545              0.31            5.950        357              75.00            561          33.26
32547         1             148,311              0.30            6.450        357              80.00            630          29.84
32244         1             147,166              0.30            9.000        357              95.00            554          45.55
33173         1             146,819              0.30            7.250        177              60.00            555          52.21
33157         1             146,171              0.30            7.250        358              80.00            676          43.07
33917         1             143,633              0.29            6.850        357              80.00            535          50.27
33064         2             143,613              0.29            9.010        357              78.25            522          37.81
33544         1             143,580              0.29            6.150        357              80.00            628          40.64
32950         1             141,382              0.29            6.100        357              80.00            630          43.72
33462         1             140,997              0.29            6.600        357              75.00            521          23.49
33185         1             139,631              0.29            6.500        357              58.34            603          47.03
34471         1             138,987              0.29            6.800        357              85.00            614          43.55
32904         1             138,563              0.28            5.300        356              80.00              0          50.28
32223         1             138,033              0.28            6.650        357              80.00            653          38.07
33993         1             134,909              0.28            7.700        357              80.00            588          28.51
33813         1             134,657              0.28            5.990        356              80.00            751          42.08
34990         1             134,471              0.28            6.450        357              61.36            652          41.63
33619         2             134,341              0.28            8.648        358              72.40            527          39.63
33317         1             131,839              0.27            8.500        358              80.00            526          49.76
32725         1             131,745              0.27            8.300        357              80.00            505          38.50
33954         1             130,081              0.27            7.150        356              90.00            656          44.53
33411         1             129,426              0.27            5.490        356              63.41            696          32.38
32207         1             129,372              0.27            9.500        358              70.00            570          24.54
33032         1             129,183              0.27            5.990        176              87.33            680          26.64
33015         1             128,022              0.26            8.640        357              95.00            582          44.68
32606         1             127,989              0.26            6.350        356              80.00            720          36.44
32905         1             127,900              0.26            6.500        357              95.00            604          32.66
33311         2             127,596              0.26            7.877        355              68.54            643          24.88
33914         1             126,793              0.26            6.800        357              80.00            652          38.96
33033         1             125,774              0.26            8.600        357              80.00            507          31.25
32563         1             124,635              0.26            7.625        356              51.23            618          42.58
33055         1             123,657              0.25           10.775        358              75.00            550          33.20
33175         1             123,526              0.25            6.250        356              80.00            617          47.12
34232         1             122,705              0.25            7.150        357              75.00            580          41.19
33137         1             120,567              0.25            6.600        356              61.42            574          37.35
34109         1             119,752              0.25            7.900        357              80.00            587          33.10
34772         1             119,726              0.25            7.400        357              80.00            573          23.10
32561         1             119,678              0.25            8.050        356              60.00            508          39.16
33024         1             117,268              0.24            7.800        356              70.84            528          53.47
33713         1             117,095              0.24            6.700        358              85.00            632          28.23
33637         1             116,797              0.24            9.600        358              90.00            561          32.44
33898         1             116,751              0.24            7.750        357              90.00            547          50.00
32225         1             116,533              0.24            7.400        357              80.00            556          44.98
32506         1             115,981              0.24            7.150        357              80.00            613          43.20
32218         1             113,811              0.23            6.950        358              75.00            556          29.94
33913         1             113,742              0.23            7.400        357              90.00            700          44.95
32073         1             113,715              0.23            6.950        357              80.00            580          45.99
32128         1             113,497              0.23            5.500        356              50.00            655          54.52
33460         1             112,418              0.23            6.940        357              70.00            524          40.18
32605         1             111,907              0.23            6.650        357              80.00            594          33.10
34761         1             111,739              0.23            7.300        357              73.68            591          23.32
32141         1             110,561              0.23            8.350        358              90.00            590          39.76
34996         1             109,542              0.22            5.800        356              67.90            560          34.52
33426         1             108,242              0.22            8.650        356              67.81            507          48.56
33068         1             107,758              0.22            7.500        357              80.00            573          37.43
33616         1             107,738              0.22            7.100        357              80.00            571          30.96
34110         1             106,919              0.22            6.700        357              80.00            656          43.17
33611         1             106,199              0.22            8.350        357              80.00            544          41.07
34231         1             106,012              0.22            7.500        357              85.00            570          31.08
32808         1             105,866              0.22            7.990        357              90.00            580          28.73
34208         1             105,123              0.22            8.990        357              90.00            561          32.97
33523         1             104,432              0.21            6.700        356              73.80            590          39.11
32821         1             103,789              0.21            7.990        357              80.00            543          39.27
32352         1             103,776              0.21            7.690        357              80.00            572          42.21
34221         1             103,755              0.21            7.250        357              80.00            612          40.37
32807         1             101,747              0.21            6.990        357              82.93            623          38.33
33614         1              99,716              0.20            6.300        357              80.00            612          45.15
32219         1              99,685              0.20            7.250        356              80.00            626          35.44
33709         1              99,567              0.20            5.600        356              59.17            615          22.00
33445         1              98,214              0.20            8.350        357              80.00            662          41.86
34737         1              97,966              0.20            7.750        357              75.00            502          34.59
32708         1              97,450              0.20            9.350        357              80.00            543          34.37
32822         1              97,368              0.20            7.200        357              80.00            613          38.68
32701         1              96,110              0.20            5.990        357              80.00            618          26.50
34736         1              95,604              0.20            6.350        356              80.00            670          43.04
33540         1              94,205              0.19            7.900        357              78.67            502          49.58
34769         1              92,750              0.19            8.950        177              85.00            607          24.04
32503         1              90,658              0.19            6.340        356              91.92            656          52.00
32809         1              89,901              0.18            8.990        358              62.94            517          18.98
33050         1              89,745              0.18            6.350        357              90.00            613          49.81
33605         1              89,541              0.18            8.375        352              81.82            560          32.65
33615         1              88,208              0.18            7.050        357              75.00            621          47.83
33613         1              87,742              0.18            6.150        357              80.00            607          44.94
33415         1              87,662              0.18            9.450        358              65.00            569          29.03
32810         1              87,588              0.18            7.100        356              60.69            607          39.92
32258         1              84,896              0.17            8.450        358              58.62            505          19.37
32233         1              84,534              0.17            6.450        357              80.00            633          33.72
34142         1              83,786              0.17            6.950        357              80.00            610          47.96
33021         1              83,773              0.17            8.020        356              80.00            587          48.10
33823         1              82,616              0.17            7.600        357              80.00            545          35.38
33511         1              82,324              0.17            7.750        357              75.00            546          40.16
33604         1              82,165              0.17            7.050        357              80.00            663          12.80
33069         1              80,346              0.16            8.275        357              70.00            553          29.80
32304         1              79,931              0.16            7.800        357              90.00            688          44.96
32208         1              77,995              0.16            6.700        357              85.00            651          28.82
33563         1              77,213              0.16            8.650        357              65.00            515          33.96
33409         1              77,174              0.16            9.050        357              71.57            581          32.79
33612         1              76,303              0.16            6.800        357              68.92            609          38.76
32127         1              75,852              0.16            8.200        357              59.38            527          30.60
32583         1              75,838              0.16            7.750        357              80.00            556          26.75
33541         1              74,694              0.15            8.550        357              70.00            557          32.16
32343         1              74,400              0.15            8.990        177              83.33            566          48.01
34639         1              73,839              0.15            7.650        357              78.72            563          28.37
33705         1              72,322              0.15            7.050        357              67.13            558          15.76
33567         1              71,013              0.15            6.700        357              80.00            639          29.09
32131         1              70,137              0.14            6.300        357              80.00            619          39.10
34113         1              69,773              0.14            8.700        357              44.30            570          14.68
32311         1              69,574              0.14            7.200        357              75.00            633          24.64
33905         1              68,286              0.14            9.300        357              80.00            530          25.78
33848         1              67,870              0.14            8.300        357              80.00            518          19.99
32835         1              67,862              0.14            8.000        357              80.00            565          25.26
32901         1              66,295              0.14            7.200        358              80.00            649          24.56
33810         1              65,400              0.13            8.500        357              80.00            526          23.87
33603         1              64,636              0.13            6.440        357              61.32            616          38.20
32771         1              62,921              0.13           10.300        357              70.00            558          25.21
32216         1              61,064              0.13           11.850        358              65.00            540          20.67
33972         1              60,854              0.12            7.150        357              45.19            650          30.62
34275         1              59,820              0.12            8.625        355             100.00            689          40.31
32780         1              59,715              0.12            6.300        356              66.67            638          48.38
32656         1              59,232              0.12            8.000        357              75.00            590          27.98
32117         1              55,964              0.11            7.100        357              85.00            657          40.53
32358         1              53,852              0.11            6.490        357              75.00            652          27.95
33331         1              51,530              0.11            9.500        236              85.97            659          34.90
33936         1              50,870              0.10            8.300        356              60.00              0          30.06
32686         1              50,015              0.10            8.900        357              78.28            553          22.59
33486         1              49,927              0.10            9.600        357              79.84            625          41.81
33610         1              49,917              0.10            8.950        357              65.79            550          33.80
32159         1              49,879              0.10            7.100        357              38.76            634          15.17
32205         1              49,852              0.10            8.400        357              75.00            542          27.16
34669         1              49,803              0.10            6.100        356              50.51              0          13.21
32579         1              49,800              0.10            9.950        237              34.48            501          47.29
-----------------------------------------------------------------------------------------------------------------------------------
Total:      361         $48,733,480           100.00%           7.154%        354             78.27%            602         37.48%
-----------------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-OP2
Interst-Only

1. Range of Gross Interest Rates (%)

                                                                              Weighted
Range of                                                    % by               Average
Gross                           Current       Average     Current   Weighted   Stated
Interest          Number of    Principal      Current    Principal  Average   Remaining
Rates (%)           Loans       Balance       Balance     Balance    Coupon     Term
----------------------------------------------------------------------------------------
4.000% - 4.999%           1      262,736.27  262,736.27       0.68     4.850        356
5.000% - 5.999%          36   11,151,287.23  309,757.98      28.82     5.713        356
6.000% - 6.999%          67   18,721,389.67  279,423.73      48.38     6.430        356
7.000% - 7.999%          29    6,926,665.40  238,850.53      17.90     7.434        356
8.000% - 8.999%           6    1,167,642.64  194,607.11       3.02     8.390        355
9.000% - 9.999%           2      465,000.00  232,500.00       1.20     9.121        356
----------------------------------------------------------------------------------------
Total:                  141   38,694,721.21  274,430.65     100.00     6.484        356
----------------------------------------------------------------------------------------


Range of                 Weighted   Wtd                             Pct
Gross                    Average    Avg    Pct     Pct     Pct     Cash
Interest          FICO   Original  Back    Full   Owner   Single   -out
Rates (%)         Score    LTV     Ratio   Doc     Occ    Family   Refi
------------------------------------------------------------------------
4.000% - 4.999%     624     80.00  44.36  100.00  100.00  100.00  100.00
5.000% - 5.999%     630     81.32  37.29   97.78   97.99   80.64   69.20
6.000% - 6.999%     619     88.43  41.19  100.00   98.68   76.35   71.11
7.000% - 7.999%     603     85.28  37.90   94.69  100.00   47.05   83.03
8.000% - 8.999%     610     86.45  42.92   79.10  100.00  100.00   83.16
9.000% - 9.999%     548     79.35  38.64   29.03  100.00  100.00  100.00
------------------------------------------------------------------------
Total:              618     85.59  39.52   96.93   98.78   73.50   73.60
------------------------------------------------------------------------
Minimum: 4.850%
Maximum: 9.150%
Weighted Average: 6.484%


2. Range of Cut-off Date Principal Balances ($)


Range of                                                         % by
Cut-off                               Current       Average     Current   Weighted
Date Principal          Number of    Principal      Current    Principal  Average
Balances ($)              Loans       Balance       Balance     Balance    Coupon
-----------------------------------------------------------------------------------
$75,001 - $100,000              6      559,316.48   93,219.41       1.45     7.084
$100,001 - $200,000            47    7,390,725.35  157,249.48      19.10     6.745
$200,001 - $300,000            46   11,703,945.32  254,433.59      30.25     6.330
$300,001 - $400,000            22    7,708,535.00  350,387.95      19.92     6.652
$400,001 - $500,000             6    2,733,374.94  455,562.49       7.06     6.348
$500,001 - $600,000            10    5,530,624.12  553,062.41      14.29     6.255
$600,001 - $700,000             1      651,200.00  651,200.00       1.68     5.650
$700,001 - $800,000             2    1,467,000.00  733,500.00       3.79     6.153
$900,001 - $1,000,000           1      950,000.00  950,000.00       2.46     7.440
-----------------------------------------------------------------------------------
Total:                        141   38,694,721.21  274,430.65     100.00     6.484
-----------------------------------------------------------------------------------

                        Weighted
Range of                 Average          Weighted   Wtd                            Pct
Cut-off                  Stated           Average    Avg    Pct     Pct     Pct     Cash
Date Principal          Remaining  FICO   Original  Back    Full   Owner   Single   -out
Balances ($)              Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
-----------------------------------------------------------------------------------------
$75,001 - $100,000            356    600     81.90  40.33  100.00  100.00   48.59   51.45
$100,001 - $200,000           356    622     84.80  36.59  100.00  100.00   71.76   78.43
$200,001 - $300,000           356    621     85.67  41.50   95.80   95.97   64.24   79.01
$300,001 - $400,000           356    612     86.03  41.80   90.95  100.00   77.60   91.11
$400,001 - $500,000           355    619     90.80  38.70  100.00  100.00   84.52   34.17
$500,001 - $600,000           355    622     87.57  38.36  100.00  100.00   89.26   50.15
$600,001 - $700,000           355    635     80.00  41.13  100.00  100.00  100.00    0.00
$700,001 - $800,000           355    616     84.40  35.59  100.00  100.00  100.00  100.00
$900,001 - $1,000,000         355    582     68.49  33.03  100.00  100.00    0.00  100.00
-----------------------------------------------------------------------------------------
Total:                        356    618     85.59  39.52   96.93   98.78   73.50   73.60
-----------------------------------------------------------------------------------------

Minimum: $78,200
Maximum: $950,000
Average: $274,431


3. Fico Distribution

                                                                            Weighted
                                                          % by               Average
                               Current       Average     Current   Weighted   Stated
Fico             Number of    Principal      Current    Principal  Average   Remaining
Distribution       Loans       Balance       Balance     Balance    Coupon     Term
----------------------------------------------------------------------------------------
<= 539                   2      772,000.00  386,000.00       2.00     7.432        355
540 - 550                1      355,000.00  355,000.00       0.92     7.250        358
551 - 575                3      614,066.48  204,688.83       1.59     6.904        355
576 - 600               30    7,812,221.11  260,407.37      20.19     6.962        356
601 - 625               52   14,173,920.44  272,575.39      36.63     6.347        356
626 >=                  53   14,967,513.18  282,405.91      38.68     6.279        356
----------------------------------------------------------------------------------------
Total:                 141   38,694,721.21  274,430.65     100.00     6.484        356
----------------------------------------------------------------------------------------


                        Weighted   Wtd                            Pct
                        Average    Avg    Pct     Pct     Pct     Cash
Fico             FICO   Original  Back    Full   Owner   Single   -out
Distribution     Score    LTV     Ratio   Doc     Occ    Family   Refi
-----------------------------------------------------------------------
<= 539             534     80.73  41.95   57.25  100.00  100.00   42.75
540 - 550          541     78.89  46.90  100.00  100.00    0.00  100.00
551 - 575          561     82.77  43.67  100.00  100.00  100.00  100.00
576 - 600          589     84.39  40.34   92.17  100.00   72.12   75.37
601 - 625          612     85.92  39.95  100.00   96.67   74.10   75.54
626 >=             647     86.43  38.22   98.35  100.00   72.94   70.72
-----------------------------------------------------------------------
Total:             618     85.59  39.52   96.93   98.78   73.50   73.60
-----------------------------------------------------------------------
Minimum: 530
Maximum: 702
Weighted Average: 618.2


4. Range of Original LTV Ratios (%) (%)

                                                                                  Weighted
                                                              % by                 Average
Range of                           Current       Average     Current   Weighted    Stated
Original             Number of    Principal      Current    Principal  Average    Remaining
LTV Ratios (%) (%)     Loans       Balance       Balance     Balance    Coupon      Term
--------------------------------------------------------------------------------------------
<= 80.00%                   45   13,300,050.57  295,556.68      34.37     6.309         356
80.01% - 85.00%             17    4,163,309.70  244,900.57      10.76     6.558         356
85.01% - 90.00%             49   12,757,126.54  260,349.52      32.97     6.461         356
90.01% - 95.00%             29    8,195,468.04  282,602.35      21.18     6.748         356
95.01% - 100.00%             1      278,766.36  278,766.36       0.72     6.950         356
--------------------------------------------------------------------------------------------
Total:                     141   38,694,721.21  274,430.65     100.00     6.484         356
--------------------------------------------------------------------------------------------


                            Weighted   Wtd                            Pct
Range of                    Average    Avg    Pct     Pct     Pct     Cash
Original             FICO   Original  Back    Full   Owner   Single   -out
LTV Ratios (%) (%)  Score    LTV     Ratio   Doc     Occ    Family    Refi
--------------------------------------------------------------------------
<= 80.00%             615     76.01  40.30   92.92  100.00   73.36   76.82
80.01% - 85.00%       617     84.38  38.87  100.00   94.06   85.36   76.84
85.01% - 90.00%       615     89.71  38.73   98.06   98.24   75.53   63.90
90.01% - 95.00%       627     94.85  39.76  100.00  100.00   63.64   80.94
95.01% - 100.00%      664    100.00  41.19  100.00  100.00  100.00  100.00
--------------------------------------------------------------------------
Total:                618     85.59  39.52   96.93   98.78   73.50   73.60
--------------------------------------------------------------------------
Minimum: 56.08%
Maximum: 100.00%
Weighted Average: 85.59%


5. Occupancy

                                                                         Weighted
                                                      % by                Average
                           Current       Average     Current   Weighted   Stated
             Number of    Principal      Current    Principal  Average   Remaining
Occupancy      Loans       Balance       Balance     Balance    Coupon     Term
------------------------------------------------------------------------------------
Primary            139   38,223,121.21  274,986.48      98.78     6.489        356
Second Home          2      471,600.00  235,800.00       1.22     6.096        356
------------------------------------------------------------------------------------
Total:             141   38,694,721.21  274,430.65     100.00     6.484        356
------------------------------------------------------------------------------------



                     Weighted   Wtd                            Pct
                     Average    Avg    Pct     Pct     Pct     Cash
              FICO   Original  Back    Full   Owner   Single   -out
Occupancy     Score    LTV     Ratio   Doc     Occ    Family   Refi
--------------------------------------------------------------------
Primary         618     85.57  39.43   96.89  100.00   73.76   73.86
Second Home     608     87.25  47.09  100.00    0.00   52.48   52.48
--------------------------------------------------------------------
Total:          618     85.59  39.52   96.93   98.78   73.50   73.60
--------------------------------------------------------------------


6. Loan Purpose


                                                                 % by
                                      Current       Average     Current   Weighted
Loan                    Number of    Principal      Current    Principal  Average
Purpose                   Loans       Balance       Balance     Balance    Coupon
-----------------------------------------------------------------------------------
Refinance - Cashout           105   28,479,694.77  271,235.19      73.60     6.548
Purchase                       25    7,747,785.64  309,911.43      20.02     6.242
Refinance - Rate Term          11    2,467,240.80  224,294.62       6.38     6.497
-----------------------------------------------------------------------------------
Total:                        141   38,694,721.21  274,430.65     100.00     6.484
-----------------------------------------------------------------------------------


                         Weighted
                          Average          Weighted   Wtd                            Pct
                          Stated           Average    Avg    Pct     Pct     Pct     Cash
Loan                     Remaining  FICO   Original  Back    Full   Owner   Single   -out
Purpose                    Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
------------------------------------------------------------------------------------------
Refinance - Cashout            356    617     85.09  39.27   95.82   99.13   72.93  100.00
Purchase                       356    621     87.15  40.18  100.00   97.11   74.51    0.00
Refinance - Rate Term          356    627     86.51  40.39  100.00  100.00   76.92    0.00
------------------------------------------------------------------------------------------
Total:                         356    618     85.59  39.52   96.93   98.78   73.50   73.60
------------------------------------------------------------------------------------------

7. Documentation Level


                                                                 % by
                                      Current       Average     Current   Weighted
Documentation          Number of    Principal      Current    Principal    Average
Level                     Loans       Balance       Balance     Balance    Coupon
-----------------------------------------------------------------------------------
Full Documentation            137   37,505,368.88  273,761.82      96.93     6.442
Stated Documentation            4    1,189,352.33  297,338.08       3.07     7.812
-----------------------------------------------------------------------------------
Total:                        141   38,694,721.21  274,430.65     100.00     6.484
-----------------------------------------------------------------------------------

                         Weighted
                          Average          Weighted   Wtd                            Pct
                          Stated           Average    Avg    Pct     Pct     Pct     Cash
Documentation           Remaining  FICO   Original   Back    Full   Owner   Single   -out
Level                      Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
------------------------------------------------------------------------------------------
Full Documentation             356    619     85.75  39.78  100.00   98.74   73.32   72.76
Stated Documentation           356    587     80.62  31.23    0.00  100.00   79.20  100.00
------------------------------------------------------------------------------------------
Total:                         356    618     85.59  39.52   96.93   98.78   73.50   73.60
------------------------------------------------------------------------------------------



8. Back Ratio


                                                           % by
                                Current       Average     Current   Weighted
Back              Number of    Principal      Current    Principal  Average
Ratio               Loans       Balance       Balance     Balance    Coupon
------------------------------------------------------------------------------
0.01 - 5.00               1      247,352.33  247,352.33       0.64     5.900
10.01 - 15.00             1      123,300.00  123,300.00       0.32     7.150
15.01 - 20.00             2      677,880.20  338,940.10       1.75     6.199
20.01 - 25.00             5    1,035,625.12  207,125.02       2.68     6.519
25.01 - 30.00             9    1,941,716.81  215,746.31       5.02     6.563
30.01 - 35.00            22    6,471,977.53  294,180.80      16.73     6.555
35.01 - 40.00            22    6,103,146.15  277,415.73      15.77     6.283
40.01 - 45.00            40   11,511,433.51  287,785.84      29.75     6.543
45.01 - 50.00            28    7,183,797.80  256,564.21      18.57     6.566
50.01 - 55.00            11    3,398,491.76  308,953.80       8.78     6.354
------------------------------------------------------------------------------
Total:                  141   38,694,721.21  274,430.65     100.00     6.484
------------------------------------------------------------------------------

               Weighted
                Average          Weighted   Wtd                            Pct
                Stated           Average    Avg    Pct     Pct     Pct     Cash
Back           Remaining  FICO   Original  Back    Full   Owner   Single   -out
Ratio            Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
--------------------------------------------------------------------------------
0.01 - 5.00          357    649     89.63   2.29    0.00  100.00    0.00  100.00
10.01 - 15.00        355    612     90.00  10.32  100.00  100.00  100.00  100.00
15.01 - 20.00        355    638     88.52  15.55  100.00  100.00  100.00  100.00
20.01 - 25.00        356    620     83.44  21.80  100.00  100.00   46.27   45.72
25.01 - 30.00        356    629     87.78  27.93  100.00  100.00   88.67   86.14
30.01 - 35.00        356    620     83.30  32.26   94.31  100.00   69.19   70.05
35.01 - 40.00        355    624     84.40  37.98  100.00  100.00   92.49   83.13
40.01 - 45.00        356    614     87.60  42.47   95.01   98.05   66.98   72.61
45.01 - 50.00        356    618     85.96  46.79  100.00   96.55   66.61   74.53
50.01 - 55.00        355    606     82.90  51.33  100.00  100.00   83.01   57.81
--------------------------------------------------------------------------------
Total:               356    618     85.59  39.52   96.93   98.78   73.50   73.60
--------------------------------------------------------------------------------
Minimum: 2.29
Maximum: 53.44
Weighted Average: 39.52


9. Geographical Distribution


                                                                 % by
                                     Current        Average     Current   Weighted
Geographical            Number of    Principal      Current    Principal  Average
Distribution              Loans       Balance       Balance     Balance    Coupon
----------------------------------------------------------------------------------
California-Southern            40   13,955,112.52  348,877.81      36.06     6.420
California-Northern            37   11,994,435.91  324,173.94      31.00     6.262
Washington                      5    1,376,666.35  275,333.27       3.56     6.842
North Carolina                  7    1,277,164.19  182,452.03       3.30     7.088
Colorado                        6    1,162,380.98  193,730.16       3.00     6.378
Other                          46    8,928,961.26  194,107.85      23.08     6.754
----------------------------------------------------------------------------------
Total:                        141   38,694,721.21  274,430.65     100.00     6.484
----------------------------------------------------------------------------------

                         Weighted
                          Average          Weighted   Wtd                            Pct
                          Stated           Average    Avg    Pct     Pct     Pct     Cash
Geographical             Remaining  FICO   Original  Back    Full   Owner   Single   -out
Distribution               Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
------------------------------------------------------------------------------------------
California-Southern            355    614     83.50  39.87   97.36  100.00   72.82   79.76
California-Northern            356    624     86.94  39.00  100.00  100.00   94.17   71.33
Washington                     356    629     90.45  41.83  100.00  100.00   84.31   54.90
North Carolina                 356    600     92.91  37.52  100.00  100.00   36.09   71.73
Colorado                       355    615     86.68  42.12  100.00  100.00   30.55   91.42
Other                          356    618     85.12  39.27   90.80   94.72   56.08   67.86
------------------------------------------------------------------------------------------
Total:                         356    618     85.59  39.52   96.93   98.78   73.50   73.60
------------------------------------------------------------------------------------------

Number of States Represented: 24

Securitized Asset Backed Receivables LLC Trust 2004-OP2
ARM

1. Range of Gross Interest Rates (%)


Range of                                                      % by
Gross                             Current       Average     Current   Weighted
Interest             Number of    Principal      Current    Principal  Average
Rates (%)              Loans       Balance       Balance     Balance    Coupon
--------------------------------------------------------------------------------
3.000% - 3.999%              1      198,713.38  198,713.38       0.03     3.400
4.000% - 4.999%             41    9,587,324.29  233,837.18       1.57     4.860
5.000% - 5.999%            491  108,178,497.50  220,322.81      17.67     5.677
6.000% - 6.999%          1,188  232,192,715.38  195,448.41      37.92     6.540
7.000% - 7.999%          1,055  170,077,816.98  161,211.20      27.77     7.498
8.000% - 8.999%            497   67,792,958.93  136,404.34      11.07     8.461
9.000% - 9.999%            173   20,050,464.72  115,898.64       3.27     9.442
10.000% - 10.999%           29    3,377,367.82  116,460.96       0.55    10.385
11.000% - 11.999%           11      916,554.77   83,323.16       0.15    11.452
--------------------------------------------------------------------------------
Total:                   3,486  612,372,413.77  175,666.21     100.00     6.963
--------------------------------------------------------------------------------

                   Weighted
Range of            Average          Weighted   Wtd                             Pct
Gross               Stated           Average    Avg    Pct     Pct     Pct     Cash
Interest           Remaining  FICO   Original  Back    Full   Owner   Single   -out
Rates (%)            Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
------------------------------------------------------------------------------------
3.000% - 3.999%          356    634     80.00  40.28  100.00  100.00    0.00    0.00
4.000% - 4.999%          356    644     75.87  39.37   64.86  100.00   73.34   61.79
5.000% - 5.999%          356    632     78.28  39.26   63.89   96.52   75.99   61.31
6.000% - 6.999%          356    605     79.74  39.39   62.28   93.92   75.01   66.02
7.000% - 7.999%          356    580     78.81  39.02   55.75   90.40   75.66   65.44
8.000% - 8.999%          356    563     77.88  38.74   54.52   90.83   76.31   64.06
9.000% - 9.999%          356    544     73.89  37.48   63.29   89.74   78.91   67.59
10.000% - 10.999%        357    540     67.33  40.13   75.31   92.46   91.43   62.11
11.000% - 11.999%        357    532     62.26  37.97   57.74  100.00   89.47   41.76
------------------------------------------------------------------------------------
Total:                   356    597     78.67  39.13   60.04   93.02   75.70   64.72
------------------------------------------------------------------------------------

Minimum: 3.400%
Maximum: 11.990%
Weighted Average: 6.963%


2. Range of Cut-off Date Principal Balances ($)


Range of                                                         % by
Cut-off                               Current       Average     Current   Weighted
Date Principal          Number of    Principal      Current    Principal  Average
Balances ($)              Loans       Balance       Balance     Balance    Coupon
-----------------------------------------------------------------------------------
$25,001 - $50,000              23    1,145,715.76   49,813.73       0.19     8.138
$50,001 - $75,000             414   26,367,270.81   63,689.06       4.31     7.823
$75,001 - $100,000            458   40,716,134.43   88,899.86       6.65     7.563
$100,001 - $200,000         1,501  216,992,031.16  144,564.98      35.43     7.095
$200,001 - $300,000           682  165,343,483.23  242,439.12      27.00     6.818
$300,001 - $400,000           274   94,078,645.08  343,352.72      15.36     6.701
$400,001 - $500,000            80   35,808,898.16  447,611.23       5.85     6.555
$500,001 - $600,000            39   21,756,183.93  557,850.87       3.55     6.599
$600,001 - $700,000             9    5,803,828.54  644,869.84       0.95     6.227
$700,001 - $800,000             6    4,360,222.67  726,703.78       0.71     6.560
-----------------------------------------------------------------------------------
Total:                      3,486  612,372,413.77  175,666.21     100.00     6.963
-----------------------------------------------------------------------------------


                      Weighted
Range of               Average          Weighted   Wtd                            Pct
Cut-off                Stated           Average    Avg    Pct     Pct     Pct     Cash
Date Principal        Remaining  FICO   Original  Back    Full   Owner   Single   -out
Balances ($)            Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
---------------------------------------------------------------------------------------
$25,001 - $50,000           341    554     59.41  34.75   73.94   82.60   86.96   95.66
$50,001 - $75,000           354    587     76.35  34.71   77.59   88.31   86.53   54.03
$75,001 - $100,000          356    586     76.86  36.73   71.97   92.27   80.30   54.73
$100,001 - $200,000         356    592     77.70  38.15   65.99   92.87   78.70   61.94
$200,001 - $300,000         357    593     78.83  40.01   57.94   94.08   74.14   69.64
$300,001 - $400,000         357    605     80.19  40.75   44.31   94.02   69.64   68.11
$400,001 - $500,000         357    621     82.82  41.20   46.18   91.64   65.04   63.96
$500,001 - $600,000         356    617     82.71  40.54   63.40   94.80   76.69   64.82
$600,001 - $700,000         356    623     74.65  43.40   54.03   77.89   77.89   88.78
$700,001 - $800,000         356    598     75.70  40.67   67.20  100.00   83.84   66.44
---------------------------------------------------------------------------------------
Total:                      356    597     78.67  39.13   60.04   93.02   75.70   64.72
---------------------------------------------------------------------------------------

Minimum: $49,215
Maximum: $758,413
Average: $175,666


3. Fico Distribution

                                                                             Weighted
                                                          % by                Average
                               Current       Average     Current   Weighted   Stated
Fico             Number of    Principal      Current    Principal  Average   Remaining
Distribution       Loans       Balance       Balance     Balance    Coupon     Term
---------------------------------------------------------------------------------------
<= 539                 800  127,068,150.64  158,835.19      20.75     7.751        357
540 - 550              229   38,012,675.86  165,994.22       6.21     7.475        356
551 - 575              436   73,732,295.86  169,110.77      12.04     7.271        356
576 - 600              501   89,135,340.06  177,914.85      14.56     6.890        356
601 - 625              547   94,690,938.27  173,109.58      15.46     6.579        356
626 >=                 973  189,733,013.08  194,997.96      30.98     6.439        356
---------------------------------------------------------------------------------------
Total:               3,486  612,372,413.77  175,666.21     100.00     6.963        356
---------------------------------------------------------------------------------------


                         Weighted   Wtd                            Pct
                         Average    Avg    Pct     Pct     Pct     Cash
Fico              FICO   Original  Back    Full   Owner   Single   -out
Distribution      Score    LTV     Ratio   Doc     Occ    Family   Refi
------------------------------------------------------------------------
<= 539              520     73.49  40.14   59.74   97.80   82.11   76.40
540 - 550           545     73.72  40.47   67.07   94.85   76.54   75.51
551 - 575           563     74.32  38.74   59.69   96.09   82.01   77.38
576 - 600           588     79.04  39.07   68.64   94.96   78.62   70.41
601 - 625           613     81.18  38.15   70.94   93.61   74.72   60.32
626 >=              664     83.41  38.86   49.49   87.06   67.89   49.33
------------------------------------------------------------------------
Total:              597     78.67  39.13   60.04   93.02   75.70   64.72
------------------------------------------------------------------------

Minimum: 500
Maximum: 810
Weighted Average: 596.5


4. Range of Original LTV Ratios (%) (%)


                                                              % by
Range of                           Current       Average     Current   Weighted
Original             Number of    Principal      Current    Principal  Average
LTV Ratios (%) (%)     Loans       Balance       Balance     Balance    Coupon
--------------------------------------------------------------------------------
<= 80.00%                2,385  401,301,814.98  168,260.72      65.53     6.987
80.01% - 85.00%            256   48,038,957.77  187,652.18       7.84     6.888
85.01% - 90.00%            616  120,884,141.23  196,240.49      19.74     6.887
90.01% - 95.00%            225   41,598,222.09  184,880.99       6.79     7.036
95.01% - 100.00%             4      549,277.70  137,319.43       0.09     7.123
--------------------------------------------------------------------------------
Total:                   3,486  612,372,413.77  175,666.21     100.00     6.963
--------------------------------------------------------------------------------


                       Weighted
                        Average          Weighted   Wtd                             Pct
Range of                Stated           Average    Avg    Pct     Pct     Pct     Cash
Original               Remaining  FICO   Original  Back    Full   Owner   Single   -out
LTV Ratios (%) (%)       Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
----------------------------------------------------------------------------------------
<= 80.00%                    356    583     72.98  39.06   53.34   92.16   74.66   67.74
80.01% - 85.00%              356    613     84.35  38.78   65.14   89.18   72.91   77.05
85.01% - 90.00%              356    621     89.66  39.44   68.81   95.41   78.36   53.07
90.01% - 95.00%              356    632     94.83  39.40   93.07   98.77   80.80   54.88
95.01% - 100.00%             356    653     99.39  39.15   77.34  100.00  100.00   85.95
----------------------------------------------------------------------------------------
Total:                       356    597     78.67  39.13   60.04   93.02   75.70   64.72
----------------------------------------------------------------------------------------

Minimum: 10.82%
Maximum: 100.00%
Weighted Average: 78.67%


5. Occupancy


                                                        % by
                             Current       Average     Current   Weighted
               Number of    Principal      Current    Principal  Average
Occupancy        Loans       Balance       Balance     Balance    Coupon
---------------------------------------------------------------------------
Primary            3,218  569,640,014.33  177,016.79      93.02     6.938
Investment           219   34,221,068.14  156,260.59       5.59     7.382
Second Home           49    8,511,331.30  173,700.64       1.39     6.918
---------------------------------------------------------------------------
Total:             3,486  612,372,413.77  175,666.21     100.00     6.963
---------------------------------------------------------------------------



                Weighted
                 Average          Weighted   Wtd                            Pct
                 Stated           Average    Avg    Pct     Pct     Pct     Cash
                Remaining  FICO   Original  Back    Full   Owner   Single   -out
Occupancy         Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
---------------------------------------------------------------------------------
Primary               356    594     78.85  39.27   61.57  100.00   78.37   64.61
Investment            357    639     76.28  36.30   38.27    0.00   37.67   68.89
Second Home           356    618     76.70  41.40   45.40    0.00   49.73   54.76
---------------------------------------------------------------------------------
Total:                356    597     78.67  39.13   60.04   93.02   75.70   64.72
---------------------------------------------------------------------------------

6. Loan Purpose


                                                               % by
                                     Current       Average     Current   Weighted
Loan                   Number of    Principal      Current    Principal  Average
Purpose                  Loans       Balance       Balance     Balance    Coupon
----------------------------------------------------------------------------------
Refinance - Cashout        2,156  396,305,171.63  183,815.01      64.72     6.983
Purchase                   1,006  160,754,979.37  159,796.20      26.25     6.792
Refinance - Rate Term        324   55,312,262.77  170,716.86       9.03     7.315
----------------------------------------------------------------------------------
Total:                     3,486  612,372,413.77  175,666.21     100.00     6.963
----------------------------------------------------------------------------------


                       Weighted
                        Average          Weighted   Wtd                             Pct
                        Stated           Average    Avg    Pct     Pct     Pct     Cash
Loan                   Remaining  FICO   Original  Back    Full   Owner   Single   -out
Purpose                  Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
----------------------------------------------------------------------------------------
Refinance - Cashout          356    585     76.79  38.93   59.12   92.88   77.82  100.00
Purchase                     357    628     82.92  39.10   61.26   92.49   68.08    0.00
Refinance - Rate Term        356    584     79.80  40.67   63.14   95.62   82.59    0.00
----------------------------------------------------------------------------------------
Total:                       356    597     78.67  39.13   60.04   93.02   75.70   64.72
----------------------------------------------------------------------------------------

7. Documentation Level


                                                                  % by
                                       Current       Average     Current   Weighted
Documentation            Number of    Principal      Current    Principal  Average
Level                      Loans       Balance       Balance     Balance    Coupon
-----------------------------------------------------------------------------------
Full Documentation           2,260  367,683,538.29  162,691.83      60.04     6.919
Stated Documentation         1,188  237,402,761.61  199,833.97      38.77     7.008
No Documentation                14    3,649,494.38  260,678.17       0.60     7.538
Lite Documentation              24    3,636,619.49  151,525.81       0.59     7.866
-----------------------------------------------------------------------------------
Total:                       3,486  612,372,413.77  175,666.21     100.00     6.963
-----------------------------------------------------------------------------------


                        Weighted
                         Average          Weighted   Wtd                            Pct
                         Stated           Average    Avg    Pct     Pct     Pct     Cash
Documentation           Remaining  FICO   Original  Back    Full   Owner   Single   -out
Level                     Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
-----------------------------------------------------------------------------------------
Full Documentation            356    591     80.37  39.16  100.00   95.39   77.71   63.72
Stated Documentation          356    604     76.03  39.01    0.00   89.53   72.76   66.43
No Documentation              355    727     84.17  39.08    0.00   89.15   66.98   53.70
Lite Documentation            356    552     74.28  43.86    0.00   85.92   71.69   64.98
-----------------------------------------------------------------------------------------
Total:                        356    597     78.67  39.13   60.04   93.02   75.70   64.72
-----------------------------------------------------------------------------------------

8. Back Ratio


                                                           % by
                                Current       Average     Current   Weighted
Back              Number of    Principal      Current    Principal  Average
Ratio               Loans       Balance       Balance     Balance    Coupon
------------------------------------------------------------------------------
0.01 - 5.00               2      590,887.30  295,443.65       0.10     8.483
5.01 - 10.00              4      512,761.42  128,190.36       0.08     6.828
10.01 - 15.00            14    1,454,033.84  103,859.56       0.24     7.244
15.01 - 20.00           103   13,380,576.11  129,908.51       2.19     7.148
20.01 - 25.00           203   27,409,477.24  135,022.06       4.48     7.140
25.01 - 30.00           312   46,947,271.34  150,472.02       7.67     6.986
30.01 - 35.00           550   88,748,077.35  161,360.14      14.49     7.003
35.01 - 40.00           658  119,897,954.42  182,215.74      19.58     6.995
40.01 - 45.00           801  148,739,091.23  185,691.75      24.29     6.857
45.01 - 50.00           624  122,270,156.48  195,945.76      19.97     6.910
50.01 - 55.00           182   36,620,716.51  201,212.73       5.98     7.019
55.01 - 60.00            29    5,377,724.17  185,438.76       0.88     7.518
60.01 - 65.00             3      310,202.05  103,400.68       0.05     7.287
65.01 - 70.00             1      113,484.31  113,484.31       0.02     6.590
------------------------------------------------------------------------------
Total:                3,486  612,372,413.77  175,666.21     100.00     6.963
------------------------------------------------------------------------------

               Weighted
                Average          Weighted   Wtd                            Pct
                Stated           Average    Avg    Pct     Pct     Pct     Cash
Back           Remaining  FICO   Original  Back    Full   Owner   Single   -out
Ratio            Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
--------------------------------------------------------------------------------
0.01 - 5.00          357    653     80.00   3.49  100.00   68.26    0.00   31.74
5.01 - 10.00         357    640     80.99   7.98   48.64    0.00   37.87   90.21
10.01 - 15.00        357    592     66.84  12.94   76.51   79.42   79.42   81.73
15.01 - 20.00        356    601     79.63  18.04   73.71   88.95   79.00   66.08
20.01 - 25.00        356    596     76.46  22.84   59.05   90.70   76.76   65.91
25.01 - 30.00        356    592     77.74  27.74   64.40   92.34   79.38   70.15
30.01 - 35.00        356    597     76.97  32.67   59.26   91.96   75.97   67.00
35.01 - 40.00        356    602     79.03  37.72   54.68   93.12   76.38   64.66
40.01 - 45.00        356    605     80.25  42.65   57.92   93.94   75.77   62.25
45.01 - 50.00        356    591     79.36  47.28   60.04   94.78   74.04   62.12
50.01 - 55.00        357    573     77.70  51.72   74.99   93.86   74.60   66.76
55.01 - 60.00        357    556     67.99  56.16   75.72   80.11   64.23   82.75
60.01 - 65.00        356    557     47.27  61.63   28.73  100.00   64.37   28.73
65.01 - 70.00        357    552     70.00  65.63  100.00  100.00  100.00  100.00
--------------------------------------------------------------------------------
Total:               356    597     78.67  39.13   60.04   93.02   75.70   64.72
--------------------------------------------------------------------------------

Minimum: 1.68
Maximum: 65.63
Weighted Average: 39.13


9. Geographical Distribution


                                                                  % by
                                       Current       Average     Current   Weighted
Geographical             Number of    Principal      Current    Principal  Average
Distribution               Loans       Balance       Balance     Balance    Coupon
-------------------------------------------------------------------------------------
California-Southern            331   86,993,457.19  262,820.11      14.21     6.679
New York                       265   67,681,025.37  255,400.10      11.05     6.803
Massachusetts                  284   63,079,236.94  222,109.99      10.30     6.627
California-Northern            195   49,266,857.53  252,650.55       8.05     6.615
New Jersey                     192   41,418,516.85  215,721.44       6.76     7.018
Other                        2,219  303,933,319.89  136,968.60      49.63     7.198
-------------------------------------------------------------------------------------
Total:                       3,486  612,372,413.77  175,666.21     100.00     6.963
-------------------------------------------------------------------------------------

                       Weighted
                        Average          Weighted   Wtd                            Pct
                        Stated           Average    Avg    Pct     Pct     Pct     Cash
Geographical           Remaining  FICO   Original  Back    Full   Owner   Single   -out
Distribution             Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
----------------------------------------------------------------------------------------
California-Southern          356    595     77.77  40.36   58.19   95.19   80.44   77.85
New York                     356    595     75.24  39.78   46.71   94.22   70.56   71.87
Massachusetts                356    602     75.25  40.90   43.16   89.74   60.43   74.09
California-Northern          356    599     79.13  39.80   65.48   93.10   86.53   69.03
New Jersey                   356    596     77.94  39.14   44.53   89.62   73.40   63.88
Other                        356    596     80.43  38.16   68.28   93.27   77.21   56.83
----------------------------------------------------------------------------------------
Total:                       356    597     78.67  39.13   60.04   93.02   75.70   64.72
----------------------------------------------------------------------------------------

Number of States Represented: 47


Securitized Asset Backed Receivables LLC Trust 2004-OP2
Fixed


1. Range of Gross Interest Rates (%)


Range of                                                     % by
Gross                             Current       Average     Current   Weighted
Interest            Number of    Principal      Current    Principal  Average
Rates (%)             Loans       Balance       Balance     Balance    Coupon
--------------------------------------------------------------------------------
5.000% - 5.999%           235   52,539,428.70  223,572.04      25.00     5.815
6.000% - 6.999%           432   79,984,708.24  185,149.79      38.06     6.571
7.000% - 7.999%           320   45,962,087.44  143,631.52      21.87     7.503
8.000% - 8.999%           176   18,010,860.52  102,334.43       8.57     8.483
9.000% - 9.999%            90    7,193,973.32   79,933.04       3.42     9.539
10.000% - 10.999%          57    4,146,214.17   72,740.60       1.97    10.676
11.000% - 11.999%          31    2,174,901.43   70,158.11       1.03    11.449
12.000% - 12.999%           2      136,795.88   68,397.94       0.07    12.450
--------------------------------------------------------------------------------
Total:                  1,343  210,148,969.70  156,477.27     100.00     6.987
--------------------------------------------------------------------------------

                   Weighted
Range of            Average          Weighted   Wtd                             Pct
Gross               Stated           Average    Avg    Pct     Pct     Pct     Cash
Interest           Remaining  FICO   Original  Back    Full   Owner   Single   -out
Rates (%)            Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
------------------------------------------------------------------------------------
5.000% - 5.999%          343    666     70.91  39.55   63.37   96.56   71.44   76.18
6.000% - 6.999%          347    643     72.99  39.20   57.27   90.11   69.86   68.63
7.000% - 7.999%          345    618     76.56  39.01   62.12   88.45   68.03   72.05
8.000% - 8.999%          335    612     79.17  36.17   63.12   80.83   73.31   60.58
9.000% - 9.999%          339    591     82.18  37.14   70.89   88.22   82.23   56.83
10.000% - 10.999%        346    612     91.62  38.96   69.21  100.00   65.98   27.86
11.000% - 11.999%        348    591     88.39  41.91   93.42  100.00   79.73   40.78
12.000% - 12.999%        357    527     77.13  39.50   50.40   50.40  100.00  100.00
------------------------------------------------------------------------------------
Total:                   344    638     74.63  38.94   61.43   90.77   70.62   69.10
------------------------------------------------------------------------------------

Minimum: 5.000%
Maximum: 12.450%
Weighted Average: 6.987%


2. Range of Cut-off Date Principal Balances ($)


Range of                                                         % by
Cut-off                               Current       Average     Current   Weighted
Date Principal          Number of    Principal      Current    Principal  Average
Balances ($)              Loans       Balance       Balance     Balance    Coupon
-----------------------------------------------------------------------------------
$25,001 - $50,000              31    1,541,625.70   49,729.86       0.73     8.724
$50,001 - $75,000             267   16,628,229.30   62,278.01       7.91     8.701
$75,001 - $100,000            216   18,783,938.12   86,962.68       8.94     7.855
$100,001 - $200,000           489   71,005,046.36  145,204.59      33.79     6.973
$200,001 - $300,000           211   50,960,987.27  241,521.27      24.25     6.618
$300,001 - $400,000            88   30,368,727.48  345,099.18      14.45     6.463
$400,001 - $500,000            27   11,855,736.21  439,101.34       5.64     6.424
$500,001 - $600,000             9    4,915,781.26  546,197.92       2.34     6.040
$600,001 - $700,000             1      669,079.44  669,079.44       0.32     7.900
$700,001 - $800,000             1      766,684.05  766,684.05       0.36     6.575
$800,001 - $900,000             2    1,703,134.51  851,567.26       0.81     6.298
$900,001 - $1,000,000           1      950,000.00  950,000.00       0.45     7.440
-----------------------------------------------------------------------------------
Total:                      1,343  210,148,969.70  156,477.27     100.00     6.987
-----------------------------------------------------------------------------------

                        Weighted
Range of                 Average          Weighted   Wtd                            Pct
Cut-off                  Stated           Average    Avg    Pct     Pct     Pct     Cash
Date Principal          Remaining  FICO   Original  Back    Full   Owner   Single   -out
Balances ($)              Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
-----------------------------------------------------------------------------------------
$25,001 - $50,000             301    601     62.60  37.02   70.94   83.84   83.85   87.06
$50,001 - $75,000             324    623     80.19  36.09   78.59   89.56   80.64   59.43
$75,001 - $100,000            331    627     76.05  37.73   76.96   91.28   78.13   65.20
$100,001 - $200,000           345    631     72.91  38.03   68.22   90.78   76.86   68.29
$200,001 - $300,000           350    638     73.69  40.10   48.99   93.66   69.16   72.80
$300,001 - $400,000           350    657     77.82  40.89   54.28   89.40   56.10   67.90
$400,001 - $500,000           341    671     76.28  39.73   56.47   88.23   55.53   62.27
$500,001 - $600,000           357    642     71.78  39.14   46.26   89.31   79.08  100.00
$600,001 - $700,000           358    528     77.55  43.36  100.00  100.00    0.00  100.00
$700,001 - $800,000           357    623     61.50  41.37    0.00  100.00    0.00  100.00
$800,001 - $900,000           357    688     63.26  44.62    0.00   50.22  100.00   50.22
$900,001 - $1,000,000         355    582     68.49  33.03  100.00  100.00    0.00  100.00
-----------------------------------------------------------------------------------------
Total:                        344    638     74.63  38.94   61.43   90.77   70.62   69.10
-----------------------------------------------------------------------------------------

Minimum: $47,751
Maximum: $950,000
Average: $156,477


3. Fico Distribution


                                                           % by
                                Current       Average     Current   Weighted
Fico              Number of    Principal      Current    Principal  Average
Distribution        Loans       Balance       Balance     Balance    Coupon
------------------------------------------------------------------------------
<= 539                  106   13,280,090.76  125,283.88       6.32     8.158
540 - 550                41    4,692,742.67  114,457.14       2.23     8.098
551 - 575                98   13,080,303.34  133,472.48       6.22     7.479
576 - 600               134   20,281,862.74  151,357.18       9.65     7.271
601 - 625               235   37,560,542.30  159,832.09      17.87     7.082
626 >=                  729  121,253,427.89  166,328.43      57.70     6.685
------------------------------------------------------------------------------
Total:                1,343  210,148,969.70  156,477.27     100.00     6.987
------------------------------------------------------------------------------

                  Weighted
                   Average          Weighted   Wtd                             Pct
                   Stated           Average    Avg    Pct     Pct     Pct     Cash
Fico              Remaining  FICO   Original  Back    Full   Owner   Single   -out
Distribution        Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
-----------------------------------------------------------------------------------
<= 539                  347    526     68.84  39.40   80.04   98.06   76.17   81.02
540 - 550               337    545     69.73  37.63   69.85  100.00   91.99   76.11
551 - 575               345    564     66.84  38.65   67.43   97.08   77.40   77.41
576 - 600               340    589     72.48  38.27   72.72   96.65   78.57   77.27
601 - 625               343    612     72.75  39.47   66.84   96.18   78.77   71.49
626 >=                  345    677     77.23  38.92   54.85   86.28   64.60   64.53
-----------------------------------------------------------------------------------
Total:                  344    638     74.63  38.94   61.43   90.77   70.62   69.10
-----------------------------------------------------------------------------------

Minimum: 500
Maximum: 815
Weighted Average: 637.8


4. Range of Original LTV Ratios (%) (%)



                                                              % by
Range of                          Current       Average     Current   Weighted
Original             Number of    Principal      Current    Principal  Average
LTV Ratios (%) (%)     Loans       Balance       Balance     Balance    Coupon
--------------------------------------------------------------------------------
<= 80.00%                1,049  162,527,641.67  154,935.79      77.34     6.912
80.01% - 85.00%            107   17,150,671.87  160,286.65       8.16     6.966
85.01% - 90.00%            136   22,536,370.04  165,708.60      10.72     7.378
90.01% - 95.00%             49    7,764,660.15  158,462.45       3.69     7.419
95.01% - 100.00%             2      169,625.97   84,812.99       0.08     8.575
--------------------------------------------------------------------------------
Total:                   1,343  210,148,969.70  156,477.27     100.00     6.987
--------------------------------------------------------------------------------

                   Weighted
                    Average          Weighted   Wtd                             Pct
                    Stated           Average    Avg    Pct     Pct     Pct     Cash
Range of           Remaining  FICO   Original  Back    Full   Owner   Single   -out
Original             Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
<= 80.00%                344    631     70.51  38.77   58.16   92.25   71.51   72.76
------------------------------------------------------------------------------------
80.01% - 85.00%          343    659     84.56  38.89   73.74   85.76   68.25   72.58
85.01% - 90.00%          344    663     89.62  39.86   67.68   82.03   63.90   46.69
90.01% - 95.00%          352    662     94.69  39.81   83.71   96.02   78.33   51.42
95.01% - 100.00%         357    706    100.00  43.03  100.00  100.00    0.00    0.00
------------------------------------------------------------------------------------
Total:                   344    638     74.63  38.94   61.43   90.77   70.62   69.10
------------------------------------------------------------------------------------

Minimum: 9.17%
Maximum: 100.00%
Weighted Average: 71.89%


5. Occupancy


                                                          % by
                               Current       Average     Current   Weighted
Occupancy        Number of    Principal      Current    Principal  Average
Primary            Loans       Balance       Balance     Balance    Coupon
-----------------------------------------------------------------------------
Primary              1,216  190,754,772.15  156,870.70      90.77     6.959
Investment             108   14,159,048.08  131,102.30       6.74     7.478
Second Home             19    5,235,149.47  275,534.18       2.49     6.667
-----------------------------------------------------------------------------
Total:               1,343  210,148,969.70  156,477.27     100.00     6.987
-----------------------------------------------------------------------------

              Weighted
               Average          Weighted   Wtd                            Pct
               Stated           Average    Avg    Pct     Pct     Pct     Cash
Occupancy     Remaining  FICO   Original  Back    Full   Owner   Single   -out
Primary         Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
-------------------------------------------------------------------------------
Primary             344    633     74.50  38.94   62.60  100.00   73.30   70.48
Investment          346    679     75.93  38.47   51.97    0.00   41.61   57.66
Second Home         348    685     75.54  40.34   44.53    0.00   51.55   49.83
-------------------------------------------------------------------------------
Total:              344    638     74.63  38.94   61.43   90.77   70.62   69.10
-------------------------------------------------------------------------------


6. Loan Purpose


                                                                  % by
                                       Current       Average     Current   Weighted
Loan                     Number of    Principal      Current    Principal  Average
Purpose                    Loans       Balance       Balance     Balance    Coupon
------------------------------------------------------------------------------------
Refinance - Cashout            896  145,218,422.40  162,074.13      69.10     6.869
Purchase                       291   40,465,582.72  139,056.99      19.26     7.465
Refinance - Rate Term          156   24,464,964.58  156,826.70      11.64     6.894
------------------------------------------------------------------------------------
Total:                       1,343  210,148,969.70  156,477.27     100.00     6.987
------------------------------------------------------------------------------------

                          Weighted
                           Average          Weighted   Wtd                            Pct
                           Stated           Average    Avg    Pct     Pct     Pct     Cash
Loan                      Remaining  FICO   Original  Back    Full   Owner   Single   -out
Purpose                     Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
-------------------------------------------------------------------------------------------
Refinance - Cashout             342    632     72.01  38.49   62.96   92.58   72.11  100.00
Purchase                        353    661     83.31  39.53   55.25   83.16   62.36    0.00
Refinance - Rate Term           343    634     75.80  40.65   62.56   92.61   75.47    0.00
-------------------------------------------------------------------------------------------
Total:                          344    638     74.63  38.94   61.43   90.77   70.62   69.10
-------------------------------------------------------------------------------------------



7. Documentation Level


                                                                  % by
                                       Current       Average     Current   Weighted
Documentation            Number of    Principal      Current    Principal  Average
Level                      Loans       Balance       Balance     Balance    Coupon
------------------------------------------------------------------------------------
Full Documentation             911  129,093,817.63  141,705.62      61.43     7.035
Stated Documentation           421   78,898,048.04  187,406.29      37.54     6.914
Lite Documentation               8    1,553,864.46  194,233.06       0.74     6.774
No Documentation                 3      603,239.57  201,079.86       0.29     6.822
------------------------------------------------------------------------------------
Total:                       1,343  210,148,969.70  156,477.27     100.00     6.987
------------------------------------------------------------------------------------


                         Weighted
                          Average          Weighted   Wtd                             Pct
                          Stated           Average    Avg    Pct     Pct     Pct     Cash
Documentation            Remaining  FICO   Original  Back    Full   Owner   Single   -out
Level                      Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
------------------------------------------------------------------------------------------
Full Documentation             345    629     76.01  39.11  100.00   92.49   73.25   70.83
Stated Documentation           344    652     72.51  38.62    0.00   87.90   66.72   66.70
Lite Documentation             292    619     66.17  40.93    0.00   89.97   77.41   62.52
No Documentation               348    754     76.96  39.08    0.00  100.00    0.00   31.08
------------------------------------------------------------------------------------------
Total:                         344    638     74.63  38.94   61.43   90.77   70.62   69.10
------------------------------------------------------------------------------------------


8. Back Ratio


                                                             % by
                                  Current       Average     Current   Weighted
Back                Number of    Principal      Current    Principal  Average
Ratio                 Loans       Balance       Balance     Balance    Coupon
-------------------------------------------------------------------------------
0.01 - 5.00                 3      809,021.28  269,673.76       0.38     5.854
5.01 - 10.00                2      135,180.54   67,590.27       0.06     6.959
10.01 - 15.00              12    1,187,346.97   98,945.58       0.57     7.686
15.01 - 20.00              38    4,314,888.60  113,549.70       2.05     7.389
20.01 - 25.00              88   11,481,207.68  130,468.27       5.46     7.126
25.01 - 30.00             136   18,035,791.65  132,616.12       8.58     7.067
30.01 - 35.00             181   27,086,102.72  149,646.98      12.89     6.926
35.01 - 40.00             235   39,079,827.07  166,297.14      18.60     6.945
40.01 - 45.00             297   47,617,228.63  160,327.37      22.66     7.103
45.01 - 50.00             262   44,013,571.74  167,990.73      20.94     6.970
50.01 - 55.00              77   13,934,057.49  180,961.79       6.63     6.700
55.01 - 60.00              11    2,395,131.23  217,739.20       1.14     6.089
70.01 - 75.00               1       59,614.10   59,614.10       0.03     6.500
-------------------------------------------------------------------------------
Total:                  1,343  210,148,969.70  156,477.27     100.00     6.987
-------------------------------------------------------------------------------

                  Weighted
                   Average          Weighted   Wtd                             Pct
                   Stated           Average    Avg    Pct     Pct     Pct     Cash
Back              Remaining  FICO   Original  Back    Full   Owner   Single   -out
Ratio               Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
-----------------------------------------------------------------------------------
0.01 - 5.00             357    689     75.44   3.05   69.43   30.57   11.52  100.00
5.01 - 10.00            357    616     67.17   7.11  100.00   51.57   51.57   51.57
10.01 - 15.00           344    627     69.52  13.37   46.53   82.64   67.64   81.27
15.01 - 20.00           348    615     74.52  17.89   78.10   93.69   89.59   77.53
20.01 - 25.00           345    629     70.85  22.68   73.92   92.20   80.78   70.82
25.01 - 30.00           340    640     73.68  27.57   66.21   88.13   78.75   72.28
30.01 - 35.00           347    639     72.09  32.68   53.58   94.58   74.71   77.27
35.01 - 40.00           344    642     74.77  37.67   48.80   94.33   71.19   67.62
40.01 - 45.00           346    637     76.82  42.59   61.92   89.46   66.66   64.71
45.01 - 50.00           342    636     76.59  47.33   64.86   89.50   65.38   71.13
50.01 - 55.00           344    641     71.37  51.80   74.78   87.03   72.22   53.70
55.01 - 60.00           323    642     67.88  56.18   81.56   97.36   58.29   77.13
70.01 - 75.00           352    708     80.00  71.54  100.00    0.00  100.00  100.00
-----------------------------------------------------------------------------------
Total:                  344    638     74.63  38.94   61.43   90.77   70.62   69.10
-----------------------------------------------------------------------------------

Minimum: 1.59
Maximum: 71.54
Weighted Average: 38.94


9. Geographical Distribution


                                                                 % by
                                      Current       Average     Current   Weighted
Geographical            Number of    Principal      Current    Principal  Average
Distribution              Loans       Balance       Balance     Balance    Coupon
-----------------------------------------------------------------------------------
New York                      209   44,294,808.68  211,936.88      21.08     6.716
California-Southern           112   22,686,961.73  202,562.16      10.80     6.732
Massachusetts                 109   21,281,437.90  195,242.55      10.13     6.672
California-Northern            95   20,467,009.53  215,442.21       9.74     6.659
Florida                        90   11,246,223.00  124,958.03       5.35     7.322
Other                         728   90,172,528.86  123,863.36      42.91     7.291
-----------------------------------------------------------------------------------
Total:                      1,343  210,148,969.70  156,477.27     100.00     6.987
-----------------------------------------------------------------------------------

                       Weighted
                        Average          Weighted   Wtd                            Pct
                        Stated           Average    Avg    Pct     Pct     Pct     Cash
Geographical           Remaining  FICO   Original  Back    Full   Owner   Single   -out
Distribution             Term     Score    LTV     Ratio   Doc     Occ    Family   Refi
----------------------------------------------------------------------------------------
New York                     345    640     70.98  40.36   44.40   92.00   63.07   71.91
California-Southern          349    641     74.27  39.51   67.49   89.37   72.92   78.58
Massachusetts                348    635     69.71  39.02   56.69   91.89   68.06   78.19
California-Northern          350    636     73.69  40.73   73.43   94.62   82.84   83.25
Florida                      343    619     73.45  36.83   59.94   90.55   75.84   62.23
Other                        340    639     78.03  37.94   66.85   89.41   70.93   60.84
----------------------------------------------------------------------------------------
Total:                       344    638     74.63  38.94   61.43   90.77   70.62   69.10
----------------------------------------------------------------------------------------

Number of States Represented: 42

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up- todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

FICO DISTRIBUTION
-----------------

-----------------------------------------------------------------------------------------------------------------------------------
                    Total Balance                           Adjusted Balance[1]               WA Loan                % Covered by
FICO                   Amount          %[2]        LTV           Amount           %[2]        Balance         WAC     Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
FICO NA              7,489,520.95      0.91%     > 65.0      5,593,688.83         0.68%     110,140.01       8.017          -
0 - 500              2,785,321.03      0.34%     > 65.0      2,148,761.96         0.26%     185,688.07       7.879        n/a
500.01 - 550       172,778,817.95     21.01%     > 70.0    114,047,652.02        13.87%     158,077.60       7.717        n/a
550.01 - 575        86,812,599.20     10.55%     > 70.0     56,227,730.73         6.84%     162,570.41       7.302        n/a
575.01 - 600       109,417,202.80     13.30%     > 70.0     81,963,643.27         9.96%     172,310.56       6.961        n/a
600.01 - 620       106,646,619.93     12.97%     > 70.0     84,736,116.30        10.30%     168,744.65       6.737        n/a
620.01 - 650       144,793,418.90     17.60%     > 80.0     67,049,419.77         8.15%     173,405.29       6.627        n/a
650.01 - 680       100,279,447.67     12.19%     > 80.0     37,610,608.24         4.57%     187,789.23       6.448        n/a
680.01 - 700        32,639,861.33      3.97%     > 85.0     10,882,012.91         1.32%     183,370.01       6.532        n/a
700.01 - 750        47,146,144.26      5.73%     > 85.0     16,535,480.82         2.01%     193,221.90       6.459        n/a
750.01 - 800        11,113,434.08      1.35%     > 85.0      4,544,508.29         0.55%     194,972.53       6.718        n/a
800 +                  618,995.37      0.08%     > 85.0        386,819.50         0.05%     154,748.84       7.021        n/a
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL              822,521,383.47    100.00%                                     58.57%     170,329.55       6.969        n/a
-----------------------------------------------------------------------------------------------------------------------------------
     FICO: Average            607                Min:                 500             Max:        815
                  ---------------                    --------------------                  -----------

                                               Collateral Cuts for Subprime Pool
------------------------------------------------------------------------------------------------------------------

FICO             WA FICO       WA LTV       WA DTI    % SFD/ PUD     % Owner Occ.   % Full Doc   % Cashout Refi
------------------------------------------------------------------------------------------------------------------
FICO NA               0        72.59        35.21         96.15          94.24         64.39          66.84
0 - 500             500        73.10        42.04        100.00         100.00         39.06          62.58
500.01 - 550        527        73.13        40.27         87.50          97.35         63.32          77.19
550.01 - 575        563        73.19        38.73         86.58          96.24         60.86          77.38
575.01 - 600        588        77.82        38.93         85.97          95.28         69.40          71.68
600.01 - 620        611        78.70        38.37         84.43          94.90         71.19          62.47
620.01 - 650        635        80.91        38.73         82.50          91.65         63.59          62.03
650.01 - 680        664        80.31        39.19         74.99          89.09         47.03          54.67
680.01 - 700        690        80.76        38.68         69.04          79.76         45.84          52.04
700.01 - 750        720        81.87        38.66         67.30          78.17         38.74          50.24
750.01 - 800        764        80.78        40.11         46.39          70.11         36.10          33.84
800 +               809        87.26        42.55         69.91         100.00         48.78          18.82
------------------------------------------------------------------------------------------------------------------
TOTAL               607        77.64        39.08         82.06          92.45         60.40          65.84
------------------------------------------------------------------------------------------------------------------


DEBT-TO INCOME (DTI) DISTRIBUTION

-----------------------------------------------------------------------------------------------------------------------------------
                    Total Balance                           Adjusted Balance[1]               WA Loan                % Covered by
DTI                    Amount          %[2]        FICO          Amount           %[2]        Balance         WAC     Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------
<= 20                22,384,696.06        2.72%    < 550      4,751,559.41         0.58%     125,756.72       7.209        n/a
20.001 - 25.00       38,890,684.92        4.73%    < 550      8,599,226.07         1.05%     133,644.97       7.136        n/a
25.001 - 30.00       64,983,062.99        7.90%    < 575     20,904,924.46         2.54%     145,051.48       7.009        n/a
30.001 - 35.00      115,834,180.07       14.08%    < 575     37,374,693.10         4.54%     158,459.89       6.985        n/a
35.001 - 40.00      158,977,781.49       19.33%    < 600     68,222,192.80         8.29%     178,026.63       6.983        n/a
40.001 - 45.00      196,356,319.86       23.87%    < 625    112,510,851.59        13.68%     178,830.89       6.917        n/a
45.001 - 50.00      166,283,728.22       20.22%    < 650    129,027,465.63        15.69%     187,679.15       6.926        n/a
50.001 - 55.00       50,554,774.00        6.15%    < 675     44,493,890.67         5.41%     195,192.18       6.931        n/a
55+                   8,256,155.86        1.00%    < 700      7,752,868.43         0.94%     183,470.13       7.075        n/a
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL               822,521,383.47      100.00%                          -         52.72%    170,329.55       6.969        n/a
-----------------------------------------------------------------------------------------------------------------------------------
      DTI: Average              39                    Min:                2              Max:        72
                  ----------------                        -----------------                  ----------

----------------------------------------------------------------------------------------------------------------------
DTI                  WA FICO       WA LTV       WA DTI     % SFD/ PUD     % Owner Occ.   % Full Doc   % Cashout Refi
----------------------------------------------------------------------------------------------------------------------
<= 20                   610        77.09        16.21         79.68          83.99         73.42          70.89
20.001 - 25.00          606        74.81        22.79         84.41          91.15         63.44          67.36
25.001 - 30.00          605        76.61        27.69         86.79          91.17         64.90          70.74
30.001 - 35.00          607        75.83        32.67         82.86          92.57         57.93          69.40
35.001 - 40.00          611        77.98        37.71         83.49          93.41         53.23          65.39
40.001 - 45.00          613        79.42        42.63         82.34          92.85         58.89          62.85
45.001 - 50.00          603        78.63        47.29         78.43          93.38         61.32          64.50
50.001 - 55.00          592        75.96        51.74         81.93          91.98         74.93          63.16
55+                     582        67.30        56.61         68.50          85.56         76.16          79.45
----------------------------------------------------------------------------------------------------------------------
TOTAL                   607        77.64        39.08         82.06          92.45         60.40          65.84
-----------------------------------------------------------------------------------------------------------------------


LOAN-TO- VALUE (LTV) DISTIBUTION

-----------------------------------------------------------------------------------------------------------------------------------
                    Total Balance                           Adjusted Balance[1]               WA Loan                % Covered by
LTV                    Amount           %[2]        DTI           Amount           %[2]        Balance         WAC     Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------
< 60.00              74,200,902.13      9.02%      > 50      7,177,917.84         0.87%       147,516.70      6.911       n/a
60.01 - 70.00       117,870,389.07     14.33%      > 50     13,356,143.74         1.62%       174,364.48      7.006       n/a
70.01 - 80.00       365,365,388.36     44.42%      > 50     21,787,618.25         2.65%       169,150.64      6.902       n/a
80.01 - 85.00        65,332,018.16      7.94%      > 50      3,243,777.40         0.39%       178,991.83      6.915       n/a
85.01 - 90.00       143,525,773.18     17.45%      > 50     11,266,801.35         1.37%       190,352.48      6.967       n/a
90.01 - 95.00        49,484,979.26      6.02%      > 50      1,833,945.06         0.22%       179,293.40      7.105       n/a
95.01 - 100.00        6,741,933.31      0.82%      > 50        144,726.22         0.02%        70,967.72     10.202       n/a
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL               822,521,383.47    100.00%               58,810,929.86         7.15%       170,329.55      6.969       n/a
-----------------------------------------------------------------------------------------------------------------------------------
     LTV: Average            77.64         Min:      10.82           Max:        100.00
                 -----------------             -----------              ---------------

----------------------------------------------------------------------------------------------------------------------
LTV              WA FICO       WA LTV        WA DTI     % SFD/ PUD     % Owner Occ.   % Full Doc   % Cashout Refi
----------------------------------------------------------------------------------------------------------------------
< 60.00             587        49.53         37.46          82.00         92.89          49.99         84.28
60.01 - 70.00       586        66.53         39.08          79.41         90.27          53.10         84.71
70.01 - 80.00       602        78.26         39.22          81.49         92.54          55.72         62.00
80.01 - 85.00       625        84.41         38.84          78.25         88.30          67.39         75.93
85.01 - 90.00       627        89.65         39.50          84.68         93.31          68.62         52.10
90.01 - 95.00       637        94.81         39.45          90.08         98.34          91.62         54.20
95.01 - 100.00      638        99.93         40.47          82.04         99.15          84.14         20.74
----------------------------------------------------------------------------------------------------------------------
TOTAL               607        77.64         39.08          82.06         92.45          60.40         65.84
----------------------------------------------------------------------------------------------------------------------


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
[2]  Percent of the Aggregate Principal Balance - calculated automatically.

GEOGRAPHIC CONCENTRATION - TOP 12 STATES

-----------------------------------------------------------------------------------------------------------------------------------
STATE                    Total Balance             WA Loan      WAC      % Covered by     WA FICO     WA LTV    WA DTI   % SFD/ PUD
                 ---------------------------       Balance                Mortgage Ins.
                     Amount            %[2]
-----------------------------------------------------------------------------------------------------------------------------------
California       179,414,285.98       21.81%     244,767.10    6.666          n/a           606       77.23      40.14      88.81
New York         111,975,834.05       13.61%     236,235.94    6.769          n/a           613       73.56      40.01      67.90
Massachusetts     84,360,674.84       10.26%     214,658.21    6.638          n/a           610       73.85      40.42      62.36
New Jersey        50,522,652.74        6.14%     208,771.29    7.051          n/a           605       77.55      38.86      73.01
Florida           48,733,479.82        5.92%     134,995.79    7.154          n/a           602       78.27      37.48      90.18
Texas             32,034,846.65        3.89%     103,672.64    7.661          n/a           592       78.38      38.42      95.29
Virginia          26,153,401.50        3.18%     157,550.61    7.301          n/a           603       79.94      39.29      90.65
Illinois          22,676,497.69        2.76%     149,187.48    7.301          n/a           609       81.52      38.16      71.68
Connecticut       20,308,324.97        2.47%     165,108.33    6.786          n/a           616       77.64      39.39      73.72
Pennsylvania      19,804,452.08        2.41%     119,303.93    7.094          n/a           603       80.66      37.78      90.16
Rhode Island      18,650,022.88        2.27%     174,299.28    6.548          n/a           612       75.38      38.86      62.14
Maryland          16,227,505.70        1.97%     184,403.47    7.390          n/a           597       79.34      39.42      95.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL            822,521,383.47      100.00%     170,329.55    6.969          n/a           607       77.64      39.08      82.06
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
STATE            % Owner Occ   % Full Doc     % Cashout Refi
--------------------------------------------------------------
California          93.81         63.10          76.14
New York            93.34         45.79          71.89
Massachusetts       90.28         46.58          75.13
New Jersey          90.24         44.67          64.28
Florida             88.98         57.74          54.08
Texas               94.54         61.19          56.06
Virginia            93.54         75.09          55.12
Illinois            92.15         65.65          56.02
Connecticut         93.14         60.53          64.51
Pennsylvania        92.72         72.68          53.03
Rhode Island        87.78         65.21          73.61
Maryland            95.74         67.19          60.94
--------------------------------------------------------------
TOTAL               92.45         60.40          65.84
--------------------------------------------------------------



PRINCIPAL BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
Scheduled                Total Balance             WA Loan      WAC      % Covered by     WA FICO     WA LTV    WA DTI   % SFD/ PUD
Principal        ---------------------------       Balance                Mortgage Ins.
Balance              Amount            %[2]
-----------------------------------------------------------------------------------------------------------------------------------
0 - $50K           4,455,460.86        0.54%     50,061.36     8.646          n/a           589       67.62      33.35       88.76
$51 - $200K      388,924,577.75       47.28%     117,464.38    7.267          n/a           601       76.67      37.68       85.62
$200.1 - $250K   123,101,587.24       14.97%     223,414.86    6.848          n/a           601       77.07      39.64       83.06
$250.1 - $300K    93,002,836.29       11.31%     272,735.59    6.670          n/a           607       78.36      40.53       77.00
$300.1 - $400K   124,447,372.56       15.13%     343,777.27    6.643          n/a           618       79.61      40.79       75.20
$400.1 - $500K    47,664,634.37        5.79%     445,463.87    6.522          n/a           634       81.19      40.83       71.84
$500.1 - $600K    26,671,965.19        3.24%     555,665.94    6.496          n/a           622       80.70      40.28       87.49
$600.1 - $700K     6,472,907.98        0.79%     647,290.80    6.400          n/a           613       74.95      43.39       80.18
$700.1 - $800K     5,126,906.72        0.62%     732,415.25    6.563          n/a           602       73.57      40.77      100.00
$800.1 - $900K     1,703,134.51        0.21%     851,567.26    6.298          n/a           688       63.26      44.62      100.00
$900.1 - $1000K      950,000.00        0.12%     950,000.00    7.440          n/a           582       68.49      33.03      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            822,521,383.47      100.00%     170,329.55    6.969          n/a           607       77.64      39.08       82.06
------------------------------------------------------------------------------------------------------------------------------------
      Principal Balance: Average     191,306       Min:       47,751           Max:     950,000
                                ------------           -------------              -------------

-------------------------------------------------------------------------------
Scheduled Principal Balance       % Owner Occ   % Full Doc     % Cashout Refi
-------------------------------------------------------------------------------
0 - $50K                             84.28         70.74             79.66
$51 - $200K                          91.93         68.83             61.87
$200.1 - $250K                       94.33         58.94             69.14
$250.1 - $300K                       93.50         51.84             71.96
$300.1 - $400K                       92.89         46.74             68.06
$400.1 - $500K                       90.79         48.74             63.54
$500.1 - $600K                       93.79         60.24             71.31
$600.1 - $700K                       80.18         58.78             89.94
$700.1 - $800K                      100.00         57.15             71.46
$800.1 - $900K                       50.22          0.00             50.22
$900.1 - $1000K                     100.00        100.00            100.00
--------------------------------------------------------------------------------
TOTAL                                92.45         60.40             65.84
--------------------------------------------------------------------------------




DOCUMENTATION TYPE

-----------------------------------------------------------------------------------------------
Doc Type                     Total Balance
                             ----------------------------           WA Loan            WAC
                                 Amount          %[2]               Balance
-----------------------------------------------------------------------------------------------
Full Documentation          496,777,355.92       60.40%            156,662.68         6.949
Stated Documentation        316,300,809.65       38.46%            196,582.23         6.984
Lite Documentation            5,190,483.95        0.63%            162,202.62         7.539
No Documentation              4,252,733.95        0.52%            250,160.82         7.437
                                            -------------          --------------------------
TOTAL                       822,521,383.47      100.00%            170,329.55         6.969
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Doc Type
                            % Covered by     WA FICO      WA LTV      WA DTI   % SFD/PUD   % Owner Occ  % Cashout Refi
                            Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------
Full Documentation                n/a           601       79.24       39.15       85.01       94.64          65.57
Stated Documentation              n/a           616       75.15       38.91       77.35       89.12          66.50
Lite Documentation                n/a           572       71.85       42.98       81.77       87.14          64.24
No Documentation                  n/a           731       83.15       39.08       88.51       90.69          50.49
                                           ----------------------------------------------------------------------------
TOTAL                             n/a           607       77.64       39.08       82.06       92.45          65.84
-----------------------------------------------------------------------------------------------------------------------



PROPERTY TYPE

---------------------------------------------------------------------------------------------
Property Type                        Total Balance
                                 ------------------------------        WA Loan       WAC
                                            Amount         %[2]        Balance
---------------------------------------------------------------------------------------------
Single Family Residence             611,945,077.06       74.40%      164,016.37      6.982
2-4 Family                          101,955,518.67       12.40%      226,567.82      6.857
PUD                                  63,000,354.59        7.66%      195,653.28      6.983
Condo                                37,818,341.19        4.60%      151,273.36      7.042
Manufactured Housing                  7,802,091.96        0.95%      102,659.10      6.976
                                 ------------------------------------------------------------
TOTAL                               822,521,383.47      100.00%      170,329.55      6.969
---------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Property Type
                              % Covered by       WA FICO      WA LTV     WA DTI   % Owner Occ    % Full Doc     % Cashout Refi
                               Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence              n/a            601       77.67      38.88        95.80          62.15          67.51
2-4 Family                           n/a            632       75.92      40.19        74.63          43.41          69.26
PUD                                  n/a            612       79.64      39.34        93.98          66.63          50.49
Condo                                n/a            618       78.46      38.82        83.58          59.64          56.30
Manufactured Housing                 n/a            644       77.76      39.93        93.06          98.47          59.98
                              ------------------------------------------------------------------------------------------------
TOTAL                                n/a            607       77.64      39.08        92.45          60.40          65.84
------------------------------------------------------------------------------------------------------------------------------

PMI - PRIMARY MORTGAGE INSURANCE

---------------------------------------------------------------------------------------------------
Mortgage Insurance                     Total Balance
                                  ----------------------     WA Loan        WAC      % Covered by
                                   Amount         %[2]       Balance                 Mortgage Ins.
---------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                    n/a      #VALUE!          n/a         n/a            n/a
Loans >80 LTV w/o MI                  n/a      #VALUE!          n/a         n/a            n/a
Other                                 n/a      #VALUE!          n/a         n/a            n/a
---------------------------------------------------------------------------------------------------
TOTAL                                 n/a      #VALUE!          n/a         n/a            n/a
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance
                                  WA FICO    WA LTV     WA DTI   % Owner Occ   % Cashout Refi   % Full Doc    Is MI down
                                                                                                               to 60 LTV
------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                 n/a         n/a        n/a        n/a            n/a             n/a            n/a
Loans >80 LTV w/o MI               n/a         n/a        n/a        n/a            n/a             n/a            n/a
Other                              n/a         n/a        n/a        n/a            n/a             n/a            n/a
------------------------------------------------------------------------------------------------------------------------

TOTAL                              n/a         n/a        n/a        n/a            n/a             n/a            n/a
------------------------------------------------------------------------------------------------------------------------



LOAN BALANCE

--------------------------------------------------------------------------------------------------------
Loan Purpose                  Total Balance
                            -----------------------------      WA Loan            WAC      % Covered by
                                 Amount            %[2]        Balance                     Mortgage Ins.
--------------------------------------------------------------------------------------------------------
Refinance - Cashout          541,523,594.03       65.84%      177,432.37        6.952           n/a
Purchase                     201,220,562.09       24.46%      155,143.07        6.928           n/a
Refinance - Rate Term         79,777,227.35        9.70%      166,202.56        7.186           n/a
                            ----------------------------------------------------------------------------
Total:                       822,521,383.47      100.00%      170,329.55        6.969           n/a
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Loan Purpose
                           WA. FICO     WA. LTV       WA DTI    % SFD/PUD      % Owner Occ

-------------------------------------------------------------------------------------------
Refinance - Cashout          598         75.51        38.81        82.16          92.80
Purchase                     635         83.00        39.19        79.85          90.61
Refinance - Rate Term        599         78.57        40.66        86.90          94.70
                           ----------------------------------------------------------------
Total:                       607         77.64        39.08        82.06          92.45
-------------------------------------------------------------------------------------------


COLLATERAL TYPE - FIXED/FLOATING

------------------------------------------------------------------------------------------------------------------
                                             Total Balance
                                   -----------------------------      WA Loan          WAC        % Covered by
Product Type                                Amount         %[2]       Balance                      Mortgage Ins.
------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year - IO 5 Year           3,816,333.82        0.46%      254,422.25       6.793             n/a
ARM - 2 Year/6 Month - IO 5 Year     30,389,598.31        3.69%      273,780.16       6.472             n/a
ARM - 3 Year/6 Month - IO 5 Year      4,488,789.08        0.55%      299,252.61       6.301             n/a
2 Year Fixed ARM                    532,153,677.99       64.70%      171,386.05       7.016             n/a
3 Year Fixed ARM                     43,841,820.41        5.33%      178,218.78       6.745             n/a
Fixed                               206,332,635.88       25.09%      155,370.96       6.990             n/a
Floating                                444,750.09        0.05%      148,250.03       6.993             n/a
Other                                 1,053,777.89        0.13%      175,629.65       6.283             n/a
------------------------------------------------------------------------------------------------------------------
Total:                              822,521,383.47      100.00%      170,329.55       6.969             n/a
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                    WA FICO    WA LTV     WA DTI       % SFD/PUD   % Owner Occ    % Cashout Refi   Index     Margin
Product Type
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year - IO 5 Year           626       77.14      35.00          90.02       100.00          90.44          FR      0.000
ARM - 2 Year/6 Month - IO 5 Year      617       86.35      40.06          89.64        98.45          70.23         LM6      4.618
ARM - 3 Year/6 Month - IO 5 Year      617       87.67      39.69          92.88       100.00          82.13         LM6      4.446
2 Year Fixed ARM                      594       78.22      39.11          83.37        92.89          63.90         LM6      5.233
3 Year Fixed ARM                      607       78.07      38.67          78.34        90.05          68.85         LM6      4.986
Fixed                                 638       74.58      39.01          77.86        90.60          68.71          FR      0.000
Floating                              568       77.82      33.61         100.00       100.00          74.13         LM6      4.750
Other                                 585       72.03      43.11          93.78        93.78          65.53         LM6      5.074
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                607       77.64      39.08          82.06        92.45          65.84         LM6      5.179
-----------------------------------------------------------------------------------------------------------------------------------


LIEN STATUS

---------------------------------------------------------------------------------------------------
Lien Status                    Total Balance
                    ------------------------------       WA Loan           WAC      % Covered by
                             Amount         %[2]         Balance                     Mortgage Ins.
---------------------------------------------------------------------------------------------------
1st Lien             814,559,934.78       99.03%       172,869.26         6.936          n/a
2nd Lien               7,961,448.69        0.97%        68,046.57        10.365
                    -------------------------------------------------------------------------------
Total:               822,521,383.47      100.00%       170,329.55         6.969          n/a
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Lien Status
                   WA FICO      WA LTV     WA DTI   % SFD/ PUD   % Owner Occ    % Cashout Refi

--------------------------------------------------------------------------------------------------
1st Lien              607       77.49      39.06        82.02        92.40          66.14
2nd Lien              626       92.43      41.01        85.57        97.43          34.44
                   -------------------------------------------------------------------------------
Total:                607       77.64      39.08        82.06        92.45          65.84
--------------------------------------------------------------------------------------------------


OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------
Occupancy Type                       Total Balance
                          -----------------------------         WA Loan                WAC         % Covered by
                                Amount           %[2]           Balance                             Mortgage Ins.
------------------------------------------------------------------------------------------------------------------
Primary                    760,394,786.48       92.45%        171,491.83              6.944               n/a
Investment                  48,380,116.22        5.88%        147,951.43              7.410               n/a
Second Home                 13,746,480.77        1.67%        202,154.13              6.823               n/a
------------------------------------------------------------------------------------------------------------------
TOTAL                      822,521,383.47      100.00%        170,329.55              6.969               n/a
------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Occupancy Type
                           WA. FICO        WA LTV        WA DTI     % SFD/PUD    % Owner Occ   % Cashout Refi

---------------------------------------------------------------------------------------------------------------
Primary                       604          77.76         39.19         84.88        100.00         66.09
Investment                    651          76.17         36.93         42.36          0.00         65.60
Second Home                   643          76.26         40.99         65.59          0.00         52.89
---------------------------------------------------------------------------------------------------------------
TOTAL                         607          77.64         39.08         82.06         92.45         65.84
---------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Charges Term at Origination                Total Balance
                                          -------------------------------           WA Loan           WAC       % Covered by
                                                    Amount         %[2]             Balance                      Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------------
0 Months                                    217,847,972.77       26.49%            166,169.32       7.212             n/a
12 Months                                    64,658,047.47        7.86%            205,263.64       6.629             n/a
24 Months                                   387,162,299.46       47.07%            171,310.75       6.952             n/a
36 Months                                   151,266,517.26       18.39%            161,609.53       6.806             n/a
6 Months & 30 Months                          1,586,546.51        0.19%            226,649.50       7.040             n/a
                                          --------------------------------------------------------------------------------------
TOTAL                                       822,521,383.47      100.00%            170,329.55       6.969             n/a
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Prepayment Charges Term at Origination
                                                WA       WA LTV      WA DTI       % SFD      % Owner    % Cashout
                                               FICO                                /PUD        Occ          Refi
-----------------------------------------------------------------------------------------------------------------
0 Months                                        603       77.90        38.87       78.26       93.06       66.87
12 Months                                       632       72.59        39.94       64.04       90.36       70.91
24 Months                                       596       79.19        39.23       86.35       93.23       62.68
36 Months                                       631       75.37        38.62       84.07       90.38       70.04
6 Months & 30 Months                            590       86.11        42.29      100.00      100.00       86.31
                                          -----------------------------------------------------------------------
TOTAL                                           607       77.64        39.08       82.06       92.45       65.84
-----------------------------------------------------------------------------------------------------------------


COLLATERAL DESCRIPTION BY LOAN GROUP

--------------------------------------------------------------------------------------------------------
       Loan Group           Loan Type    Index          % of          Gross          Net        WAM
                                                        Pool            WAC          WAC       (mos)
--------------------------------------------------------------------------------------------------------
Group 1                      MORTGAGE    LIBOR_6MO      79.85         6.960        6.440        353
Group 2                      MORTGAGE    LIBOR_6MO      20.15         7.004        6.484        354
--------------------------------------------------------------------------------------------------------
Total:                       MORTGAGE    LIBOR_6MO     100.00         6.969        6.449        353
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
       Loan Group            Seasoning     Gross       Net        Rate      Max        Mos to Roll
                                          Margin     Margin       Caps     Rate
----------------------------------------------------------------------------------------------------
Group 1                          3         5.228      4.708      1.004     13.002          22
Group 2                          3         4.974      4.454      1.003     12.820          23
----------------------------------------------------------------------------------------------------
Total:                           3         5.179      4.659      1.004     12.967          22
----------------------------------------------------------------------------------------------------



SECTION 32 LOANS

--------------------------------------------------------------------------------------------------------------
                                     Total Balance
                             --------------------------          WA Loan          WAC          % Covered by
                                 Amount         %[2]             Balance                       Mortgage Ins.
--------------------------------------------------------------------------------------------------------------
Section 32 Loans                    n/a        0.00%              n/a              n/a               n/a
--------------------------------------------------------------------------------------------------------------

Total                               n/a        0.00%              n/a              n/a               n/a
--------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

                               WA FICO    WA LTV     WA DTI    % SFD/PUD     % Owner Occ   % Cashout Refi

---------------------------------------------------------------------------------------------------------
Section 32 Loans                n/a         n/a        n/a           n/a           n/a          n/a
---------------------------------------------------------------------------------------------------------
Total                           n/a         n/a        n/a           n/a           n/a          n/a
---------------------------------------------------------------------------------------------------------



TOP 5 MSA
---------

-------------------------------------------------------
MSA                                               %[2]
                                                  ----
-------------------------------------------------------
                11236        2,636,912.94         0.32
                02301        2,603,713.57         0.32
                91344        2,252,669.60         0.27
                11434        1,966,188.44         0.24
                10466        1,963,376.70         0.24
                Other      811,098,522.22        98.61
-------------------------------------------------------
               Total:      822,521,383.47       100.00
-------------------------------------------------------


         TOP 5 ORIGINATORS                           SERVICERS
         ------------------

-----------------------------------------------------------------------------
Originator                  %[2]          Servicer                     %[2]
                            -----         ---------                    ----
-----------------------------------------------------------------------------



STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

            ------------------------------------------------------------------------------------------------
            Standard & Poors: Analyst Name:                                     Moody's: Analyst Name:
            -------------------------------                                    ----------------------
                     Foreclosure Frequency     Loss Severity      Cum Losses   Foreclosure Frequency   Loss Severity   Cum Losses
-----------------------------------------------------------------------------------------------------------------------------------
AA
A
A-
BBB+
BBB
BBB-
B
-----------------------------------------------------------------------------------------------------------------------------------

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

            ----------------------------------------------------------------------------------------------------
                         Breakeven CDR                               Cumulative Losses
                            25 CPR       40 CPR     60 CPR              25 CPR            40 CPR     60 CPR
----------------------------------------------------------------------------------------------------------------
AA
A
A-
BBB+
BBB
BBB-
----------------------------------------------------------------------------------------------------------------


            -------------------------------------------------------------------------
                Mortgage Insurance (MI) Coverage                Loss Severity %
                                            None                     0.50
-------------------------------------------------------------------------------------
AA                  >70% Loans w/ >80 LTV down to 80%                0.45
A               50 - 70% Loans w/ >80 LTV down to 80%                0.40
A-              50 - 70% Loans w/ >80 LTV down to 60%                0.35
BBB+                        >70% LTV >80% down to 60%                0.30
BBB
BBB-
-------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-OP2
All records


----------------------------------------------------------------------------------
All records
----------------------------------------------------------------------------------
                                                      % of Mortgage      Weighted
                                                      Loan Pool by       Average
                    Number of       Aggregate           Aggregate         Gross
Current             Mortgage      Cut-off Date        Cut-off Date       Interest
Coupon                Loans     Principal Balance   Principal Balance      Rate
----------------------------------------------------------------------------------
3.250% - 3.499%             1            $198,713                0.02%       3.40%
4.500% - 4.749%             9          $1,552,901                0.19%       4.63%
4.750% - 4.999%            32          $8,034,423                0.98%       4.91%
5.000% - 5.249%            41          $8,403,672                1.02%       5.16%
5.250% - 5.499%            82         $17,597,695                2.14%       5.37%
5.500% - 5.749%           180         $39,592,142                4.81%       5.60%
5.750% - 5.999%           423         $95,124,417               11.56%       5.89%
6.000% - 6.249%           247         $48,739,515                5.93%       6.12%
6.250% - 6.499%           403         $83,086,427               10.10%       6.36%
6.500% - 6.749%           434         $82,641,103               10.05%       6.59%
6.750% - 6.999%           536         $97,710,378               11.88%       6.89%
7.000% - 7.249%           313         $51,506,256                6.26%       7.11%
7.250% - 7.499%           317         $50,482,789                6.14%       7.35%
7.500% - 7.749%           333         $52,368,226                6.37%       7.59%
7.750% - 7.999%           412         $61,682,634                7.50%       7.87%
8.000% - 8.249%           173         $22,590,637                2.75%       8.11%
8.250% - 8.499%           167         $22,054,725                2.68%       8.34%
8.500% - 8.749%           166         $21,356,075                2.60%       8.59%
8.750% - 8.999%           167         $19,802,382                2.41%       8.88%
9.000% - 9.249%            67          $7,396,028                0.90%       9.12%
9.250% - 9.499%            63          $6,731,038                0.82%       9.36%
9.500% - 9.749%            64          $6,901,981                0.84%       9.60%
9.750% - 9.999%            69          $6,215,390                0.76%       9.86%
10.000% - 10.249%          19          $1,939,156                0.24%      10.12%
10.250% - 10.499%          16          $1,774,057                0.22%      10.33%
10.500% - 10.749%           6            $510,404                0.06%      10.56%
10.750% - 10.999%          45          $3,299,965                0.40%      10.91%
11.000% - 11.249%           7            $512,006                0.06%      11.07%
11.250% - 11.499%           7            $602,125                0.07%      11.36%
11.500% - 11.749%          23          $1,647,094                0.20%      11.51%
11.750% - 11.999%           5            $330,231                0.04%      11.93%
12.250% - 12.499%           2            $136,796                0.02%      12.45%
----------------------------------------------------------------------------------
Total:                  4,829        $822,521,383              100.00%       6.97%
----------------------------------------------------------------------------------

Securitized Asset Backed Receivables LLC Trust 2004-OP2
ARM


----------------------------------------------------------------------------------
ARM
----------------------------------------------------------------------------------
                                                      % of Mortgage      Weighted
                                                      Loan Pool by       Average
                    Number of       Aggregate           Aggregate         Gross
Current             Mortgage      Cut-off Date        Cut-off Date       Interest
Coupon                Loans     Principal Balance   Principal Balance      Rate
----------------------------------------------------------------------------------
3.250% - 3.499%             1            $198,713                0.03%       3.40%
4.500% - 4.749%             9          $1,552,901                0.25%       4.63%
4.750% - 4.999%            32          $8,034,423                1.31%       4.91%
5.000% - 5.249%            38          $7,979,816                1.30%       5.16%
5.250% - 5.499%            75         $15,883,149                2.59%       5.37%
5.500% - 5.749%           132         $29,460,219                4.81%       5.60%
5.750% - 5.999%           246         $54,855,313                8.96%       5.89%
6.000% - 6.249%           196         $39,004,914                6.37%       6.12%
6.250% - 6.499%           291         $61,721,605               10.08%       6.36%
6.500% - 6.749%           318         $61,350,641               10.02%       6.60%
6.750% - 6.999%           383         $70,115,554               11.45%       6.88%
7.000% - 7.249%           245         $41,653,978                6.80%       7.11%
7.250% - 7.499%           241         $39,735,419                6.49%       7.35%
7.500% - 7.749%           242         $38,646,331                6.31%       7.59%
7.750% - 7.999%           327         $50,042,090                8.17%       7.87%
8.000% - 8.249%           131         $17,957,227                2.93%       8.11%
8.250% - 8.499%           130         $17,676,985                2.89%       8.33%
8.500% - 8.749%           118         $16,630,671                2.72%       8.59%
8.750% - 8.999%           118         $15,528,076                2.54%       8.88%
9.000% - 9.249%            50          $5,982,010                0.98%       9.13%
9.250% - 9.499%            48          $5,554,635                0.91%       9.35%
9.500% - 9.749%            42          $5,006,630                0.82%       9.60%
9.750% - 9.999%            33          $3,507,190                0.57%       9.88%
10.000% - 10.249%           9          $1,258,556                0.21%      10.14%
10.250% - 10.499%           9          $1,094,826                0.18%      10.32%
10.500% - 10.749%           4            $376,755                0.06%      10.58%
10.750% - 10.999%           7            $647,231                0.11%      10.85%
11.000% - 11.249%           2            $164,078                0.03%      11.13%
11.250% - 11.499%           4            $404,295                0.07%      11.35%
11.500% - 11.749%           2            $176,930                0.03%      11.53%
11.750% - 11.999%           3            $171,252                0.03%      11.92%
----------------------------------------------------------------------------------
Total:                  3,486        $612,372,414              100.00%       6.96%
----------------------------------------------------------------------------------

Securitized Asset Backed Receivables LLC Trust 2004-OP2
Fixed


----------------------------------------------------------------------------------
Fixed
----------------------------------------------------------------------------------
                                                      % of Mortgage      Weighted
                                                      Loan Pool by       Average
                    Number of       Aggregate           Aggregate         Gross
Current             Mortgage      Cut-off Date        Cut-off Date       Interest
Coupon                Loans     Principal Balance   Principal Balance      Rate
----------------------------------------------------------------------------------
5.000% - 5.249%             3            $423,856                0.20%       5.13%
5.250% - 5.499%             7          $1,714,546                0.82%       5.44%
5.500% - 5.749%            48         $10,131,922                4.82%       5.60%
5.750% - 5.999%           177         $40,269,104               19.16%       5.89%
6.000% - 6.249%            51          $9,734,600                4.63%       6.11%
6.250% - 6.499%           112         $21,364,822               10.17%       6.37%
6.500% - 6.749%           116         $21,290,462               10.13%       6.58%
6.750% - 6.999%           153         $27,594,824               13.13%       6.89%
7.000% - 7.249%            68          $9,852,278                4.69%       7.11%
7.250% - 7.499%            76         $10,747,370                5.11%       7.36%
7.500% - 7.749%            91         $13,721,896                6.53%       7.59%
7.750% - 7.999%            85         $11,640,544                5.54%       7.88%
8.000% - 8.249%            42          $4,633,410                2.20%       8.12%
8.250% - 8.499%            37          $4,377,740                2.08%       8.37%
8.500% - 8.749%            48          $4,725,405                2.25%       8.59%
8.750% - 8.999%            49          $4,274,306                2.03%       8.87%
9.000% - 9.249%            17          $1,414,018                0.67%       9.08%
9.250% - 9.499%            15          $1,176,403                0.56%       9.37%
9.500% - 9.749%            22          $1,895,352                0.90%       9.57%
9.750% - 9.999%            36          $2,708,200                1.29%       9.83%
10.000% - 10.249%          10            $680,600                0.32%      10.09%
10.250% - 10.499%           7            $679,231                0.32%      10.35%
10.500% - 10.749%           2            $133,649                0.06%      10.50%
10.750% - 10.999%          38          $2,652,734                1.26%      10.92%
11.000% - 11.249%           5            $347,928                0.17%      11.04%
11.250% - 11.499%           3            $197,830                0.09%      11.38%
11.500% - 11.749%          21          $1,470,164                0.70%      11.50%
11.750% - 11.999%           2            $158,978                0.08%      11.94%
12.250% - 12.499%           2            $136,796                0.07%      12.45%
----------------------------------------------------------------------------------
Total:                  1,343        $210,148,970              100.00%       6.99%
----------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-OP2
OLTV > 85



1. Summary Statistics

As-of / Cut-off Date: 2004-09-01
Number of Mortgage Loans: 1,125
Aggregate Principal Balance ($): 199,752,686
Weighted Average Current Mortgage Rate (%): 7.110
Non-Zero Weighted Average Margin (%): 5.287
Non-Zero Weighted Average Maximum Rate (%): 12.933
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 355
Weighted Average Combined Original LTV (%): 91.28
% First Liens: 96.87
% Owner Occupied: 94.76
% Purchase: 36.97
% Full Documentation: 74.84
Non-Zero Weighted Average FICO Score: 630


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
Product                               Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Types                                   Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                               1           $115,232               0.06%      7.55%        117             90.00%
Fixed - 15 Year                              10          1,084,427               0.54      7.349         177             91.01
Fixed - 20 Year                              11          1,364,483               0.68      7.987         236             90.93
Fixed - 30 Year                             254         33,360,106              16.70      7.969         357             92.60
ARM - 15 Year/6 Month LIBOR                   2            150,732               0.08      6.609         357             89.47
ARM - 2 Year/6 Month LIBOR                  707        130,378,848              65.27      6.980         357             90.91
ARM - 2 Year/6 Month LIBOR/15 Year            4            491,306               0.25      7.476         260             90.34
ARM - 2 Year/6 Month LIBOR/5 Year
 Interest Only                               67         17,590,861               8.81      6.574         356             91.76
ARM - 3 Year/6 Month LIBOR                   56         11,461,135               5.74      6.900         357             90.71
ARM - 3 Year/6 Month LIBOR/5 Year
 Interest Only                                8          2,843,703               1.42      6.524         355             92.55
ARM - 6 Month LIBOR                           1            115,057               0.06     10.350         357             90.00
Fixed - 30 Year/5 Year Interest Only          4            796,797               0.40      6.861         357             90.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Range of                                                              Loan Pool by      Average     Average       Weighted
Gross                                 Number of      Aggregate          Aggregate        Gross     Remaining      Average
Interest                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Rates (%)                               Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                               4         $1,447,645               0.72%      4.83%        356             89.51%
5.000% - 5.999%                             104         26,105,941              13.07      5.754         354             90.32
6.000% - 6.999%                             365         83,070,776              41.59      6.551         355             91.18
7.000% - 7.999%                             337         55,041,503              27.55      7.485         354             91.10
8.000% - 8.999%                             179         22,642,431              11.34      8.453         353             91.13
9.000% - 9.999%                              68          6,711,002               3.36      9.477         353             93.33
10.000% - 10.999%                            45          3,173,729               1.59     10.724         354             97.95
11.000% - 11.999%                            23          1,559,659               0.78     11.460         344            100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.650%
Maximum: 11.990%
Weighted Average: 7.110%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Range of                                                              Loan Pool by      Average     Average       Weighted
Cut-off                               Number of      Aggregate          Aggregate        Gross     Remaining      Average
Date Principal                        Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Balances ($)                            Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                             4           $199,459               0.10%      8.39%        313             89.39%
$50,001 - $75,000                           173         10,797,007               5.41      9.001         347             94.52
$75,001 - $100,000                          137         11,894,946               5.95      8.284         352             92.52
$100,001 - $125,000                         130         14,665,859               7.34      7.637         355             91.22
$125,001 - $150,000                         141         19,222,892               9.62      7.277         353             91.21
$150,001 - $175,000                         102         16,532,431               8.28      7.148         355             90.94
$175,001 - $200,000                          73         13,609,786               6.81      6.973         357             91.13
$200,001 - $225,000                          75         16,000,944               8.01      6.893         357             91.30
$225,001 - $250,000                          49         11,609,965               5.81      6.905         349             90.64
$250,001 - $275,000                          49         12,938,017               6.48      6.789         357             91.23
$275,001 - $300,000                          36         10,309,052               5.16      6.602         357             90.81
$300,001 - $325,000                          35         10,985,294               5.50      6.845         357             91.58
$325,001 - $350,000                          25          8,426,123               4.22      6.742         356             90.89
$350,001 - $375,000                          20          7,225,213               3.62      6.801         357             91.22
$375,001 - $400,000                          17          6,573,074               3.29      6.367         357             90.85
$400,001 - $425,000                          13          5,391,652               2.70      6.761         357             91.46
$425,001 - $450,000                          10          4,367,802               2.19      6.638         357             91.01
$450,001 - $475,000                           7          3,225,769               1.61      6.614         340             88.34
$475,001 - $500,000                          10          4,913,532               2.46      6.369         356             89.62
$500,001 - $750,000                          19         10,863,869               5.44      6.485         356             90.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,694
Maximum: $743,000
Average: $177,558


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
Original                              Number of      Aggregate          Aggregate        Gross     Remaining      Average
Terms                                 Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
(month)                                 Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
120                                           1           $115,232               0.06%      7.55%        117             90.00%
180                                          13          1,347,478               0.67      7.446         177             90.94
240                                          11          1,364,483               0.68      7.987         236             90.93
360                                       1,100        196,925,493              98.58      7.101         357             91.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 358


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Range of                                                              Loan Pool by      Average     Average       Weighted
Remaining                             Number of      Aggregate          Aggregate        Gross     Remaining      Average
Terms                                 Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
(month)                                 Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                      1           $115,232               0.06%      7.55%        117             90.00%
121 - 180                                    13          1,347,478               0.67      7.446         177             90.94
181 - 240                                    11          1,364,483               0.68      7.987         236             90.93
301 - 360                                 1,100        196,925,493              98.58      7.101         357             91.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 358
Weighted Average: 355


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Range of                                                              Loan Pool by      Average     Average       Weighted
Combined                              Number of      Aggregate          Aggregate        Gross     Remaining      Average
Original                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
LTV Ratios (%)                          Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
85.01% - 90.00%                             754       $143,525,773              71.85%      6.97%        354             89.65%
90.01% - 95.00%                             276         49,484,979              24.77      7.105         356             94.81
95.01% - 100.00%                             95          6,741,933               3.38     10.202         348             99.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 85.08%
Maximum: 100.00%
Weighted Average: 91.28%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Range                                                                 Loan Pool by      Average     Average       Weighted
of                                    Number of      Aggregate          Aggregate        Gross     Remaining      Average
Gross                                 Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Margins (%)                             Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            280        $36,721,045              18.38%      7.93%        346             92.44%
1.000% - 3.500%                               4          1,391,653               0.70      5.822         357             89.56
3.501% - 4.000%                              30          6,683,200               3.35      5.793         356             89.97
4.001% - 4.500%                             103         29,678,165              14.86      6.157         356             90.75
4.501% - 5.000%                             158         35,053,544              17.55      6.554         357             91.05
5.001% - 5.500%                             183         34,528,957              17.29      6.911         357             91.34
5.501% - 6.000%                             117         19,679,904               9.85      7.348         357             90.76
6.001% - 6.500%                             105         17,069,589               8.55      7.624         357             90.77
6.501% - 7.000%                              71          9,937,618               4.97      7.939         352             92.32
7.001% - 7.500%                              31          3,478,470               1.74      8.459         357             91.36
7.501% - 8.000%                              32          4,455,234               2.23      8.664         357             90.96
8.001% - 8.500%                               8            776,793               0.39      8.854         357             89.84
8.501% - 9.000%                               3            298,516               0.15      9.096         357             92.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.500%
Maximum: 8.875%
Non-Zero Weighted Average: 5.287%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Range                                                                 % of Mortgage     Weighted   Weighted
of                                                                    Loan Pool by      Average     Average       Weighted
Minimum                               Number of      Aggregate          Aggregate        Gross     Remaining      Average
Mortgage                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Rates (%)                               Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            280        $36,721,045              18.38%      7.93%        346             92.44%
4.501% - 5.000%                               4          1,447,645               0.72      4.831         356             89.51
5.001% - 5.500%                              18          4,654,027               2.33      5.373         356             90.71
5.501% - 6.000%                              82         20,289,741              10.16      5.863         357             90.21
6.001% - 6.500%                             142         36,051,395              18.05      6.330         356             91.16
6.501% - 7.000%                             183         38,704,161              19.38      6.796         357             91.27
7.001% - 7.500%                             137         24,076,543              12.05      7.267         357             91.20
7.501% - 8.000%                             122         18,332,679               9.18      7.802         355             90.88
8.001% - 8.500%                              68          8,905,236               4.46      8.250         357             91.01
8.501% - 9.000%                              52          6,350,017               3.18      8.781         355             91.57
9.001% - 9.500%                              23          2,570,590               1.29      9.287         357             90.91
9.501% - 10.000%                             11          1,421,712               0.71      9.533         357             90.81
10.001% - 10.500%                             2            177,553               0.09     10.280         357             90.00
10.501% - 11.000%                             1             50,341               0.03     10.600         357             90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.650%
Maximum: 10.600%
Non-Zero Weighted Average: 6.928%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Range                                                                 % of Mortgage     Weighted   Weighted
of                                                                    Loan Pool by      Average     Average       Weighted
Maximum                               Number of      Aggregate          Aggregate        Gross     Remaining      Average
Mortgage                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Rates (%)                               Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            280        $36,721,045              18.38%      7.93%        346             92.44%
10.501% - 11.000%                             4          1,447,645               0.72      4.831         356             89.51
11.001% - 11.500%                            18          4,654,027               2.33      5.373         356             90.71
11.501% - 12.000%                            84         20,732,359              10.38      5.885         356             90.27
12.001% - 12.500%                           142         36,051,395              18.05      6.330         356             91.16
12.501% - 13.000%                           178         37,511,848              18.78      6.788         357             91.18
13.001% - 13.500%                           135         23,698,115              11.86      7.265         357             91.17
13.501% - 14.000%                           124         18,904,337               9.46      7.774         355             91.05
14.001% - 14.500%                            71          9,461,702               4.74      8.210         357             91.06
14.501% - 15.000%                            52          6,350,017               3.18      8.781         355             91.57
15.001% - 15.500%                            23          2,570,590               1.29      9.287         357             90.91
15.501% - 16.000%                            11          1,421,712               0.71      9.533         357             90.81
16.001% - 16.500%                             2            177,553               0.09     10.280         357             90.00
16.501% - 17.000%                             1             50,341               0.03     10.600         357             90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.650%
Maximum: 16.600%
Non-Zero Weighted Average: 12.933%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
                                      Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Initial Cap (%)                         Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            280        $36,721,045              18.38%      7.93%        346             92.44%
1.000%                                        4            826,254               0.41      7.836         355             93.23
2.000%                                        2            510,430               0.26      8.252         355             86.99
3.000%                                      839        161,694,957              80.95      6.917         356             91.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.987%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
Periodic                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Cap (%)                                 Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            280        $36,721,045              18.38%      7.93%        346             92.44%
1.000%                                      842        162,362,199              81.28     6.9260         356             91.00
1.500%                                        2            425,536               0.21     7.1690         355             95.00
6.000%                                        1            243,906               0.12     6.4900         356             90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 6.000%
Non-Zero Weighted Average: 1.009%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------

                                                                      % of Mortgage     Weighted   Weighted
Next                                                                  Loan Pool by      Average     Average       Weighted
Rate                                  Number of      Aggregate          Aggregate        Gross     Remaining      Average
Adjustment                            Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Date                                    Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            280        $36,721,045              18.38%      7.93%        346             92.44%
Dec-04                                        1            115,057               0.06     10.350         357             90.00
Mar-06                                        3            672,159               0.34      7.299         354             93.73
Apr-06                                       45         10,855,859               5.43      6.860         355             91.37
May-06                                      146         34,982,847              17.51      6.521         356             91.69
Jun-06                                      535         94,171,518              47.14      7.050         356             90.81
Jul-06                                       49          7,778,632               3.89      7.446         358             89.67
Apr-07                                        5          2,135,680               1.07      6.444         355             92.65
May-07                                       13          2,704,988               1.35      6.674         356             90.73
Jun-07                                       43          9,170,700               4.59      6.936         357             90.88
Jul-07                                        3            293,469               0.15      7.522         358             89.20
Jun-19                                        2            150,732               0.08      6.609         357             89.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-06-26


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
Geographical                          Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Distribution                            Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                  155        $41,571,963              20.81%      6.71%        355             91.28%
New York                                     88         23,452,705              11.74      6.711         354             90.79
Massachusetts                                67         13,259,811               6.64      7.027         357             90.66
New Jersey                                   54         11,899,241               5.96      7.107         355             91.03
Florida                                      68         10,081,884               5.05      7.396         352             91.45
Virginia                                     51          8,515,306               4.26      7.431         352             91.13
Illinois                                     50          8,359,234               4.18      7.366         354             90.96
Pennsylvania                                 56          6,767,393               3.39      7.307         345             91.51
Texas                                        47          5,396,405               2.70       7.72         354             91.88
Connecticut                                  30          4,903,150               2.45       6.93         357             91.84
Colorado                                     27          4,888,725               2.45      6.799         357             91.12
Other                                       432         60,656,868              30.37      7.396         355             91.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage     Weighted   Weighted
                                                                       Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate           Aggregate        Gross     Remaining      Average
                                      Mortgage      Cut-off Date       Cut-off Date      Interest     Term         Combined
Occupancy                               Loans    Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                   1,061        $189,279,460              94.76%      7.09%        355             91.33%
Investment                                   46           7,227,525               3.62      7.706         355             89.99
Second Home                                  18           3,245,701               1.62      6.930         344             91.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125        $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
Property                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Types                                   Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                     886       $153,619,151              76.90%      7.08%        354             91.25%
Planned Unit Development                     95         18,025,996               9.02      7.269         357             91.62
2-4 Family                                   75         17,495,290               8.76      7.099         355             90.67
Condo                                        67         10,452,230               5.23      7.356         357             92.13
Manufactured Housing                          2            160,019               0.08      6.609         357             90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage     Weighted   Weighted
                                                                       Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate           Aggregate        Gross     Remaining      Average
Loan                                  Mortgage      Cut-off Date       Cut-off Date      Interest     Term         Combined
Purpose                                 Loans    Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                         533        $103,003,171              51.57%      6.93%        354             91.05%
Purchase                                    454          73,843,347              36.97      7.317         356             91.64
Refinance - Rate Term                       138          22,906,168              11.47      7.264         353             91.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125        $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
Documentation                         Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Level                                   Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                          885       $149,500,802              74.84%      7.12%        355             91.60%
Stated Documentation                        230         47,479,203              23.77      7.018         354             90.31
No Documentation                              8          2,360,814               1.18      8.250         355             90.34
Lite Documentation                            2            411,867               0.21      7.605         356             90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Original                                                              Loan Pool by      Average     Average       Weighted
Prepayment                            Number of      Aggregate          Aggregate        Gross     Remaining      Average
Penalty                               Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Term (months)                           Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                           316        $56,322,400              28.20%      7.25%        355             91.41%
6                                             1            173,625               0.09      7.700         235             90.00
12                                           43          9,621,342               4.82      7.128         349             91.02
24                                          597        107,021,342              53.58      7.020         356             91.25
30                                            3            791,027               0.40      6.957         356             91.90
36                                          165         25,822,950              12.93      7.175         349             91.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 25


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage     Weighted   Weighted
                                                                       Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate           Aggregate        Gross     Remaining      Average
Lien                                  Mortgage      Cut-off Date       Cut-off Date      Interest     Term         Combined
Position                                Loans    Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                  1,032        $193,502,297              96.87%      7.00%        355             91.01%
2nd Lien                                     93           6,250,389               3.13     10.515         346             99.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125        $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
FICO                                  Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Score                                   Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Not Available                                 5           $710,765               0.36%      7.12%        356             91.47%
500 - 500                                     1            175,959               0.09      6.950         357             90.00
501 - 520                                    26          3,354,664               1.68      8.121         357             89.74
521 - 540                                    39          7,005,777               3.51      7.774         357             90.41
541 - 560                                    50          7,667,742               3.84      7.926         357             90.23
561 - 580                                    90         13,742,091               6.88      7.747         356             90.68
581 - 600                                   158         26,029,666              13.03      7.132         355             90.48
601 - 620                                   171         28,688,894              14.36      7.124         354             92.23
621 - 640                                   198         36,196,798              18.12      6.904         356             91.86
641 - 660                                   138         25,040,783              12.54      6.906         352             91.39
661 - 680                                    82         18,790,725               9.41      6.613         354             91.42
681 - 700                                    58         10,882,013               5.45      6.889         353             91.29
701 - 720                                    49          9,668,147               4.84      7.090         356             91.40
721 - 740                                    29          5,121,398               2.56      7.067         346             91.30
741 - 760                                    18          3,929,270               1.97      7.307         356             90.13
761 - 780                                     9          2,099,658               1.05      7.034         356             89.79
781 - 800                                     2            261,516               0.13      7.039         356             89.49
801 >=                                        2            386,820               0.19      7.455         323             94.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,125       $199,752,686             100.00%      7.11%        355             91.28%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 630

Securitized Asset Backed Receivables LLC Trust 2004-OP2
FICO < 620



1. Summary Statistics

As-of / Cut-off Date: 2004-09-01
Number of Mortgage Loans: 2,943
Aggregate Principal Balance ($): 479,671,991
Weighted Average Current Mortgage Rate (%): 7.272
Non-Zero Weighted Average Margin (%): 5.501
Non-Zero Weighted Average Maximum Rate (%): 13.247
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 75.35
% First Liens: 99.37
% Owner Occupied: 96.12
% Purchase: 17.06
% Full Documentation: 65.84
Non-Zero Weighted Average FICO Score: 565



2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
Product                               Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Types                                   Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                               5           $279,372               0.06%     8.655%        117             70.71%
Fixed - 15 Year                              37          4,228,810               0.88      7.310         177             69.53
Fixed - 20 Year                              20          2,025,816               0.42      7.904         237             71.60
Fixed - 30 Year                             485         72,300,020              15.07      7.417         357             70.75
ARM - 15 Year/6 Month LIBOR                   4            932,442               0.19      6.149         357             70.48
ARM - 2 Year/6 Month LIBOR                2,140        351,144,807              73.21      7.300         357             75.84
ARM - 2 Year/6 Month LIBOR/15 Year           13          1,287,735               0.27      7.512         209             71.14
ARM - 2 Year/6 Month LIBOR/5 Year
Interest Only                                65         17,464,491               3.64      6.624         356             85.84
ARM - 3 Year/6 Month LIBOR                  158         25,182,032               5.25      6.978         357             74.55
ARM - 3 Year/6 Month LIBOR/5 Year
Interest Only                                 9          2,787,289               0.58      6.444         356             88.75
ARM - 6 Month LIBOR                           2            325,027               0.07      6.862         356             78.86
Fixed - 30 Year/5 Year Interest Only          5          1,714,150               0.36      7.083         355             74.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Range of                                                              Loan Pool by      Average     Average       Weighted
Gross                                 Number of      Aggregate          Aggregate        Gross     Remaining      Average
Interest                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Rates (%)                               Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                              11         $2,271,245               0.47%     4.885%        356             69.48%
5.000% - 5.999%                             237         51,616,842              10.76      5.724         355             72.50
6.000% - 6.999%                             858        168,504,079              35.13      6.575         354             75.25
7.000% - 7.999%                             988        157,298,452              32.79      7.530         355             76.24
8.000% - 8.999%                             537         68,551,225              14.29      8.475         353             76.42
9.000% - 9.999%                             222         23,570,573               4.91      9.462         353             73.69
10.000% - 10.999%                            47          4,727,830               0.99     10.401         350             72.10
11.000% - 11.999%                            41          2,994,949               0.62     11.447         350             80.99
12.000% - 12.999%                             2            136,796               0.03     12.450         357             77.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.600%
Maximum: 12.450%
Weighted Average: 7.272%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Range of                                                              Loan Pool by      Average     Average       Weighted
Cut-off                               Number of      Aggregate          Aggregate        Gross     Remaining      Average
Date Principal                        Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Balances ($)                            Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                            41         $2,039,582               0.43%     8.482%        319             60.59%
$50,001 - $75,000                           431         27,214,853               5.67      8.359         347             75.49
$75,001 - $100,000                          430         38,028,015               7.93      7.968         351             75.27
$100,001 - $125,000                         383         43,052,631               8.98      7.595         355             75.13
$125,001 - $150,000                         337         46,313,985               9.66      7.345         355             75.30
$150,001 - $175,000                         283         46,020,249               9.59      7.256         352             73.91
$175,001 - $200,000                         233         43,742,031               9.12      7.243         356             74.04
$200,001 - $225,000                         207         44,095,955               9.19      7.122         354             74.47
$225,001 - $250,000                         137         32,605,492               6.80      7.145         354             76.10
$250,001 - $275,000                         124         32,525,589               6.78      7.034         357             76.29
$275,001 - $300,000                          83         23,940,435               4.99      6.777         357             75.67
$300,001 - $325,000                          71         22,152,678               4.62      6.921         355             74.08
$325,001 - $350,000                          48         16,195,370               3.38      7.082         353             77.55
$350,001 - $375,000                          26          9,420,102               1.96      6.549         357             76.81
$375,001 - $400,000                          32         12,408,620               2.59      6.782         356             77.40
$400,001 - $425,000                          15          6,195,570               1.29      6.885         357             81.67
$425,001 - $450,000                           8          3,517,883               0.73      6.848         356             73.31
$450,001 - $475,000                           9          4,179,722               0.87      6.923         357             83.23
$475,001 - $500,000                          11          5,397,093               1.13      6.686         357             75.48
$500,001 - $750,000                          32         18,917,725               3.94      6.644         356             77.31
$750,001 - $1,000,000                         2          1,708,413               0.36      7.622         356             69.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $47,751
Maximum: $950,000
Average: $162,987


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
Original                              Number of      Aggregate          Aggregate        Gross     Remaining      Average
Terms                                 Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
(month)                                 Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
120                                           5           $279,372               0.06%      8.66%        117             70.71%
180                                          49          5,288,290               1.10      7.370         177             69.03
240                                          20          2,025,816               0.42      7.904         237             71.60
360                                       2,869        472,078,512              98.42      7.267         357             75.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%      7.27%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 357


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Range of                                                              Loan Pool by      Average     Average       Weighted
Remaining                             Number of      Aggregate          Aggregate        Gross     Remaining      Average
Terms                                 Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
(month)                                 Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                      5           $279,372               0.06%     8.655%        117             70.71%
121 - 180                                    49          5,288,290               1.10      7.370         177             69.03
181 - 240                                    20          2,025,816               0.42      7.904         237             71.60
301 - 360                                 2,869        472,078,512              98.42      7.267         357             75.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 358
Weighted Average: 354


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Range of                                                              Loan Pool by      Average     Average       Weighted
Combined                              Number of      Aggregate          Aggregate        Gross     Remaining      Average
Original                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
LTV Ratios (%)                          Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                               2           $140,991               0.03%      9.66%        356             11.84%
15.01% - 20.00%                               2            114,772               0.02      8.933         356             17.60
20.01% - 25.00%                               4            269,035               0.06      8.007         309             22.96
25.01% - 30.00%                              15          1,602,609               0.33      8.197         347             28.56
30.01% - 35.00%                              25          3,023,476               0.63      7.503         339             32.31
35.01% - 40.00%                              22          3,666,696               0.76      6.711         343             37.75
40.01% - 45.00%                              45          6,685,780               1.39      6.983         351             42.97
45.01% - 50.00%                              65          8,973,373               1.87      7.071         354             47.80
50.01% - 55.00%                              75         11,050,216               2.30      7.183         349             53.00
55.01% - 60.00%                             124         20,056,024               4.18      7.057         353             58.22
60.01% - 65.00%                             236         38,796,204               8.09      7.453         355             63.24
65.01% - 70.00%                             277         47,620,148               9.93      7.164         354             68.89
70.01% - 75.00%                             366         66,133,614              13.79      7.268         355             74.14
75.01% - 80.00%                             972        155,009,775              32.32      7.280         355             79.61
80.01% - 85.00%                             182         30,647,576               6.39      7.128         351             84.43
85.01% - 90.00%                             394         65,703,895              13.70      7.268         356             89.70
90.01% - 95.00%                             109         18,285,782               3.81      7.415         357             94.82
95.01% - 100.00%                             28          1,892,024               0.39     11.146         346             99.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%      7.27%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.82%
Maximum: 100.00%
Weighted Average: 75.35%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Range                                                                 Loan Pool by      Average     Average       Weighted
of                                    Number of      Aggregate          Aggregate        Gross     Remaining      Average
Gross                                 Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Margins (%)                             Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            552        $80,548,169              16.79%      7.42%        344             70.79%
1.000% - 3.500%                              25          5,404,496               1.13      5.728         356             67.99
3.501% - 4.000%                              88         18,639,708               3.89      5.855         357             69.41
4.001% - 4.500%                             205         42,292,078               8.82      6.217         356             77.15
4.501% - 5.000%                             389         75,950,699              15.83      6.681         356             76.86
5.001% - 5.500%                             447         75,107,064              15.66      7.142         357             75.26
5.501% - 6.000%                             424         68,544,054              14.29      7.418         356             76.49
6.001% - 6.500%                             319         46,683,610               9.73      7.801         357             79.69
6.501% - 7.000%                             243         34,556,735               7.20      8.196         355             77.50
7.001% - 7.500%                             122         17,033,678               3.55      8.666         357             74.99
7.501% - 8.000%                              88         10,805,425               2.25      9.237         357             74.80
8.001% - 8.500%                              24          2,420,207               0.50      9.470         357             70.90
8.501% - 9.000%                              10            936,839               0.20      9.743         357             79.71
9.001% - 9.500%                               4            424,627               0.09     10.796         357             71.56
9.501% - 10.000%                              1             49,955               0.01     11.850         357             60.61
10.001% - 10.500%                             2            274,646               0.06     10.887         357             65.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%      7.27%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.500%
Maximum: 10.325%
Non-Zero Weighted Average: 5.501%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Range                                                                 % of Mortgage     Weighted   Weighted
of                                                                    Loan Pool by      Average     Average       Weighted
Minimum                               Number of      Aggregate          Aggregate        Gross     Remaining      Average
Mortgage                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Rates (%)                               Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            552        $80,548,169              16.79%     7.421%        344             70.79%
4.501% - 5.000%                              12          2,485,205               0.52      4.895         356             68.44
5.001% - 5.500%                              53         10,968,983               2.29      5.349         357             73.56
5.501% - 6.000%                             155         34,118,932               7.11      5.837         356             74.85
6.001% - 6.500%                             297         62,456,286              13.02      6.322         356             76.49
6.501% - 7.000%                             435         81,025,141              16.89      6.821         356             77.21
7.001% - 7.500%                             369         62,856,156              13.10      7.298         356             77.46
7.501% - 8.000%                             445         66,466,649              13.86      7.801         355             76.41
8.001% - 8.500%                             234         31,896,830               6.65      8.284         357             77.40
8.501% - 9.000%                             188         23,952,569               4.99      8.779         357             75.61
9.001% - 9.500%                             100         11,545,737               2.41      9.261         357             73.46
9.501% - 10.000%                             67          7,466,707               1.56      9.762         356             71.92
10.001% - 10.500%                            16          2,159,701               0.45     10.245         357             69.12
10.501% - 11.000%                            10            904,878               0.19     10.778         357             68.84
11.001% - 11.500%                             7            648,795               0.14     11.315         357             61.11
11.501% - 12.000%                             3            171,252               0.04      11.92         357             62.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.600%
Maximum: 11.990%
Non-Zero Weighted Average: 7.241%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Range                                                                 % of Mortgage     Weighted   Weighted
of                                                                    Loan Pool by      Average     Average       Weighted
Maximum                               Number of      Aggregate          Aggregate        Gross     Remaining      Average
Mortgage                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Rates (%)                               Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            552        $80,548,169              16.79%      7.42%        344             70.79%
10.501% - 11.000%                            13          3,082,775               0.64      5.099         356             69.49
11.001% - 11.500%                            53         10,968,983               2.29      5.349         357             73.56
11.501% - 12.000%                           153         33,277,654               6.94      5.835         356             75.02
12.001% - 12.500%                           296         62,392,322              13.01      6.324         356             76.52
12.501% - 13.000%                           433         80,350,682              16.75      6.814         356             77.23
13.001% - 13.500%                           368         62,583,998              13.05      7.293         356             77.37
13.501% - 14.000%                           445         66,229,839              13.81      7.793         355             76.37
14.001% - 14.500%                           237         32,410,989               6.76      8.275         357             77.61
14.501% - 15.000%                           189         24,786,827               5.17      8.737         356             75.44
15.001% - 15.500%                           100         11,545,737               2.41      9.261         357             73.46
15.501% - 16.000%                            68          7,609,391               1.59      9.747         356             71.79
16.001% - 16.500%                            16          2,159,701               0.45     10.245         357             69.12
16.501% - 17.000%                             9            802,290               0.17     10.801         357             68.05
17.001% - 17.500%                             7            648,795               0.14     11.315         357             61.11
17.501% - 18.000%                             4            273,840               0.06     11.426         357             67.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%      7.27%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.600%
Maximum: 17.990%
Non-Zero Weighted Average: 13.247%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
                                      Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Initial Cap (%)                         Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            552        $80,548,169              16.79%      7.42%        344             70.79%
1.00%                                         6          1,224,165               0.26      7.478         356             77.08
2.00%                                         1            363,530               0.08      5.980         356             78.49
3.00%                                     2,384        397,536,127              82.88      7.242         356             76.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%      7.27%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.993%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage     Weighted   Weighted
                                                                       Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate           Aggregate        Gross     Remaining      Average
Periodic                              Mortgage      Cut-off Date       Cut-off Date      Interest     Term         Combined
Cap (%)                                 Loans    Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            552         $80,548,169              16.79%      7.42%        344             70.79%
1.00%                                     2,383         397,053,413              82.78      7.243         356             76.31
1.50%                                         8           2,070,409               0.43      7.074         356             67.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943        $479,671,991             100.00%      7.27%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.003%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Next                                                                  Loan Pool by      Average     Average       Weighted
Rate                                  Number of      Aggregate          Aggregate        Gross     Remaining      Average
Adjustment                            Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Date                                    Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            552        $80,548,169              16.79%      7.42%        344             70.79%
Nov-04                                        1            209,970               0.04      4.950         356             72.76
Dec-04                                        1            115,057               0.02     10.350         357             90.00
Oct-05                                        1             56,737               0.01     10.450         349             75.00
Nov-05                                        3            648,296               0.14      7.908         350             59.60
Dec-05                                        2            289,787               0.06      9.088         351             75.93
Jan-06                                        2            177,489               0.04      7.386         352             70.64
Mar-06                                        4            712,559               0.15      7.409         354             69.64
Apr-06                                       82         17,599,605               3.67      6.857         355             69.99
May-06                                      401         80,761,933              16.84      6.892         356             72.03
Jun-06                                    1,563        246,610,336              51.41      7.353         356             78.00
Jul-06                                      160         23,040,290               4.80      7.950         357             78.61
Apr-07                                        6          2,057,800               0.43      6.393         355             81.99
May-07                                       43          7,213,235               1.50      6.704         356             73.08
Jun-07                                      111         17,831,529               3.72      7.029         357             76.31
Jul-07                                        7            866,757               0.18      7.878         358             78.57
May-19                                        1            363,199               0.08      6.250         356             59.84
Jun-19                                        3            569,243               0.12      6.085         357             77.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%      7.27%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-06-28


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
Geographical                          Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Distribution                            Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                  447       $108,324,947              22.58%      6.92%        355             75.29%
New York                                    284         62,147,632              12.96      7.081         353             69.16
Massachusetts                               222         45,715,991               9.53      6.876         355             70.42
Florida                                     240         30,765,333               6.41      7.441         353             76.64
New Jersey                                  148         29,330,325               6.11      7.265         356             74.50
Texas                                       210         21,622,788               4.51      7.947         345             77.42
Virginia                                    100         14,937,350               3.11      7.553         353             77.91
Illinois                                     90         12,607,237               2.63      7.511         355             79.53
Pennsylvania                                102         12,363,617               2.58      7.258         344             79.25
Maryland                                     61         10,898,175               2.27      7.723         356             77.30
Rhode Island                                 63         10,700,183               2.23      6.843         357             74.04
Other                                       976        120,258,413              25.07      7.614         356             78.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%      7.27%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 46


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage     Weighted   Weighted
                                                                       Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate           Aggregate        Gross     Remaining      Average
                                      Mortgage      Cut-off Date       Cut-off Date      Interest     Term         Combined
Occupancy                               Loans    Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                   2,810        $461,072,603              96.12%     7.258%        354             75.61%
Investment                                  102          13,595,697               2.83      7.741         353             67.10
Second Home                                  31           5,003,691               1.04      7.244         348             73.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943        $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
Property                              Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Types                                   Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                   2,397       $380,206,510              79.26%     7.281%        354             75.64%
2-4 Family                                  199         41,827,628               8.72      7.206         354             70.53
Planned Unit Development                    182         34,566,516               7.21      7.265         356             77.49
Condo                                       137         20,181,567               4.21      7.214         357             75.86
Manufactured Housing                         28          2,889,770               0.60      7.470         357             77.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage     Weighted   Weighted
                                                                       Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate           Aggregate        Gross     Remaining      Average
Loan                                  Mortgage      Cut-off Date       Cut-off Date      Interest     Term         Combined
Purpose                                 Loans    Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                       2,063        $348,515,218              72.66%     7.219%        353             73.69%
Purchase                                    579          81,847,110              17.06      7.304         356             81.36
Refinance - Rate Term                       301          49,309,663              10.28      7.590         356             77.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943        $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage     Weighted   Weighted
                                                                       Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate           Aggregate        Gross     Remaining      Average
Documentation                         Mortgage      Cut-off Date       Cut-off Date      Interest     Term         Combined
Level                                   Loans    Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                        2,059        $315,805,029              65.84%     7.226%        354             77.41%
Stated Documentation                        857         159,662,975              33.29      7.347         354             71.39
Lite Documentation                           27           4,203,987               0.88      7.839         348             71.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943        $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
Original                                                              Loan Pool by      Average     Average       Weighted
Prepayment                            Number of      Aggregate          Aggregate        Gross     Remaining      Average
Penalty                               Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Term (months)                           Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                           841       $131,017,246              27.31%     7.484%        354             74.84%
6                                             1            173,625               0.04      7.700         235             90.00
12                                          156         30,166,655               6.29      6.910         351             68.99
24                                        1,519        252,028,378              52.54      7.231         356             76.96
30                                            4            968,695               0.20      7.262         357             86.26
36                                          422         65,317,391              13.62      7.168         349             72.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 25


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage     Weighted   Weighted
                                                                       Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate           Aggregate        Gross     Remaining      Average
Lien                                  Mortgage      Cut-off Date       Cut-off Date      Interest     Term         Combined
Position                                Loans    Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                  2,901        $476,641,129              99.37%     7.249%        354             75.28%
2nd Lien                                     42           3,030,862               0.63     10.799         346             86.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943        $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage     Weighted   Weighted
                                                                      Loan Pool by      Average     Average       Weighted
                                      Number of      Aggregate          Aggregate        Gross     Remaining      Average
FICO                                  Mortgage     Cut-off Date       Cut-off Date      Interest     Term         Combined
Score                                   Loans    Principal Balance  Principal Balance     Rate     (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Not Available                                68         $7,489,521               1.56%     8.017%        353             72.59%
500 - 500                                    15          2,785,321               0.58      7.879         357             73.10
501 - 520                                   387         61,316,739              12.78      7.874         356             72.49
521 - 540                                   461         73,036,426              15.23      7.692         356             73.47
541 - 560                                   452         71,938,765              15.00      7.457         354             73.46
561 - 580                                   443         72,976,966              15.21      7.227         355             74.58
581 - 600                                   519         89,739,724              18.71      6.914         353             77.62
601 - 620                                   598        100,388,529              20.93      6.746         353             78.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    2,943       $479,671,991             100.00%     7.272%        354             75.35%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 619
Non-Zero Weighted Average: 565

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Collateral Analysis

                              Total Current     Wtd Avg         Percent of    Wtd Avg          Wtd Avg Wtd Avg  Wtd Avg
FICO Low   FICO High    LTV     Balance     Current Balance  Current Balance    GWAC     % MI    FICO     DTI     LTV       % SFD
------------------------------------------------------------------------------------------------------------------------------------
     500         524   > 65     60,162,298    163,041.46          7.31%         7.770     N/A     513    40.31    77.23     81.44
     525         549   > 65     73,871,747    164,892.29          8.98%         7.615     N/A     537    40.80    78.65     80.96
     550         574   > 65     66,183,977    161,424.34          8.05%         7.391     N/A     562    39.09    79.47     80.57
     575         599   > 70     80,328,655    175,007.96          9.77%         7.058     N/A     587    39.24    83.41     79.72
     600         624   > 70    105,086,055    164,196.96         12.78%         6.786     N/A     612    38.75    83.95     76.87
     625         649   > 70    101,368,066    176,907.62         12.32%         6.662     N/A     636    38.94    84.84     75.06
     650         674   > 80     33,857,717    199,163.04          4.12%         6.797     N/A     661    38.94    89.76     69.77
     675         699   > 80     19,302,245    194,972.17          2.35%         6.758     N/A     685    40.33    90.02     67.75
     700         724   > 80     15,936,482    206,967.29          1.94%         6.966     N/A     710    38.75    89.49     53.53
     725         749   > 85      5,324,517    183,604.03          0.65%         7.076     N/A     736    39.98    90.77     55.90
     750         774   > 85      3,838,514    225,794.94          0.47%         7.277     N/A     760    41.58    90.11     35.28
     775         799   > 85        777,048    194,262.12          0.09%         6.879     N/A     781    42.77    89.83     59.04
     800         max   > 85        386,820    193,409.75          0.05%         7.455     N/A     810    38.76    94.10     81.96
                               822,521,383


[TABLE CONTINUED]



FICO Low    % PUD % Owner Occ % Full Doc  % Ltd Doc % Stated Doc  % Int Only
----------------------------------------------------------------------------
     500    7.14      98.90      60.24       2.13       37.63           -
     525    8.82      97.90      68.58       0.73       30.68        1.53
     550    5.38      96.34      64.10       0.73       35.17        0.93
     575    7.91      96.72      74.19       0.19       25.62        8.07
     600    8.52      95.75      73.48       0.40       26.11       13.07
     625    9.26      91.48      66.67          -       33.33        9.65
     650   11.09      96.26      56.21       0.59       43.20        7.40
     675    3.56      80.44      59.49          -       40.51        4.24
     700    8.64      71.19      39.84          -       52.73        1.71
     725   12.54      68.61      43.27          -       53.26           -
     750    4.30      75.82      16.20          -       69.54           -
     775       -     100.00      17.11          -       66.34           -
     800       -     100.00      18.04          -           -           -




                              Total Current     Wtd Avg         Percent of    Wtd Avg          Wtd Avg Wtd Avg  Wtd Avg
LTV Low     LTV High    DTI     Balance     Current Balance  Current Balance    GWAC     % MI    FICO     DTI     LTV       % SFD
------------------------------------------------------------------------------------------------------------------------------------
      60%         64%  > 50      5,284,509    229,761.25          0.64%          6.96     N/A     606    53.04    62.39     71.77
      65%         69%  > 50      4,783,399    159,446.62          0.58%          7.59     N/A     561    53.21    66.71     79.31
      70%         74%  > 50      7,333,729    215,697.91          0.89%          6.79     N/A     584    52.46    71.19     60.19
      75%         79%  > 50      7,829,279    200,750.75          0.95%          6.98     N/A     573    52.30    76.68     77.12
      80%         84%  > 50     11,508,616    185,622.83          1.40%          6.89     N/A     585    51.97    80.33     70.62
      85%         89%  > 50      3,418,296    201,076.23          0.42%          6.78     N/A     647    52.52    86.20     52.99
      90%         94%  > 50     10,575,862    220,330.45          1.29%          6.90     N/A     603    51.40    90.24     79.22
      95%         99%  > 50      1,101,228    220,245.59          0.13%          6.63     N/A     621    51.86    95.01     80.04
     100%        max   > 50         75,849     75,848.68          0.01%          9.50     N/A     653    51.24   100.00    100.00
                               822,521,383


[TABLE CONTINUED]



LTV Low     % PUD % Owner Occ % Full Doc  % Ltd Doc % Stated Doc  % Int Only
----------------------------------------------------------------------------
      60%   3.83      70.39      62.26          -       37.74           -
      65%   5.18      88.03      57.55       6.97       35.47           -
      70%  17.69      92.63      77.05          -       22.95        5.25
      75%   2.26      89.71      60.08       5.07       34.85        3.35
      80%  11.39      93.70      84.01       0.48       15.51        7.22
      85%   6.15      98.15      81.57          -       18.43           -
      90%   5.46      96.76      94.35          -        5.65       16.62
      95%  19.96     100.00     100.00          -           -           -
     100%      -     100.00     100.00          -           -           -



                              Total Current     Wtd Avg         Percent of    Wtd Avg          Wtd Avg Wtd Avg  Wtd Avg
DTI Low     DTI High   FICO     Balance     Current Balance  Current Balance    GWAC     % MI    FICO     DTI     LTV       % SFD
------------------------------------------------------------------------------------------------------------------------------------
      20%         24% < 525      4,135,380    100,862.94          0.50%          8.05     N/A     515    22.59    70.57     85.58
      25%         29% < 550     12,774,488    138,853.13          1.55%          7.65     N/A     526    27.40    71.85     85.96
      30%         34% < 575     37,374,693    142,651.50          4.54%          7.69     N/A     538    32.62    71.36     85.16
      35%         39% < 600     68,222,193    170,555.48          8.29%          7.42     N/A     555    37.71    73.95     77.74
      40%         44% < 625    112,510,852    173,093.62         13.68%          7.18     N/A     572    42.66    77.16     79.89
      45%         49% < 650    129,027,466    181,985.14         15.69%          7.09     N/A     577    47.36    77.73     75.25
      50%         54% < 675     44,493,891    188,533.44          5.41%          7.02     N/A     576    51.70    75.75     75.95
      55%        max  < 700      7,752,868    189,094.35          0.94%          7.14     N/A     572    56.40    66.66     65.21
                               822,521,383


[TABLE CONTINUED]



DTI Low     % PUD % Owner Occ % Full Doc  % Ltd Doc % Stated Doc  % Int Only
----------------------------------------------------------------------------
      20%   3.41     100.00      55.74          -       44.26           -
      25%   4.89      98.82      73.75          -       26.25           -
      30%   3.84      96.84      59.80       0.96       39.25        0.72
      35%   9.49      95.62      58.58       0.40       41.02        1.57
      40%   7.72      97.26      64.52       0.07       35.40        6.23
      45%   6.60      95.72      65.04       1.43       33.53        5.13
      50%   9.07      94.73      76.42       1.27       22.31        7.21
      55%   2.75      85.39      74.61       4.79       20.60           -


LIMITED AND STATED DOC

                                             Total Current               Wtd Avg               Percent of         Wtd Avg
   FICO Low        FICO High                     Balance            Current Balance        Current Balance         GWAC       % MI
------------------------------------------------------------------------------------------------------------------------------------
            500             524                        2,666,749          133,337.46            0.32%                 8.14     N/A
            525             549                       33,429,624          194,358.28            4.06%                 7.90     N/A
            550             574                       30,814,982          167,472.73            3.75%                 7.78     N/A
            575             599                       33,890,064          191,469.29            4.12%                 7.21     N/A
            600             624                       33,239,519          193,253.02            4.04%                 6.96     N/A
            625             649                       39,322,939          192,759.51            4.78%                 6.84     N/A
            650             674                       43,105,237          205,263.03            5.24%                 6.74     N/A
            675             699                       46,661,944          211,140.02            5.67%                 6.50     N/A
            700             724                       24,215,464          210,569.25            2.94%                 6.62     N/A
            725             749                       18,698,466          210,095.12            2.27%                 6.57     N/A
            750             774                        9,357,495          212,670.34            1.14%                 6.54     N/A
            775             799                        5,152,451          184,016.10            0.63%                 6.61     N/A
            800 max                                      936,359          187,271.81            0.11%                 6.67     N/A

                                                     822,521,383


[TABLE CONTINUED]


                   Wtd Avg      Wtd Avg      Wtd Avg
   FICO Low        FICO          DTI          LTV         % SFD      % PUD        % Owner Occ        % Full Doc       % Ltd Doc
------------------------------------------------------------------------------------------------------------------------------------
            500           -       37.63        68.38       88.94        5.37               96.67                -           1.95
            525        512        39.82        70.26       81.08        6.73               98.38                -           4.27
            550        537        40.90        71.12       79.61        5.43               98.90                -           2.45
            575        563        38.63        69.66       77.52        4.11               94.91                -           2.05
            600        588        38.74        72.35       76.89        4.23               90.60                -           2.38
            625        612        38.61        74.37       72.01        7.03               91.32                -           1.45
            650        637        38.57        78.45       70.19        8.02               86.77                -           0.80
            675        662        38.88        78.57       64.91        7.98               86.18                -           0.43
            700        686        38.77        78.90       62.07        4.76               79.18                -              -
            725        712        38.38        81.00       56.29        3.55               70.40                -           1.88
            750        737        37.73        81.42       66.33        8.58               84.10                -              -
            775        761        39.05        80.53       40.97        5.29               68.34                -              -
            800        780        39.72        85.51       66.01           -              100.00                -              -


[TABLE CONTINUED]



   FICO Low        % Stated Doc       % Int Only      % CA       % NY      % FL
----------------------------------------------------------------------------------
            500              98.05              -       34.75       3.43      3.78
            525              95.73              -       27.94      17.47      7.37
            550              97.55           1.07       20.68      14.34      7.56
            575              97.95              -       20.38      20.10      6.93
            600              97.62           1.84       17.52      19.27      8.48
            625              98.55              -       26.32      23.19      6.26
            650              99.20           0.57       15.94      14.75      5.66
            675              99.57              -       19.67      17.94      4.63
            700             100.00              -        8.22      29.02      9.58
            725              98.12              -       15.41      16.61      4.72
            750             100.00              -       35.79      12.40      1.69
            775             100.00              -       23.39      16.07         -
            800             100.00              -       12.25      33.99     11.53


IO LOANS

                                          Total Current                 Wtd Avg               Percent of         Wtd Avg
   FICO Low        FICO High                     Balance            Current Balance        Current Balance         GWAC       % MI
------------------------------------------------------------------------------------------------------------------------------------
            500             524
            525             549                        1,127,000          375,666.67            0.14%                 7.38     N/A
            550             574                          614,066          204,688.83            0.07%                 6.90     N/A
            575             599                        7,434,721          265,525.75            0.90%                 7.00     N/A
            600             624                       14,551,420          269,470.75            1.77%                 6.34     N/A
            625             649                       10,151,363          290,038.95            1.23%                 6.26     N/A
            650             674                        3,384,293          282,024.41            0.41%                 6.35     N/A
            675             699                          818,225          272,741.67            0.10%                 6.31     N/A
            700             724                          613,632          204,544.00            0.07%                 6.15     N/A
            725             749
            750             774
            775             799
            800 max
                                                     822,521,383


[TABLE CONTINUED]


                     Wtd Avg      Wtd Avg      Wtd Avg
   FICO Low           FICO          DTI          LTV         % SFD      % PUD        % Owner Occ        % Full Doc       % Ltd Doc
------------------------------------------------------------------------------------------------------------------------------------
            500
            525           536        43.51        80.15       68.50          -               100.00           70.72               -
            550           561        43.67        82.77      100.00          -               100.00          100.00               -
            575           589        40.26        84.40       70.70      19.85               100.00           91.77               -
            600           612        40.00        85.87       74.77      16.28                96.76          100.00               -
            625           635        39.57        85.91       68.77      18.82               100.00           97.56               -
            650           661        34.39        87.75       88.88      11.12               100.00          100.00               -
            675           694        34.87        94.04       71.79          -               100.00          100.00               -
            700           702        41.40        77.70       55.69      44.31               100.00          100.00               -
            725
            750
            775



   FICO Low      % Stated Doc       % Int Only      % CA       % NY      % FL
---------------------------------------------------------------------------------
            500
            525            29.28        100.00        39.22      31.50         -
            550                -        100.00        56.02          -         -
            575             8.23        100.00        60.48       6.13         -
            600                -        100.00        73.16          -      4.42
            625             2.44        100.00        71.36          -         -
            650                -        100.00        60.27       8.38      4.91
            675                -        100.00        71.79          -         -
            700                -        100.00        24.61          -     44.31
            725
            750
            775

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.


Securitized Asset Backed Receivables LLC Trust 2004-OP2
All records



--------------------------------------------------------------------------------------------------------------------------------
All records
--------------------------------------------------------------------------------------------------------------------------------

                                                              % by                                             Weighted
                                        Current             Current         Weighted         Weighted          Average
FICO              Number of            Principal           Principal         Average          Average          Maximum
Score 1             Loans               Balance             Balance          Coupon           Margin             Rate
--------------------------------------------------------------------------------------------------------------------------------
Not Available                 68           7,489,521.00            0.91            8.017            5.843            13.880
500                           15           2,785,321.00            0.34            7.879            6.009            13.845
501 - 510                    172          26,535,406.00            3.23            7.982            6.067            13.943
511 - 520                    215          34,781,333.00            4.23            7.792            5.928            13.758
521 - 530                    230          35,812,451.00            4.35            7.687            5.956            13.708
531 - 540                    231          37,223,975.00            4.53            7.697            5.877            13.645
541 - 550                    245          38,425,653.00            4.67            7.515            5.791            13.433
551 - 560                    207          33,513,112.00            4.07            7.390            5.622            13.322
561 - 570                    233          36,162,987.00            4.40            7.352            5.698            13.372
571 - 580                    210          36,813,979.00            4.48            7.105            5.436            13.050
581 - 590                    273          45,481,896.00            5.53            7.086            5.247            12.999
591 - 600                    246          44,257,828.00            5.38            6.737            5.005            12.676
601 - 610                    323          54,442,303.00            6.62            6.763            4.827            12.645
611 - 620                    309          52,204,317.00            6.35            6.709            4.782            12.598
621 - 630                    298          50,933,834.00            6.19            6.636            4.689            12.494
631 - 640                    297          51,210,410.00            6.23            6.701            4.577            12.481
641 - 650                    240          42,649,174.00            5.19            6.526            4.566            12.403
651 - 660                    215          35,916,247.00            4.37            6.609            4.557            12.442
661 - 670                    183          36,684,698.00            4.46            6.415            4.448            12.281
671 - 680                    136          27,678,502.00            3.37            6.280            4.451            12.252
681 - 690                    101          18,465,274.00            2.24            6.532            4.502            12.575
691 - 700                     77          14,174,587.00            1.72            6.533            4.451            12.411
701 - 710                     81          17,161,082.00            2.09            6.451            4.546            12.443
711 - 720                     51           9,618,877.00            1.17            6.507            4.588            12.629
721 - 730                     45           8,078,706.00            0.98            6.410            4.603            12.376
731 - 740                     41           7,936,342.00            0.96            6.479            4.737            12.681
741 - 750                     26           4,351,137.00            0.53            6.436            4.418            12.360
751 - 760                     25           5,233,328.00            0.64            6.841            5.674            13.387
761 - 770                     16           3,181,787.00            0.39            6.565            4.536            12.542
771 - 780                     11           1,936,178.00            0.24            6.721            4.428            12.699
781 - 790                      4             629,160.00            0.08            6.526            5.001            12.591
791 - 800                      1             132,982.00            0.02            6.400                -                 -
801 - 810                      3             503,337.00            0.06            7.083            7.400            13.500
811 - 820                      1             115,659.00            0.01            6.750                -                 -
--------------------------------------------------------------------------------------------------------------------------------
Total:                     4,829         822,521,383.00          100.00            6.969            5.179            12.967
--------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


-----------------------------------------------------------------------------------------------------------------------------
All records
-----------------------------------------------------------------------------------------------------------------------------
                                                    Weighted
                  Weighted          Master          Average                                 Weighted         Weighted
                  Average           & Sub            Stated             Remaining           Average           Average
FICO              Minumum         Servicing        Remaining          Amortization          Original          Initial
Score 1             Rate             Fee              Term                Term                Term              Cap
-----------------------------------------------------------------------------------------------------------------------------
Not Available            7.880            0.50                353                   352              356            3.000
500                      7.845            0.50                357                   357              360            3.000
501 - 510                7.935            0.50                356                   356              359            2.983
511 - 520                7.750            0.50                356                   356              360            3.000
521 - 530                7.681            0.50                356                   355              359            3.000
531 - 540                7.645            0.50                355                   355              359            3.000
541 - 550                7.434            0.50                354                   353              357            2.974
551 - 560                7.315            0.50                353                   352              357            3.000
561 - 570                7.372            0.50                355                   355              359            3.000
571 - 580                7.042            0.50                354                   353              357            3.000
581 - 590                6.979            0.50                354                   349              357            2.980
591 - 600                6.690            0.50                352                   347              356            2.990
601 - 610                6.638            0.50                354                   347              357            2.990
611 - 620                6.592            0.50                352                   344              355            3.000
621 - 630                6.494            0.50                353                   348              356            3.000
631 - 640                6.481            0.50                352                   347              356            2.994
641 - 650                6.403            0.50                354                   350              357            3.000
651 - 660                6.425            0.50                350                   350              354            2.962
661 - 670                6.269            0.50                352                   348              355            2.984
671 - 680                6.233            0.50                352                   351              355            3.000
681 - 690                6.575            0.50                347                   347              351            3.000
691 - 700                6.411            0.50                350                   346              354            3.000
701 - 710                6.390            0.50                355                   353              358            2.977
711 - 720                6.629            0.50                349                   349              353            3.000
721 - 730                6.376            0.50                348                   348              352            3.000
731 - 740                6.681            0.50                348                   348              352            3.000
741 - 750                6.360            0.50                351                   351              354            3.000
751 - 760                7.387            0.50                349                   348              353            3.000
761 - 770                6.627            0.50                356                   355              360            2.904
771 - 780                6.699            0.50                355                   354              360            3.000
781 - 790                6.591            0.50                354                   354              360            3.000
791 - 800                    -            0.50                356                   344              360                -
801 - 810                7.500            0.50                331                   331              335            3.000
811 - 820                    -            0.50                357                   357              360                -
-----------------------------------------------------------------------------------------------------------------------------
Total:                   6.961            0.50                353                   350              356            2.993
-----------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


----------------------------------------------------------------------------------------------
All records
----------------------------------------------------------------------------------------------
                                  Weighted
                 Weighted         Average          Weighted
                  Average          Months           Average                      Average
FICO              Percap             to            Original         FICO         Current
Score 1             Cap             Roll              LTV          Score         Balance
----------------------------------------------------------------------------------------------
Not Available           1.000               21            72.59            0       110,140.01
500                     1.000               21            73.10          500       185,688.07
501 - 510               1.004               21            71.20          506       154,275.62
511 - 520               1.002               21            73.47          515       161,773.64
521 - 530               1.013               21            72.50          526       155,706.31
531 - 540               1.000               21            74.24          536       161,142.75
541 - 550               1.000               22            73.10          545       156,839.40
551 - 560               1.003               22            73.23          556       161,899.09
561 - 570               1.000               22            72.78          566       155,205.95
571 - 580               1.004               22            76.30          576       175,304.66
581 - 590               1.000               23            76.62          586       166,600.35
591 - 600               1.000               22            77.91          595       179,909.87
601 - 610               1.003               22            75.82          606       168,552.02
611 - 620               1.003               22            78.94          616       168,946.01
621 - 630               1.000               22            78.68          625       170,918.91
631 - 640               1.000               22            79.23          635       172,425.62
641 - 650               1.043               22            79.95          645       177,704.89
651 - 660               1.000               22            78.76          655       167,052.31
661 - 670               1.005               21            79.67          665       200,462.83
671 - 680               1.000               22            79.70          675       203,518.40
681 - 690               1.000               23            79.66          685       182,824.49
691 - 700               1.000               21            80.63          696       184,085.55
701 - 710               1.000               22            83.03          706       211,865.21
711 - 720               1.000               21            78.93          716       188,605.43
721 - 730               1.000               20            82.14          725       179,526.80
731 - 740               1.000               22            82.01          736       193,569.33
741 - 750               1.000               21            80.76          745       167,351.41
751 - 760               1.000               22            81.51          756       209,333.11
761 - 770               1.000               22            78.19          766       198,861.68
771 - 780               1.000               20            82.09          776       176,016.17
781 - 790               1.000               19            81.83          786       157,289.96
791 - 800                   -                0            90.00          794       132,981.72
801 - 810               1.000               19            88.93          808       167,778.85
811 - 820                   -                0            80.00          815       115,658.81
----------------------------------------------------------------------------------------------
Total:                  1.004               22            76.94          607       170,329.55
----------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-OP2
FICO < 550



1. Summary Statistics

As-of / Cut-off Date: 2004-09-01
Number of Mortgage Loans: 1,154
Aggregate Principal Balance ($): 180,012,727
Weighted Average Current Mortgage Rate (%): 7.732
Non-Zero Weighted Average Margin (%): 5.918
Non-Zero Weighted Average Maximum Rate (%): 13.698
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 355
Weighted Average Combined Original LTV (%): 73.18
% First Liens: 99.66
% Owner Occupied: 97.22
% Purchase: 10.79
% Full Documentation: 62.83
Non-Zero Weighted Average FICO Score: 526


2. Product Types

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
                          Number of         Aggregate              Aggregate           Gross       Remaining          Average
Product                   Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Types                       Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                     1                $49,511                  0.03%       10.05%            118               71.43%
Fixed - 15 Year                     8                569,698                   0.32        8.359            177                 67.5
Fixed - 20 Year                     7                596,050                   0.33        8.339            237                 60.6
Fixed - 30 Year                   122             15,844,828                    8.8        8.093            357                69.11
ARM - 2 Year/6 Month
         LIBOR                    959            154,169,885                  85.64        7.696            357                73.58
ARM - 2 Year/6 Month
         LIBOR/15 Year              3                233,623                   0.13        8.091            177                 73.1
ARM - 2 Year/6 Month
         LIBOR/5 Year
         Interest Only              3              1,127,000                   0.63        7.375            356                80.15
ARM - 3 Year/6 Month
         LIBOR                     49              7,097,104                   3.94        7.667            357                73.78
ARM - 6 Month LIBOR                 2                325,027                   0.18        6.862            356                78.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                                 % of Mortgage        Weighted      Weighted
Range of                                                         Loan Pool by         Average       Average           Weighted
Gross                     Number of         Aggregate              Aggregate           Gross       Remaining          Average
Interest                  Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Rates (%)                   Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                     4               $882,658                  0.49%        4.94%            356               67.44%
5.000% - 5.999%                    25              5,001,912                   2.78        5.641            356                75.27
6.000% - 6.999%                   217             42,787,844                  23.77         6.65            356                72.84
7.000% - 7.999%                   427             72,547,510                   40.3         7.57            356                73.35
8.000% - 8.999%                   288             37,924,934                  21.07        8.495            354                74.02
9.000% - 9.999%                   148             16,586,738                   9.21        9.479            355                72.43
10.000% - 10.999%                  27              2,832,841                   1.57       10.389            348                   71
11.000% - 11.999%                  17              1,379,345                   0.77       11.435            357                61.24
12.000% - 12.999%                   1                 68,946                   0.04        12.45            357                   75
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 12.450%
Weighted Average: 7.732%

4. Range of Cut-off Date Principal Balances ($)

                                                                 % of Mortgage        Weighted      Weighted
Range of                                                         Loan Pool by         Average       Average           Weighted
Cut-off                   Number of         Aggregate              Aggregate           Gross       Remaining          Average
Date Principal            Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Balances ($)                Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                  20               $996,208                  0.55%        9.02%            324               60.65%
$50,001 - $75,000                 175             10,990,847                   6.11        8.684            350                71.48
$75,001 - $100,000                180             15,972,997                   8.87        8.347            352                72.88
$100,001 - $125,000               151             16,864,550                   9.37         7.96            356                73.58
$125,001 - $150,000               133             18,326,237                  10.18        7.703            357                72.13
$150,001 - $175,000               117             19,023,369                  10.57        7.774            357                72.41
$175,001 - $200,000                89             16,706,915                   9.28        7.717            357                70.88
$200,001 - $225,000                83             17,697,653                   9.83        7.464            355                72.77
$225,001 - $250,000                51             12,162,261                   6.76        7.675            357                74.56
$250,001 - $275,000                39             10,218,322                   5.68        7.446            357                71.96
$275,001 - $300,000                30              8,619,815                   4.79        7.281            357                76.55
$300,001 - $325,000                26              8,137,329                   4.52        7.329            357                72.28
$325,001 - $350,000                25              8,423,370                   4.68        7.567            357                74.22
$350,001 - $375,000                 6              2,159,541                    1.2         6.91            357                78.77
$375,001 - $400,000                 9              3,477,602                   1.93        6.958            357                78.23
$400,001 - $425,000                 3              1,229,434                   0.68        7.949            357                81.38
$425,001 - $450,000                 4              1,744,264                   0.97        7.412            356                79.45
$450,001 - $475,000                 4              1,855,425                   1.03        6.998            357                80.06
$475,001 - $500,000                 1                488,715                   0.27          6.7            357                   70
$500,001 - $750,000                 7              4,159,460                   2.31        7.244            357                76.85
$750,001 - $1,000,000               1                758,413                   0.42         7.85            357                69.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,215
Maximum: $758,413
Average: $155,990



5. Original Terms (month)

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
Original                  Number of         Aggregate              Aggregate           Gross       Remaining          Average
Terms                     Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
(month)                     Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
120                                 1                $49,511                  0.03%       10.05%            118               71.43%
180                                11                803,321                   0.45        8.281            177                69.13
240                                 7                596,050                   0.33        8.339            237                 60.6
360                             1,135            178,563,844                   99.2        7.727            357                73.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 359

6. Range of Remaining Terms (month)

                                                                 % of Mortgage        Weighted      Weighted
Range of                                                         Loan Pool by         Average       Average           Weighted
Remaining                 Number of         Aggregate              Aggregate           Gross       Remaining          Average
Terms                     Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
(month)                     Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                            1                $49,511                  0.03%       10.05%            118               71.43%
121 - 180                          11                803,321                   0.45        8.281            177                69.13
181 - 240                           7                596,050                   0.33        8.339            237                 60.6
301 - 360                       1,135            178,563,844                   99.2        7.727            357                73.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 118
Maximum: 358
Weighted Average: 355



7. Range of Combined Original LTV Ratios (%)

                                                                 % of Mortgage        Weighted      Weighted
Range of                                                         Loan Pool by         Average       Average           Weighted
Combined                  Number of         Aggregate              Aggregate           Gross       Remaining          Average
Original                  Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
LTV Ratios (%)              Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                     2               $140,991                  0.08%        9.66%            356               11.84%
15.01% - 20.00%                     2                114,772                   0.06        8.933            356                 17.6
25.01% - 30.00%                     6                572,009                   0.32          8.9            356                27.91
30.01% - 35.00%                     8                874,654                   0.49        8.258            350                32.27
35.01% - 40.00%                     6                827,222                   0.46        7.576            342                38.31
40.01% - 45.00%                    19              2,527,204                    1.4        7.463            347                42.87
45.01% - 50.00%                    30              4,209,638                   2.34         7.65            356                48.03
50.01% - 55.00%                    36              4,511,689                   2.51        7.631            354                52.99
55.01% - 60.00%                    54              7,612,195                   4.23        7.651            356                58.21
60.01% - 65.00%                   127             18,994,620                  10.55        8.052            355                63.59
65.01% - 70.00%                   123             21,337,974                  11.85        7.564            355                68.93
70.01% - 75.00%                   195             33,621,037                  18.68        7.812            356                74.21
75.01% - 80.00%                   413             63,970,261                  35.54        7.669            356                79.63
80.01% - 85.00%                    37              5,784,336                   3.21        7.427            357                84.66
85.01% - 90.00%                    82             13,285,583                   7.38        7.702            357                 89.6
90.01% - 95.00%                    13              1,559,664                   0.87        8.761            357                94.59
95.01% - 100.00%                    1                 68,878                   0.04         8.65            357                95.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.82%
Maximum: 95.17%
Weighted Average: 73.18%

8. Range of Gross Margins (%)

                                                                 % of Mortgage        Weighted      Weighted
Range                                                            Loan Pool by         Average       Average           Weighted
of                        Number of         Aggregate              Aggregate           Gross       Remaining          Average
Gross                     Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Margins (%)                 Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  138            $17,060,088                  9.48%        8.12%            346               68.76%
1.000% - 3.500%                     2                438,908                   0.24        5.106            356                67.32
3.501% - 4.000%                    12              1,772,949                   0.98         6.14            356                 64.7
4.001% - 4.500%                    30              5,565,589                   3.09        6.256            356                71.32
4.501% - 5.000%                    99             21,091,909                  11.72        6.848            357                73.48
5.001% - 5.500%                   187             32,990,527                  18.33        7.303            357                71.83
5.501% - 6.000%                   211             34,906,473                  19.39        7.558            356                73.77
6.001% - 6.500%                   170             24,760,491                  13.75        7.922            356                77.28
6.501% - 7.000%                   131             19,662,342                  10.92        8.208            357                73.87
7.001% - 7.500%                    82             11,403,443                   6.33        8.651            357                 75.3
7.501% - 8.000%                    56              6,761,620                   3.76        9.518            357                72.32
8.001% - 8.500%                    20              2,035,616                   1.13        9.571            357                67.45
8.501% - 9.000%                     9                813,543                   0.45        9.857            357                77.39
9.001% - 9.500%                     4                424,627                   0.24       10.796            357                71.56
9.501% - 10.000%                    1                 49,955                   0.03        11.85            357                60.61
10.001% - 10.500%                   2                274,646                   0.15       10.887            357                   65
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 10.325%
Non-Zero Weighted Average: 5.918%



9. Range of Minimum Mortgage Rates (%)

Range                                                            % of Mortgage        Weighted      Weighted
of                                                               Loan Pool by         Average       Average           Weighted
Minimum                   Number of         Aggregate              Aggregate           Gross       Remaining          Average
Mortgage                  Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Rates (%)                   Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  138            $17,060,088                  9.48%        8.12%            346               68.76%
4.501% - 5.000%                     4                882,658                   0.49        4.937            356                67.44
5.001% - 5.500%                    13              2,658,611                   1.48        5.412            356                76.06
5.501% - 6.000%                    13              2,576,097                   1.43        5.914            356                74.45
6.001% - 6.500%                    67             13,952,203                   7.75        6.374            356                72.14
6.501% - 7.000%                   142             27,866,610                  15.48        6.827            357                74.35
7.001% - 7.500%                   155             27,895,969                   15.5        7.327            357                74.15
7.501% - 8.000%                   225             36,557,808                  20.31        7.794            356                73.58
8.001% - 8.500%                   132             18,090,528                  10.05        8.296            356                74.74
8.501% - 9.000%                   116             15,221,081                   8.46        8.785            356                73.74
9.001% - 9.500%                    68              8,217,623                   4.57        9.268            357                72.23
9.501% - 10.000%                   52              5,898,103                   3.28        9.751            357                72.89
10.001% - 10.500%                  14              1,753,200                   0.97       10.255            357                69.74
10.501% - 11.000%                   6                618,046                   0.34       10.759            357                68.04
11.001% - 11.500%                   6                592,851                   0.33       11.311            357                63.33
11.501% - 12.000%                   3                171,252                    0.1        11.92            357                62.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.750%
Maximum: 11.990%
Non-Zero Weighted Average: 7.690%



10. Range of Maximum Mortgage Rates (%)

Range                                                            % of Mortgage        Weighted      Weighted
of                                                               Loan Pool by         Average       Average           Weighted
Maximum                   Number of         Aggregate              Aggregate           Gross       Remaining          Average
Mortgage                  Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Rates (%)                   Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  138            $17,060,088                  9.48%        8.12%            346               68.76%
10.501% - 11.000%                   4                882,658                   0.49        4.937            356                67.44
11.001% - 11.500%                  13              2,658,611                   1.48        5.412            356                76.06
11.501% - 12.000%                  13              2,576,097                   1.43        5.914            356                74.45
12.001% - 12.500%                  67             14,141,034                   7.86        6.381            356                72.07
12.501% - 13.000%                 140             27,429,297                  15.24        6.827            357                74.57
13.001% - 13.500%                 154             27,580,017                  15.32        7.328            357                74.15
13.501% - 14.000%                 226             36,396,875                  20.22        7.786            356                73.54
14.001% - 14.500%                 133             18,217,649                  10.12        8.292            356                74.81
14.501% - 15.000%                 116             15,676,644                   8.71        8.739            356                73.55
15.001% - 15.500%                  68              8,217,623                   4.57        9.268            357                72.23
15.501% - 16.000%                  53              6,040,786                   3.36        9.733            357                 72.7
16.001% - 16.500%                  14              1,753,200                   0.97       10.255            357                69.74
16.501% - 17.000%                   5                515,458                   0.29       10.791            357                66.65
17.001% - 17.500%                   6                592,851                   0.33       11.311            357                63.33
17.501% - 18.000%                   4                273,840                   0.15       11.426            357                67.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.750%
Maximum: 17.990%
Non-Zero Weighted Average: 13.698%



11. Initial Cap (%)

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
                          Number of         Aggregate              Aggregate           Gross       Remaining          Average
                          Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Initial Cap (%)             Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  138            $17,060,088                  9.48%        8.12%            346               68.76%
1.000%                              4                667,433                   0.37        7.082            356                75.09
3.000%                          1,012            162,285,207                  90.15        7.694            356                73.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.992%



12. Periodic Cap (%)

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
                          Number of         Aggregate              Aggregate           Gross       Remaining          Average
Periodic                  Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Cap (%)                     Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  138            $17,060,088                  9.48%        8.12%            346               68.76%
1.000%                          1,012            161,774,396                  89.87        7.693            356                73.72
1.500%                              4              1,178,243                   0.65        7.509            356                64.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.004%



13. Next Rate Adjustment Date

                                                                 % of Mortgage        Weighted      Weighted
Next                                                             Loan Pool by         Average       Average           Weighted
Rate                      Number of         Aggregate              Aggregate           Gross       Remaining          Average
Adjustment                Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Date                        Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  138            $17,060,088                  9.48%        8.12%            346               68.76%
Nov-04                              1                209,970                   0.12         4.95            356                72.76
Dec-04                              1                115,057                   0.06        10.35            357                   90
Oct-05                              1                 56,737                   0.03        10.45            349                   75
Nov-05                              2                270,976                   0.15        7.919            350                64.77
Dec-05                              2                289,787                   0.16        9.088            351                75.93
Jan-06                              1                 92,986                   0.05          7.1            352                79.66
Mar-06                              1                278,795                   0.15         7.75            354                67.47
Apr-06                             33              5,389,672                   2.99        7.339            355                61.79
May-06                            208             39,483,770                  21.93        7.318            356                69.56
Jun-06                            645             99,904,687                   55.5        7.794            357                 75.7
Jul-06                             72              9,763,099                   5.42        8.328            357                75.72
Apr-07                              1                104,288                   0.06         7.95            355                   65
May-07                             14              1,976,060                    1.1        7.181            356                67.18
Jun-07                             31              4,506,352                    2.5        7.892            357                76.61
Jul-07                              3                510,404                   0.28        7.493            358                76.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-06-07



14. Geographical Distribution

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
                          Number of         Aggregate              Aggregate           Gross       Remaining          Average
Geographical              Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Distribution                Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                        172            $39,199,733                 21.78%        7.32%            356               71.91%
New York                          104             22,294,678                  12.39        7.597            356                69.19
Massachusetts                      84             15,918,602                   8.84        7.458            357                67.73
New Jersey                         64             11,562,510                   6.42        7.581            354                73.04
Florida                            88             10,944,233                   6.08        7.898            356                74.98
Texas                              96              9,934,590                   5.52        8.299            349                 76.3
Virginia                           38              6,616,351                   3.68        7.927            357                76.75
Michigan                           54              5,650,477                   3.14        8.468            353                77.11
Maryland                           26              4,363,997                   2.42        8.161            354                73.77
Illinois                           35              4,217,664                   2.34        7.807            357                76.16
Pennsylvania                       35              4,100,031                   2.28        7.559            349                80.84
Other                             358             45,209,862                  25.11        7.968            356                75.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44



15. Occupancy

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
                          Number of         Aggregate              Aggregate           Gross       Remaining          Average
                          Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Occupancy                   Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                         1,116           $175,002,687                 97.22%        7.72%            355               73.40%
Investment                         31              3,667,930                   2.04        8.141            357                   65
Second Home                         7              1,342,110                   0.75        7.712            356                67.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
                          Number of         Aggregate              Aggregate           Gross       Remaining          Average
Property                  Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Types                       Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           967           $144,983,183                 80.54%        7.74%            355               73.75%
2-4 Family                         74             14,666,640                   8.15        7.679            357                65.49
Planned Unit Development           67             13,140,843                    7.3        7.723            356                75.82
Condo                              46              7,222,061                   4.01        7.654            357                72.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
                          Number of         Aggregate              Aggregate           Gross       Remaining          Average
Loan                      Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Purpose                     Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               873           $138,056,677                 76.69%        7.65%            355               72.17%
Refinance - Rate Term             143             22,533,163                  12.52        8.135            356                76.28
Purchase                          138             19,422,887                  10.79        7.867            356                76.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
                          Number of         Aggregate              Aggregate           Gross       Remaining          Average
Documentation             Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Level                       Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                778           $113,101,372                 62.83%        7.66%            355               74.72%
Stated Documentation              361             64,676,098                  35.93        7.836            355                70.51
Lite Documentation                 15              2,235,257                   1.24        8.372            356                72.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                                 % of Mortgage        Weighted      Weighted
Original                                                         Loan Pool by         Average       Average           Weighted
Prepayment                Number of         Aggregate              Aggregate           Gross       Remaining          Average
Penalty                   Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Term (months)               Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                 351            $53,211,738                 29.56%        7.89%            355               72.81%
12                                 36              6,317,092                   3.51        7.576            354                69.09
24                                646            104,908,144                  58.28        7.646            356                73.96
30                                  2                404,769                   0.22        7.207            357                76.42
36                                119             15,170,984                   8.43        7.866            353                70.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25



20. Lien Position

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
                          Number of         Aggregate              Aggregate           Gross       Remaining          Average
Lien                      Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Position                    Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                        1,147           $179,400,414                 99.66%        7.72%            356               73.23%
2nd Lien                            7                612,313                   0.34       10.524            347                59.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                                 % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average       Average           Weighted
                          Number of         Aggregate              Aggregate           Gross       Remaining          Average
FICO                      Mortgage         Cut-off Date          Cut-off Date         Interest        Term            Combined
Score                       Loans       Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Not Available                      68             $7,489,521                  4.16%        8.02%            353               72.59%
500 - 500                          15              2,785,321                   1.55        7.879            357                 73.1
501 - 520                         387             61,316,739                  34.06        7.874            356                72.49
521 - 540                         461             73,036,426                  40.57        7.692            356                73.47
541 - 560                         223             35,384,720                  19.66        7.495            355                73.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,154           $180,012,727                100.00%        7.73%            355               73.18%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 549
Non-Zero Weighted Average: 526

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-OP2
Current Balance > $500k


1. Loan Purpose

                                                               % of Mortgage         Weighted      Weighted
                                                                Loan Pool by         Average       Average           Weighted
                      Number of          Aggregate               Aggregate            Gross       Remaining           Average
Loan                  Mortgage          Cut-off Date            Cut-off Date         Interest        Term            Combined
Purpose                 Loans        Principal Balance       Principal Balance         Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            50            $ 30,309,869                   74.06         6.519            356                77.18
Purchase                       15             $ 8,799,888                   21.50         6.472            356                80.86
Refinance - Rate Term           3             $ 1,815,157                    4.44         6.388            356                75.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                         68            $ 40,924,914                  100.00         6.503            356                77.89
------------------------------------------------------------------------------------------------------------------------------------



2. Occupancy

                                                               % of Mortgage         Weighted      Weighted
                                                                Loan Pool by         Average       Average           Weighted
                      Number of          Aggregate               Aggregate            Gross       Remaining           Average
                      Mortgage          Cut-off Date            Cut-off Date         Interest        Term            Combined
Occupancy               Loans        Principal Balance       Principal Balance         Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                        62            $ 37,138,022                   90.75         6.488            356                78.70
Second Home                     4             $ 2,656,438                    6.49         6.532            356                66.76
Investment                      2             $ 1,130,455                    2.76         6.920            357                77.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                         68            $ 40,924,914                  100.00         6.503            356                77.89
------------------------------------------------------------------------------------------------------------------------------------



3. Documentation Type

                                                               % of Mortgage         Weighted      Weighted
                                                                Loan Pool by         Average       Average           Weighted
                      Number of          Aggregate               Aggregate            Gross       Remaining           Average
Documentation         Mortgage          Cut-off Date            Cut-off Date         Interest        Term            Combined
Type                    Loans        Principal Balance       Principal Balance         Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full                           40            $ 23,752,814                   58.04         6.469            356                81.79
Stated                         27            $ 16,624,752                   40.62         6.483            356                71.94
No Documentation                1               $ 547,347                    1.34         8.600            355                89.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                         68            $ 40,924,914                  100.00         6.503            356                77.89
------------------------------------------------------------------------------------------------------------------------------------



4. Fico Distribution

                                                               % of Mortgage         Weighted      Weighted
                                                                Loan Pool by         Average       Average           Weighted
                      Number of          Aggregate               Aggregate            Gross       Remaining           Average
Fico                  Mortgage          Cut-off Date            Cut-off Date         Interest        Term            Combined
Distribution            Loans        Principal Balance       Principal Balance         Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 519                       1               $ 541,898                    1.32         6.850            356                75.00
520 - 539                       5             $ 3,209,147                    7.84         7.369            357                78.05
540 - 559                       3             $ 1,889,054                    4.62         7.009            356                66.31
560 - 579                       5             $ 2,926,828                    7.15         6.932            356                77.24
580 - 599                       8             $ 5,019,917                   12.27         6.726            356                75.71
600 - 619                      12             $ 7,039,293                   17.20         6.260            356                79.30
620 - 639                      11             $ 6,637,880                   16.22         6.671            357                80.38
640 - 659                       7             $ 3,856,479                    9.42         6.128            356                83.08
660 - 679                      10             $ 6,201,701                   15.15         5.922            356                74.88
680 - 699                       2             $ 1,449,475                    3.54         6.555            357                73.86
700 - 719                       3             $ 1,605,893                    3.92         5.339            356                82.63
740 - 759                       1               $ 547,347                    1.34         8.600            355                89.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                         68            $ 40,924,914                  100.00         6.503            356                77.89
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 512
Maximum: 756
Weighted Average: 619.6



5. Combined Original Loan-to-Value Ratio (%)

                                                               % of Mortgage         Weighted      Weighted
Combined                                                        Loan Pool by         Average       Average           Weighted
Original              Number of          Aggregate               Aggregate            Gross       Remaining           Average
Loan-to-Value         Mortgage          Cut-off Date            Cut-off Date         Interest        Term            Combined
Ratio (%)               Loans        Principal Balance       Principal Balance         Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
40.01% - 50.00%                 1               $ 573,432                    1.40         6.500            357                43.40
50.01% - 60.00%                 1               $ 696,311                    1.70         5.750            355                50.91
60.01% - 70.00%                15            $ 10,038,692                   24.53         6.626            356                65.63
70.01% - 80.00%                24            $ 14,172,163                   34.63         6.442            356                77.41
80.01% - 90.00%                22            $ 12,468,800                   30.47         6.428            356                87.40
90.01% - 100.00%                5             $ 2,975,517                    7.27         6.872            356                94.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                         68            $ 40,924,914                  100.00         6.503            356                77.89
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 43.40
Maximum: 95.00
Weighted Average by Original Balance: 77.88
Weighted Average by Current Balance: 77.89



6. Geographical Distribution

                                                               % of Mortgage         Weighted      Weighted
                                                                Loan Pool by         Average       Average           Weighted
                      Number of          Aggregate               Aggregate            Gross       Remaining           Average
Geographical          Mortgage          Cut-off Date            Cut-off Date         Interest        Term            Combined
Distribution            Loans        Principal Balance       Principal Balance         Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                     50            $ 29,700,606                   72.57         6.485            356                79.69
Louisiana                       1               $ 542,587                    1.33         6.750            357                80.00
Maine                           1               $ 847,835                    2.07         6.850            357                62.96
Massachusetts                   2             $ 1,347,034                    3.29         5.647            356                69.50
Nevada                          1               $ 601,641                    1.47         6.140            357                89.22
New Jersey                      5             $ 2,901,205                    7.09         6.716            357                82.37
New York                        6             $ 3,795,992                    9.28         6.283            357                64.34
Virginia                        2             $ 1,188,015                    2.90         7.922            358                78.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                         68            $ 40,924,914                  100.00         6.503            356                77.89
------------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 8



7. Range of Gross Interest Rates (%)

                                                               % of Mortgage         Weighted      Weighted
Range of                                                        Loan Pool by         Average       Average           Weighted
Gross                 Number of          Aggregate               Aggregate            Gross       Remaining           Average
Interest              Mortgage          Cut-off Date            Cut-off Date         Interest        Term            Combined
Rates (%)               Loans        Principal Balance       Principal Balance         Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                 2             $ 1,131,463                    2.76         4.968            357                84.48
5.000% - 5.999%                18            $ 10,690,395                   26.12         5.690            356                74.82
6.000% - 6.999%                34            $ 20,346,237                   49.72         6.510            356                79.45
7.000% - 7.999%                12             $ 7,650,173                   18.69         7.562            357                76.10
8.000% - 8.999%                 2             $ 1,106,645                    2.70         8.474            357                84.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                         68            $ 40,924,914                  100.00         6.503            356                77.89
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.950%
Maximum: 8.600%
Weighted Average: 6.503%



8. Original Prepayment Penalty Term (months)

                                                               % of Mortgage         Weighted      Weighted
Original                                                        Loan Pool by         Average       Average           Weighted
Prepayment            Number of          Aggregate               Aggregate            Gross       Remaining           Average
Penalty               Mortgage          Cut-off Date            Cut-off Date         Interest        Term            Combined
Term (months)           Loans        Principal Balance       Principal Balance         Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                              14             $ 8,457,716                   20.67         6.820            356                77.04
12                              4             $ 2,577,846                    6.30         6.229            356                64.99
24                             37            $ 21,878,240                   53.46         6.436            356                80.33
36                             13             $ 8,011,113                   19.58         6.440            356                76.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                         68            $ 40,924,914                  100.00         6.503            356                77.89
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-OP2
All records




1. Current Principal Balance ($)

                          Weighted
Current                    Average      Min         Max       Weighted                    Weighted
Principal                 Original   Original     Original    Average        Min    Max   Average    Min    Max            Non-Full
Balance ($)                  LTV        LTV         LTV         DTI          DTI    DTI     FICO    FICO    FICO  Full Doc    Doc
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                 52.60      9.17       94.34       36.05        13.21  54.61     581      501    713   72.22     27.78
$50,001 - $100,000           71.99     10.82      100.00       36.29         1.59  71.54     600      500    809   75.41     24.59
$100,001 - $150,000          77.00     20.00      100.00       37.49         6.86  65.63     602      500    815   71.33     28.67
$150,001 - $200,000          75.85     30.43       95.00       38.76         1.68  59.98     601      500    788   61.69     38.31
$200,001 - $250,000          77.06     30.60       95.00       39.64         2.29  57.19     601      500    765   58.85     41.15
$250,001 - $300,000          78.36     30.00      100.00       40.53         8.92  55.33     607      500    761   51.84     48.16
$300,001 - $350,000          79.45     31.22       95.00       40.46        17.72  56.18     611      500    810   49.46     50.54
$350,001 - $400,000          79.84     17.44       95.00       41.26        17.78  57.16     628      502    757   42.81     57.19
$400,001 - $450,000          80.84     38.18       95.00       39.48         4.34  55.23     643      502    768   45.69     54.31
$450,001 - $500,000          81.73     53.62       90.00       42.91         3.75  54.10     620      503    748   53.42     46.58
$500,001 - $550,000          82.53     69.83       95.00       39.85        15.28  50.71     635      512    756   54.89     45.11
$550,001 - $600,000          79.51     43.40       95.00       40.56        25.54  53.08     613      523    701   63.71     36.29
$600,001 - $650,000          78.99     61.90       90.00       46.27        41.47  55.68     609      537    697   66.11     33.89
$650,001 - $700,000          69.36     50.91       80.00       39.42        30.60  43.36     618      528    670   48.64     51.36
$700,001 - $750,000          76.90     60.42       94.65       38.81        28.13  50.11     611      559    672   60.30     39.70
$750,001 - $800,000          65.72     61.50       69.99       45.39        41.37  49.46     580      536    623   49.73     50.27
$800,001 - $850,000          62.96     62.96       62.96       53.03        53.03  53.03     698      698    698       -    100.00
$850,001 - $900,000          63.56     63.56       63.56       36.28        36.28  36.28     679      679    679       -    100.00
$900,001 - $950,000          68.49     68.49       68.49       33.03        33.03  33.03     582      582    582  100.00         -
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       76.94      9.17      100.00       39.08         1.59  71.54     607      500    815   60.40     39.60
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 47,750.67
Maximum: 950,000.00
Average: 170,329.55



2. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
Range of                  Weighted
Gross                      Average      Min         Max       Weighted                    Weighted
Interest                  Original   Original     Original    Average        Min    Max   Average    Min    Max            Non-Full
Rates (%)                    LTV        LTV         LTV         DTI          DTI    DTI     FICO    FICO    FICO  Full Doc    Doc
-----------------------------------------------------------------------------------------------------------------------------------
3.001% - 4.000%              80.00     80.00       80.00       40.28        40.28  40.28     634      634    634  100.00         -
4.001% - 5.000%              75.14     28.43       90.00       39.58        18.24  59.85     644      527    749   63.84     36.16
5.001% - 6.000%              76.01     17.44       95.00       39.38         1.59  63.73     642      500    801   63.89     36.11
6.001% - 7.000%              78.03     18.92      100.00       39.36         6.86  71.54     614      500    815   60.65     39.35
7.001% - 8.000%              78.26     14.74       95.00       38.96         1.68  60.37     587      500    810   57.20     42.80
8.001% - 9.000%              77.74      9.17      100.00       38.16        11.96  60.00     573      500    768   56.51     43.49
9.001% - 10.000%             68.85     10.00       95.00       37.21         4.34  60.60     557      500    735   65.32     34.68
10.001% - 11.000%            52.04     13.19       90.00       40.06        15.38  55.43     580      502    669   72.69     27.31
11.001% - 12.000%            39.08     20.00       70.00       40.60        20.67  58.62     572      500    632   81.08     18.92
12.001% - 13.000%            46.23     17.00       75.00       39.50        38.54  40.45     527      503    551   50.40     49.60
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       76.94      9.17      100.00       39.08         1.59  71.54     607      500    815   60.40     39.60
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 3.400%
Maximum: 12.450%
Weighted Average: 6.969%



3. Occupancy

-----------------------------------------------------------------------------------------------------------------------------------
                          Weighted
                           Average      Min         Max       Weighted                    Weighted
                          Original   Original     Original    Average        Min    Max   Average    Min    Max            Non-Full
Occupancy                    LTV        LTV         LTV         DTI          DTI    DTI     FICO    FICO    FICO  Full Doc    Doc
-----------------------------------------------------------------------------------------------------------------------------------
Primary                      77.02      9.17      100.00       39.19         2.29  65.63     604      500    815   61.83     38.17
Investment                   75.90     13.56       95.00       36.93         1.59  71.54     651      503    774   42.28     57.72
Second Home                  76.26     33.06       95.00       40.99         3.75  55.68     643      510    771   45.07     54.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       76.94      9.17      100.00       39.08         1.59  71.54     607      500    815   60.40     39.60
-----------------------------------------------------------------------------------------------------------------------------------



4. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                          Weighted
                           Average      Min         Max       Weighted                    Weighted
Documentation             Original   Original     Original    Average        Min    Max   Average    Min    Max            Non-Full
Level                        LTV        LTV         LTV         DTI          DTI    DTI     FICO    FICO    FICO  Full Doc    Doc
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation           78.33      9.17      100.00       39.15         1.59  71.54     601      500    815  100.00         -
Stated Documentation         74.76     10.00      100.00       38.91         2.29  63.73     616      500    787       -    100.00
Lite Documentation           71.85     29.17       90.00       42.98        12.68  59.64     572      500    719       -    100.00
No Documentation             83.15     52.54       95.00       39.08        39.08  39.08     731      673    810       -    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       76.94      9.17      100.00       39.08         1.59  71.54     607      500    815   60.40     39.60
-----------------------------------------------------------------------------------------------------------------------------------



5. Property Types

-----------------------------------------------------------------------------------------------------------------------------------
                          Weighted
                           Average      Min         Max       Weighted                    Weighted
Property                  Original   Original     Original    Average        Min    Max   Average    Min    Max            Non-Full
Types                        LTV        LTV         LTV         DTI          DTI    DTI     FICO    FICO    FICO  Full Doc    Doc
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence      77.01     10.00      100.00       38.88         1.59  71.54     601      500    815   62.15     37.85
2-4 Family                   75.53     10.82      100.00       40.19         1.68  59.48     632      501    809   43.41     56.59
Planned Unit Development     78.32     13.19       95.00       39.34         4.34  63.73     612      500    778   66.63     33.37
Condo                        77.16      9.17      100.00       38.82         2.29  59.03     618      504    771   59.64     40.36
Manufactured Housing         77.76     33.00       90.00       39.93        15.77  58.60     644      581    801   98.47      1.53
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       76.94      9.17      100.00       39.08         1.59  71.54     607      500    815   60.40     39.60
-----------------------------------------------------------------------------------------------------------------------------------



6. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                          Weighted
                           Average      Min         Max       Weighted                    Weighted
Loan                      Original   Original     Original    Average        Min    Max   Average    Min    Max            Non-Full
Purpose                      LTV        LTV         LTV         DTI          DTI    DTI     FICO    FICO    FICO  Full Doc    Doc
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout          75.22      9.17      100.00       38.81         1.59  71.54     598      500    801   60.15     39.85
Purchase                     80.97     15.00      100.00       39.19         4.34  63.73     635      500    815   60.05     39.95
Refinance - Rate Term        78.46     18.74      100.00       40.66         7.14  60.37     599      500    770   62.96     37.04
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       76.94      9.17      100.00       39.08         1.59  71.54     607      500    815   60.40     39.60
-----------------------------------------------------------------------------------------------------------------------------------



7. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                           Weighted
                            Average      Min         Max       Weighted                    Weighted
Geographical               Original   Original     Original    Average        Min    Max   Average    Min    Max           Non-Full
Distribution                  LTV        LTV         LTV         DTI          DTI    DTI     FICO    FICO    FICO  Full Doc   Doc
-----------------------------------------------------------------------------------------------------------------------------------
California                    76.47     10.00      100.00       40.14         1.59  59.85     606      500    801   63.10    36.90
New York                      72.93      9.17       95.00       40.01         8.77  57.57     613      500    809   45.79    54.21
Massachusetts                 72.95     13.59       95.00       40.42         2.29  60.37     610      500    780   46.58    53.42
New Jersey                    77.05     18.18       95.00       38.86         1.68  55.33     605      504    788   44.67    55.33
Florida                       77.58     14.34       95.00       37.48        12.80  65.63     602      500    780   57.74    42.26
Other                         79.34     12.82      100.00       38.17         3.75  71.54     606      500    815   69.72    30.28
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        76.94      9.17      100.00       39.08         1.59  71.54     607      500    815   60.40    39.60
-----------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 48



8. Original Prepayment Penalty Term (months)

-----------------------------------------------------------------------------------------------------------------------------------
Original                  Weighted
Prepayment                 Average      Min         Max       Weighted                    Weighted
Penalty                   Original   Original     Original    Average        Min    Max   Average    Min    Max            Non-Full
Term (months)                LTV        LTV         LTV         DTI          DTI    DTI     FICO    FICO    FICO  Full Doc    Doc
-----------------------------------------------------------------------------------------------------------------------------------
0                            76.64      9.17      100.00       38.87         1.68  71.54     603      500    810   54.44     45.56
6                            90.00     90.00       90.00       44.33        44.33  44.33     583      583    583  100.00         -
12                           72.37     14.74       95.00       39.94         3.75  55.43     632      502    809   51.02     48.98
24                           78.59     13.70      100.00       39.23         4.34  65.63     596      500    787   62.44     37.56
30                           85.63     73.20       95.00       42.04        33.39  50.41     591      505    687   68.83     31.17
36                           75.00     10.00      100.00       38.62         1.59  59.98     631      500    815   67.64     32.36
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       76.94      9.17      100.00       39.08         1.59  71.54     607      500    815   60.40     39.60
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 26


9. 10 Largest Loan Balances

                                Weighted
                                 Average   Weighted  Weighted                                                                Orig
                                Original    Average   Average  Property                                                   Prepayment
State  Loan Type                   LTV        DTI      FICO    Type                     Purpose                Occupancy    Penalty
------------------------------------------------------------------------------------------------------------------------------------
CA-N   ARM - 2 Year/6 Month          70        49       536    Single Family Detached   Purchase               Primary          24
NY     Fixed - 30 Year               64        36       679    Single Family Attached   Refinance - Cashout    Primary          12
CA-S   ARM - 3 Year/6 Month
       - IO 5 Year                   95        35       615    Single Family Detached   Refinance - Cashout    Primary          36
CA-S   ARM - 2 Year/6 Month
       - IO 5 Year                   74        37       617    Single Family Detached   Refinance - Cashout    Primary          24

MA     ARM - 2 Year/6 Month          60        28       559    Single Family Detached   Refinance - Cashout    Primary          24
CA-S   Fixed - 30 Year               62        41       623    PUD - Detached           Refinance - Cashout    Primary          36
CA-S   ARM - 2 Year/6 Month          85        45       672    Single Family Detached   Refinance - Cashout    Primary          24
CA-N   ARM - 2 Year/6 Month          70        50       593    PUD - Detached           Purchase               Primary          24
CA-S   Fixed - 30 Year
       - IO 5 Year                   68        33       582    PUD - Detached           Refinance - Cashout    Primary          36

ME     Fixed - 30 Year               63        53       698    Single Family Detached   Purchase               Second Home       0

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

------------------------------------------------------------------------------------------------------------------------------------
                         % of pool   average LTV  LTV above 80%  LTV above 90%    % full doc  % owner occ    ave wac  % below 100k
                         -----------------------------------------------------------------------------------------------------------
A     FICO below 600         45.61         74.41          20.36           2.15         64.27        96.45       7.42         14.01
                         -----------------------------------------------------------------------------------------------------------
      FICO below 580         34.72         73.40          15.19           1.69         62.84        96.95       7.57         14.71
                         -----------------------------------------------------------------------------------------------------------
      FICO below 560         25.67         73.17          12.09           1.21         63.21        97.17       7.69         15.61
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


--------------------------------------------------------------------
                           % above 500k     % IO  ave DTI  DTI > 45%
                         -------------------------------------------
A     FICO below 600               3.62     2.45    39.47      31.26
                         -------------------------------------------
      FICO below 580               3.00     0.75    39.61      32.55
                         -------------------------------------------
      FICO below 560               2.67     0.70    39.95      34.38
--------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         % of pool   average LTV      FICO <600     FICO < 575    % full doc  % owner occ    ave wac  % below 100k
                         -----------------------------------------------------------------------------------------------------------
B     LTV above 85%          24.29         91.28          28.49          13.38         74.84        94.76       7.11         11.46
                         -----------------------------------------------------------------------------------------------------------
      LTV above 90%           6.84         95.42          14.34           7.63         90.72        98.44       7.48         19.53
                         -----------------------------------------------------------------------------------------------------------
      LTV above 95%           0.82         99.93           2.15           1.02         84.14        99.15      10.20         90.72
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------
                           % above 500k     % IO  ave DTI  DTI > 45%  LTV above 80%  LTV above 90%
                         --------------------------------------------------------------------------
B     LTV above 85%                5.44    10.63    39.52      27.75         100.00          28.15
                         --------------------------------------------------------------------------
      LTV above 90%                5.29    15.07    39.58      23.95         100.00         100.00
                         --------------------------------------------------------------------------
      LTV above 95%                   -     4.13    40.47      22.91         100.00         100.00
---------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                         % of pool   average LTV      FICO <600     FICO < 575    % full doc  % owner occ    ave wac  % below 100k
                         -----------------------------------------------------------------------------------------------------------
C       DTI > 40%            51.24         78.45          46.31          33.90         62.11        92.81       6.93         10.27
                         -----------------------------------------------------------------------------------------------------------
        DTI > 45%            27.37         77.61          52.10          39.22         64.92        92.78       6.93          9.25
                         -----------------------------------------------------------------------------------------------------------
        DTI > 50%             7.15         74.74          61.83          46.15         75.11        91.08       6.95          8.23
------------------------------------------------------------------------------------------------------------------------------------
       Average DTI


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------
                           % above 500k     % IO  ave DTI  DTI > 45%  LTV above 80%  LTV above 90%
                         --------------------------------------------------------------------------
C       DTI > 40%                  5.84     5.24    45.84      53.41          33.47           7.40
                         --------------------------------------------------------------------------
        DTI > 45%                  5.37     4.70    48.64     100.00          31.53           5.98
                         --------------------------------------------------------------------------
        DTI > 50%                  8.52     5.78    52.43     100.00          28.04           3.36
---------------------------------------------------------------------------------------------------
       Average DTI


------------------------------------------------------------------------------------------------------------------------------------
D     Non Owner Occ      % of pool   average LTV      FICO <600     FICO < 575    % full doc  % owner occ    ave wac  % below 100k
                         -----------------------------------------------------------------------------------------------------------
       Stated Docs           55.39         75.81          14.97           7.27             -            -       7.39         14.79
                         -----------------------------------------------------------------------------------------------------------
     Loans below 100k        16.18         74.95          28.10          18.65         48.64            -       7.74        100.00
                         -----------------------------------------------------------------------------------------------------------
         IO Loans             0.76         87.25              -              -        100.00            -       6.10             -
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------
D     Non Owner Occ        % above 500k     % IO  ave DTI  DTI > 45%      LTV > 80%      LTV > 90%
                         --------------------------------------------------------------------------
       Stated Docs                 7.46        -    37.29      22.06          21.68           0.81
                         --------------------------------------------------------------------------
     Loans below 100k                 -        -    36.48      20.87          30.41           1.52
                         --------------------------------------------------------------------------
         IO Loans                     -   100.00    47.09      52.48         100.00              -
---------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
E    When do IOs reset
     -------------------------------------------------------------------------------------------------------------------------------
     Months to next reset      Count      Balance ($)        % of Balance          WAC    Remaining Term     WA LTV          WA FICO
     -------------------------------------------------------------------------------------------------------------------------------
     0                            15       3,816,334                 9.86        6.793               356      77.14             626
     -------------------------------------------------------------------------------------------------------------------------------
     18                            1         170,100                 0.44        7.400               354      90.00             565
     -------------------------------------------------------------------------------------------------------------------------------
     19                           42      12,661,702                32.72        6.405               355      85.28             618
     -------------------------------------------------------------------------------------------------------------------------------
     20                           57      15,308,895                39.56        6.486               356      87.34             620
     -------------------------------------------------------------------------------------------------------------------------------
     21                            9       1,677,928                 4.34        6.462               357      86.05             618
     -------------------------------------------------------------------------------------------------------------------------------
     22                            2         570,973                 1.48        7.341               358      83.09             559
     -------------------------------------------------------------------------------------------------------------------------------
     31                            7       2,646,680                 6.84        6.331               355      90.55             620
     -------------------------------------------------------------------------------------------------------------------------------
     32                            7       1,669,989                 4.32        6.236               356      83.38             613
     -------------------------------------------------------------------------------------------------------------------------------
     33                            1         172,120                 0.44        6.463               357      85.00             608
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                      141      38,694,721               100.00        6.484               356      85.59             618
     -------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
F    Is DTI off current mortgage rate for IO                  Yes, All IO loans are still in there initial fixed rate period, thus the interest rates on the IO are the same as of origination.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
G    Summary of pool per grades
     -------------------------------------------------------------------------------------------------------------------------------
     Credit Grade                 Count      Balance ($)      % of Balance           WAC    Remaining Term     WA LTV        WA FICO
     -------------------------------------------------------------------------------------------------------------------------------
     A                              677      112,951,065             13.73         7.178               354      75.07           554
     -------------------------------------------------------------------------------------------------------------------------------
     AA                            1830      346,063,301             42.07         6.643               352      78.02           617
     -------------------------------------------------------------------------------------------------------------------------------
     AA+                            225       34,520,391              4.20         7.420               349      84.76           685
     -------------------------------------------------------------------------------------------------------------------------------
     B                              550       83,524,615             10.15         7.649               356      71.87           540
     -------------------------------------------------------------------------------------------------------------------------------
     C                              141       19,879,039              2.42         8.498               356      68.12           533
     -------------------------------------------------------------------------------------------------------------------------------
     CC                              85       11,906,186              1.45         9.485               357      60.42           547
     -------------------------------------------------------------------------------------------------------------------------------
     NG                            1321      213,676,786             25.98         6.765               353      81.34           642
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                       4,829      822,521,383            100.00         6.969               353      77.64           607
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
H    What are top 10 cities and average strats for each
     -------------------------------------------------------------------------------------------------------------------------------
     Top 10 Cities of Overall Pool                   Loans        Balance ($)    Balance    Rate (%)   (months)        LTV    Score
     -------------------------------------------------------------------------------------------------------------------------------
     BROOKLYN                                           62        $17,192,982       2.09       6.739        355      72.25      630
     LAS VEGAS                                          44         $8,853,730       1.08       6.854        357      81.41      617
     LOS ANGELES                                        31         $6,872,134       0.84       6.640        354      75.90      617
     BRONX                                              24         $6,302,442       0.77       6.662        357      78.15      646
     CHICAGO                                            39         $6,221,361       0.76       7.580        354      82.15      606
     SACRAMENTO                                         32         $6,081,187       0.74       6.726        356      81.67      610
     STATEN ISLAND                                      22         $5,653,094       0.69       6.884        357      72.76      592
     PROVIDENCE                                         31         $5,162,548       0.63       6.858        350      76.06      608
     SAN DIEGO                                          17         $4,978,941       0.61       6.408        356      74.40      616
     SAN JOSE                                           12         $4,927,410       0.60       6.309        356      76.47      595
     Other                                           4,515       $750,275,556      91.22       6.988        353      77.74      606
     Total:                                          4,829       $822,521,383     100.00       6.969        353      77.64      607



------------------------------------------------------------------------------------------------------------------------------------
I    What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                    % stated               % non-owner  % Fico Less
     LTV > 90                           Loans  Balance ($)  % of Balance  Rate (%)   Doctype   % IO Loans     Occupied     Than 600
     -------------------------------------------------------------------------------------------------------------------------------
     LTV > 90                             371   56,226,913          6.84%    7.476      7.90        15.07         1.56        14.34
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
J    What is max LTv fo stated income and minimum FICO for stated income?
     Max LTV                                                     100.00%
     Minimum FICO                                                    500
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
K    What is min FICO for loans above 90% LTV                        503

--------------------------------------------------------------------------------



L    Seasoning hisotry - any over 3m?
     Yes                             $234,925,836.72    28.56% of the total pool
     Wtd Average Seasoning on entire pool is 3.3 months

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any
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be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

-----------------------------------------------------------------------------------------------------------------------------------
                          % of pool   average LTV   LTV above 80%  LTV above 90%   % full doc  % owner occ    ave wac  % below 100k
                         ----------------------------------------------------------------------------------------------------------
A     FICO below 600          45.61         74.41          20.36            2.15        64.27        96.45       7.42         14.01
                         ----------------------------------------------------------------------------------------------------------
      FICO below 580          34.72         73.40          15.19            1.69        62.84        96.95       7.57         14.71
                         ----------------------------------------------------------------------------------------------------------
      FICO below 560          25.67         73.17          12.09            1.21        63.21        97.17       7.69         15.61
-----------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


--------------------------------------------------------------------
                          % above 500k     % IO   ave DTI  DTI > 45%
                        --------------------------------------------
A     FICO below 600              3.62     2.45     39.47      31.26
                        --------------------------------------------
      FICO below 580              3.00     0.75     39.61      32.55
                        --------------------------------------------
      FICO below 560              2.67     0.70     39.95      34.38
--------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                          % of pool   average LTV      FICO <600      FICO < 575   % full doc  % owner occ    ave wac  % below 100k
                         -----------------------------------------------------------------------------------------------------------
B     LTV above 85%           24.29         91.28          28.49           13.38        74.84        94.76       7.11         11.46
                         -----------------------------------------------------------------------------------------------------------
      LTV above 90%            6.84         95.42          14.34            7.63        90.72        98.44       7.48         19.53
                         -----------------------------------------------------------------------------------------------------------
      LTV above 95%            0.82         99.93           2.15            1.02        84.14        99.15      10.20         90.72
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------
                          % above 500k     % IO   ave DTI  DTI > 45%  LTV above 80%   LTV above 90%
                         --------------------------------------------------------------------------
B     LTV above 85%               5.44    10.63     39.52      27.75         100.00           28.15
                         --------------------------------------------------------------------------
      LTV above 90%               5.29    15.07     39.58      23.95         100.00          100.00
                         --------------------------------------------------------------------------
      LTV above 95%                  -     4.13     40.47      22.91         100.00          100.00
---------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                          % of pool   average LTV      FICO <600      FICO < 575   % full doc  % owner occ    ave wac  % below 100k
                         ----------------------------------------------------------------------------------------------------------
C       DTI > 40%             51.24         78.45          46.31           33.90        62.11        92.81       6.93         10.27
                         ----------------------------------------------------------------------------------------------------------
        DTI > 45%             27.37         77.61          52.10           39.22        64.92        92.78       6.93          9.25
                         ----------------------------------------------------------------------------------------------------------
        DTI > 50%              7.15         74.74          61.83           46.15        75.11        91.08       6.95          8.23
-----------------------------------------------------------------------------------------------------------------------------------
       Average DTI


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------
                          % above 500k     % IO   ave DTI  DTI > 45%  LTV above 80%   LTV above 90%
                        ---------------------------------------------------------------------------
C       DTI > 40%                 5.84     5.24     45.84      53.41          33.47            7.40
                        ---------------------------------------------------------------------------
        DTI > 45%                 5.37     4.70     48.64     100.00          31.53            5.98
                        ---------------------------------------------------------------------------
        DTI > 50%                 8.52     5.78     52.43     100.00          28.04            3.36
---------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
D     Non Owner Occ       % of pool   average LTV      FICO <600      FICO < 575   % full doc  % owner occ    ave wac  % below 100k
                         ----------------------------------------------------------------------------------------------------------
       Stated Docs            55.39         75.81          14.97            7.27            -            -       7.39         14.79
                         ----------------------------------------------------------------------------------------------------------
     Loans below 100k         16.18         74.95          28.10           18.65        48.64            -       7.74        100.00
                         ----------------------------------------------------------------------------------------------------------
         IO Loans              0.76         87.25              -               -       100.00            -       6.10             -
-----------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


-----------------------------------------------------------------------------------------------------
D     Non Owner Occ         % above 500k     % IO   ave DTI  DTI > 45%      LTV > 80%       LTV > 90%
                         ----------------------------------------------------------------------------
       Stated Docs                  7.46        -     37.29      22.06          21.68            0.81
                         ----------------------------------------------------------------------------
     Loans below 100k                  -        -     36.48      20.87          30.41            1.52
                         ----------------------------------------------------------------------------
         IO Loans                      -   100.00     47.09      52.48         100.00               -
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
E    When do IOs reset
     ------------------------------------------------------------------------------------------------------------------------------
     Months to next reset     Count      Balance ($)   % of Balance          WAC   Remaining Term            WA LTV        WA FICO
     ------------------------------------------------------------------------------------------------------------------------------
     0                           15       3,816,334            9.86        6.793              356             77.14            626
     ------------------------------------------------------------------------------------------------------------------------------
     18                           1         170,100            0.44        7.400              354             90.00            565
     ------------------------------------------------------------------------------------------------------------------------------
     19                          42      12,661,702           32.72        6.405              355             85.28            618
     ------------------------------------------------------------------------------------------------------------------------------
     20                          57      15,308,895           39.56        6.486              356             87.34            620
     ------------------------------------------------------------------------------------------------------------------------------
     21                           9       1,677,928            4.34        6.462              357             86.05            618
     ------------------------------------------------------------------------------------------------------------------------------
     22                           2         570,973            1.48        7.341              358             83.09            559
     ------------------------------------------------------------------------------------------------------------------------------
     31                           7       2,646,680            6.84        6.331              355             90.55            620
     ------------------------------------------------------------------------------------------------------------------------------
     32                           7       1,669,989            4.32        6.236              356             83.38            613
     ------------------------------------------------------------------------------------------------------------------------------
     33                           1         172,120            0.44        6.463              357             85.00            608
     ------------------------------------------------------------------------------------------------------------------------------
     Total:                     141      38,694,721          100.00        6.484              356             85.59            618
     ------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
F    Is DTI off current mortgage rate for IO                  Yes, All IO loans are still in there initial fixed rate period, thus the interest rates on the IO are the same as of origination.
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
G    Summary of pool per grades
     -------------------------------------------------------------------------------------------------------------------------------
     Credit Grade                     Count       Balance ($)     % of Balance          WAC   Remaining Term      WA LTV    WA FICO
     -------------------------------------------------------------------------------------------------------------------------------
     A                                  677       112,951,065            13.73        7.178              354       75.07        554
     -------------------------------------------------------------------------------------------------------------------------------
     AA                                1830       346,063,301            42.07        6.643              352       78.02        617
     -------------------------------------------------------------------------------------------------------------------------------
     AA+                                225        34,520,391             4.20        7.420              349       84.76        685
     -------------------------------------------------------------------------------------------------------------------------------
     B                                  550        83,524,615            10.15        7.649              356       71.87        540
     -------------------------------------------------------------------------------------------------------------------------------
     C                                  141        19,879,039             2.42        8.498              356       68.12        533
     -------------------------------------------------------------------------------------------------------------------------------
     CC                                  85        11,906,186             1.45        9.485              357       60.42        547
     -------------------------------------------------------------------------------------------------------------------------------
     NG                                1321       213,676,786            25.98        6.765              353       81.34        642
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                           4,829       822,521,383           100.00        6.969              353       77.64        607
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
H    What are top 10 cities and average strats for each
     -------------------------------------------------------------------------------------------------------------------------------
     Top 10 Cities of Overall Pool                     Loans      Balance ($)      Balance    Rate (%)   (months)      LTV    Score
     -------------------------------------------------------------------------------------------------------------------------------
     BROOKLYN                                             62      $17,192,982         2.09       6.739        355    72.25      630
     LAS VEGAS                                            44       $8,853,730         1.08       6.854        357    81.41      617
     LOS ANGELES                                          31       $6,872,134         0.84       6.640        354    75.90      617
     BRONX                                                24       $6,302,442         0.77       6.662        357    78.15      646
     CHICAGO                                              39       $6,221,361         0.76       7.580        354    82.15      606
     SACRAMENTO                                           32       $6,081,187         0.74       6.726        356    81.67      610
     STATEN ISLAND                                        22       $5,653,094         0.69       6.884        357    72.76      592
     PROVIDENCE                                           31       $5,162,548         0.63       6.858        350    76.06      608
     SAN DIEGO                                            17       $4,978,941         0.61       6.408        356    74.40      616
     SAN JOSE                                             12       $4,927,410         0.60       6.309        356    76.47      595
     Other                                             4,515     $750,275,556        91.22       6.988        353    77.74      606
     Total:                                            4,829     $822,521,383       100.00       6.969        353    77.64      607


------------------------------------------------------------------------------------------------------------------------------------
I    What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
     -------------------------------------------------------------------------------------------------------------------------------
                                                                               % stated                  % non-owner    % Fico Less
     LTV > 90            Loans     Balance ($)   % of Balance      Rate (%)     Doctype    % IO Loans       Occupied       Than 600
     -------------------------------------------------------------------------------------------------------------------------------
     LTV > 90              371     56,226,913           6.84%         7.476        7.90         15.07           1.56          14.34
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
J    What is max LTv fo stated income and minimum FICO for stated income?
     Max LTV                                                   100.00%
     Minimum FICO                                                  500
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
K    What is min FICO for loans above 90% LTV                      503


--------------------------------------------------------------------------------



L    Seasoning hisotry - any over 3m?
     Yes                       $234,925,836.72         28.56% of the total pool
     Wtd Average Seasoning on entire pool is 3.3 months